UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

KAR AUCTION SERVICES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

KAR AUCTION SERVICES, INC.
Notice of Annual Meeting
and Proxy Statement
Annual Meeting of Stockholders
June 2, 2023

April 21, 2023
Dear Fellow Stockholder:
Thank you for your continued investment in and support of KAR Auction Services, Inc. d/b/a KAR Global (“KAR Global” or the “Company”). You are cordially invited to attend KAR Global’s 2023 annual meeting of stockholders, which will be hosted virtually. You will be able to attend the 2023 annual meeting online, vote your shares electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/KAR2023.
As a KAR Global stockholder, your vote is important. The matters to be acted upon are described in the notice of annual meeting of stockholders and the proxy statement. Even if you are planning to attend the virtual meeting, you are strongly encouraged to vote your shares in advance through one of the methods described in the proxy statement.
Despite continuing supply pressures tied to the prolonged recovery of our industry, we made significant progress accelerating our vision to build the world’s greatest digital marketplaces for used vehicles. Notably, we sold the ADESA U.S. physical auction business, enabling us to pay down corporate debt, and we further simplified our business through strategic brand and platform consolidation in the U.S. and Europe. We are proud to have sold approximately 1.3 million vehicles and increased our total revenue from continuing operations 5% to $1.5 billion while making meaningful progress reducing our cost structure and annual cost run rate.
Thank you again for your continued support of KAR Global, our Board of Directors, our employees and our future.
Sincerely,

Michael T. Kestner Chairman of the Board	Peter Kelly Chief Executive Officer
This proxy statement is dated April 21, 2023 and is first being distributed to stockholders on or about April 21, 2023.

11299 North Illinois Street
Carmel, Indiana 46032
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	9:00 a.m., Eastern Daylight Time, on June 2, 2023

Place:	Online at www.virtualshareholdermeeting.com/KAR2023

Admission:
To attend the 2023 annual meeting, visit www.virtualshareholdermeeting.com/KAR2023. You will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.

Items of Business:	The holders of shares of Series A Convertible Preferred Stock (the “Series A Preferred Stock”), voting as a separate class, are being asked to vote on:
Proposal No. 1: To elect the director nominee designated by Ignition Parent LP (“Apax Investor”) to the Board of Directors.
The holders of shares of common stock and shares of Series A Preferred Stock, voting together as a single class, are being asked to consider and vote on the following items:
Proposal No. 2: To elect each of the other nine director nominees to the Board of Directors.
Proposal No. 3: To approve, on an advisory basis, executive compensation.
Proposal No. 4: To approve, on an advisory basis, the frequency of future votes to approve executive compensation.
Proposal No. 5: To ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2023.
To transact any other business as may properly come before the meeting or any adjournments or postponements thereof.

Record Date:
You are entitled to vote at the 2023 annual meeting and at any adjournments or postponements thereof if you were a stockholder of record at the close of business on April 6, 2023. A list of stockholders entitled to vote at the 2023 annual meeting will be available for examination during ordinary business hours for 10 days prior to the meeting at the address listed above, and the list will also be available online during the meeting.

Voting by Proxy:
Whether or not you plan to virtually attend the 2023 annual meeting, please vote at your earliest convenience by following the instructions in the Notice of Internet Availability of Proxy Materials or the proxy card you received in the mail so that your shares can be voted at the 2023 annual meeting in accordance with your instructions. For specific instructions on voting, please refer to the instructions on your enclosed proxy card.

On Behalf of the Board of Directors,

April 21, 2023 Carmel, Indiana	Charles S. Coleman EVP, Chief Legal Officer and Secretary

Notice of Internet Availability of Proxy Materials for the Annual Meeting
The proxy statement for the 2023 annual meeting and the annual report to stockholders for the fiscal year ended December 31, 2022, each of which is being provided to stockholders prior to or concurrently with this notice, are also available to you electronically via the Internet. We encourage you to review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report to stockholders on the Internet, visit our website, www.karglobal.com, and click on “Investors” and then the “Financials” tab. The information on our website is not part of this proxy statement and is not deemed incorporated by reference into this proxy statement or any other public filing made with the SEC.

Forward-Looking Statements:   This proxy statement contains information that may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which are subject to certain risks, trends and uncertainties. In particular, statements made that are not historical facts may be forward-looking statements. Words such as “should,” “may,” “will,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions identify forward-looking statements. Such statements are based on management’s current expectations, assumptions and/or beliefs, are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results projected, expressed or implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in the section entitled “Risk Factors” in our annual and quarterly periodic reports filed with the Securities and Exchange Commission. The Company does not undertake any obligation to update any forward-looking statements.

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement before voting. For more complete information regarding the 2022 performance of KAR Auction Services, Inc. (the “Company,” “KAR,” “KAR Auction Services” or “KAR Global”), please review the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.
ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	9:00 a.m., Eastern Daylight Time, on June 2, 2023

Location:	Online at www.virtualshareholdermeeting.com/KAR2023

Record Date:	Stockholders of record as of the close of business on the record date, April 6, 2023, are entitled to vote at the 2023 annual meeting of stockholders. On the record date, the Company had 109,185,902 shares of common stock issued and outstanding and 634,305 shares of Series A Preferred Stock issued and outstanding.

NYSE Symbol:	KAR

Registrar and Transfer Agent:	American Stock Transfer & Trust Company, LLC

ITEMS TO BE VOTED ON AT ANNUAL MEETING OF STOCKHOLDERS
Proposal	Our Board’s Recommendation	Page
1. Election of the director nominee designated by the Apax Investor.	FOR the director nominee	8

2. Election of each of the other nine director nominees.	FOR each director nominee	13

3. Approval, on an advisory basis, of executive compensation.	FOR	26

4. Approval, on an advisory basis, of the frequency of future votes to approve executive compensation.	FOR EVERY YEAR	66

5. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2023.	FOR	67
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BOARD NOMINEES (PAGES 7–13)
Name	Age	Director Since	Independent	Primary Occupation	Committee Membership*
Roy Mackenzie	51	2020	Yes	Partner of Apax Partners, LP	CC
Carmel Galvin	54	2020	Yes	Chief People Officer at Stripe, Inc.	CC (Chair), NCGC
James P. Hallett	70	2007	No	Former Executive Chairman and Chairman of the Board of the Company	—
Mark E. Hill	67	2014	Yes	Managing Partner of Collina Ventures, LLC	NCGC (Chair), RC
J. Mark Howell	58	2014	Yes	Managing Director of Mintaka Ventures, LLC	AC (Chair), RC (Chair)
Stefan Jacoby	65	2019	Yes	Non-Executive Director of McLaren Group	CC, NCGC
Peter Kelly	54	2021	No	Chief Executive Officer of the Company	—
Michael T. Kestner**	69	2013	Yes	Automotive Industry and Building Products Consultant	AC, RC
Sanjeev Mehra	64	2021	Yes	Managing Partner of Periphas Capital, LP	CC
Mary Ellen Smith	63	2019	Yes	Corporate Vice President of Worldwide Business Operations of Microsoft Corporation	AC, RC

*
AC=Audit Committee
CC=Compensation Committee
NCGC=Nominating and Corporate Governance Committee
RC=Risk Committee

**
Chairman of the Board

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2022 BUSINESS HIGHLIGHTS
For the year ended December 31, 2022, the Company continued to advance its digital transformation. Specific highlights for fiscal 2022 included:
Increased total revenue 5% to $1.5 billion (continuing operations)

Reinforced commitment to digital future with sale of ADESA U.S. physical auction business generating $2.2 billion of gross proceeds
Completed consolidation of U.S. dealer-to-dealer marketplaces and migrated European marketplace technology to a single platform
Meaningfully reduced cost structure and surpassed annual run rate reduction goals
Repaid corporate debt of over $1.5 billion and repurchased and retired 12.6 million shares of common stock
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CORPORATE GOVERNANCE HIGHLIGHTS (PAGES 14–19)
We are committed to high standards of ethical and business conduct and strong corporate governance practices. This commitment is highlighted by the practices described below as well as the information contained on our website, www.karglobal.com, which can be accessed by clicking on “Investors” and then the “Governance” tab.
Annual Elections: Our directors are elected annually for one-year terms.

Majority Voting: We maintain a majority voting standard for uncontested director elections with a policy for directors to tender their resignation if less than a majority of the votes cast are in their favor.

Director and Committee Independence: Eight of our ten director nominees are independent, and all committees of our Board of Directors (the “Board”) are comprised entirely of independent directors.
Executive Sessions: Our independent directors meet in executive session at each regularly scheduled Board meeting.

Independent Chairman: We have an independent Chairman of the Board who presides over the executive sessions of the independent directors and serves as the principal liaison between the independent directors and our CEO.

Diversity: Female and minority directors compromise 30% of our Board.
Annual Board and Committee Evaluations: The Board and its committees each evaluates its performance each year.
Robust Equity Ownership Requirements for Non-Employee Directors: The stock ownership guideline for our non-employee directors is five times their annual cash retainer.

Robust Equity Retention Requirements for Non-Employee Directors: All shares of our common stock granted to non-employee directors must be held for three years after vesting while serving as a director.

Robust Equity Ownership Requirements for Executive Officers: We have stock ownership guidelines that are applicable to our executive officers. The stock ownership guideline for our CEO is five times his annual base salary and, for the remaining executive officers, three times annual base salary. Executive officers are required to hold 60% of vested shares, net of taxes, until stock ownership guidelines are met.

Anti-Hedging and Pledging Policies: Our directors and executive officers are prohibited from hedging or pledging Company stock.

Annual Management and CEO Evaluation and Succession Planning Review: Our Board conducts an annual evaluation and review of our CEO and each executive officer’s performance, development and succession plan.

Board Risk Oversight: The Risk Committee assists the Board in its oversight of: (i) the principal business, financial, technology, operational and regulatory risks and other material risks and exposures of the Company; and (ii) the actions, activities and initiatives of the Company to mitigate such risks and exposures. The Risk Committee provides oversight with respect to risk practices implemented by management, except for the oversight of risks that have been specifically delegated to another committee of the Board (in which case the Risk Committee may maintain oversight over such risks through the receipt of reports from such committees). The Risk Committee receives quarterly cybersecurity reports from our Chief Information Security Officer.

Board ESG Oversight: The Nominating and Corporate Governance Committee assists the Board in its oversight of environmental, social and governance (ESG) matters.
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EXECUTIVE COMPENSATION (PAGES 27–61)
We maintain a compensation program structured to achieve a close connection between executive pay and Company performance. For more information regarding our named executive officer compensation, see “Compensation Discussion and Analysis” and the compensation tables that follow such section.
Executive Compensation Best Practices
WHAT WE DO
Pay for performance: Our annual incentive program is 100% performance based and our annual equity incentive program is 90% performance based.

Independent Compensation Committee: All of the members of our Compensation Committee are independent under NYSE rules.

Independent compensation consultant: The Compensation Committee retains its own independent compensation consultant to evaluate and review our executive compensation program and practices.

“Double-trigger” equity vesting: Accelerated vesting of assumed or replaced equity awards upon a change in control of the Company is only permitted if an executive experiences a qualifying termination of employment in connection with or following such change in control.

Robust equity ownership requirements: The stock ownership guideline for our CEO is five times his annual base salary, and three times annual base salary for the other executive officers. Executive officers are required to hold 60% of vested shares, net of taxes, until stock ownership guidelines are met.

Maximum payout caps: The Compensation Committee sets maximum amounts that may be payable for annual cash incentive compensation and PRSUs.

Annual compensation risk assessment: Each year we perform an assessment of any risks that could result from our compensation programs and practices.

Clawback policy: Our clawback policy provides for the recovery and cancellation of incentive compensation of an executive officer in the event we are required to prepare an accounting restatement due to such executive officer’s intentional misconduct.

Stockholder alignment: We reward performance that meets or exceeds the performance goals that the Compensation Committee establishes with the objective of increasing stockholder value.

WHAT WE DON’T DO
Pay dividends on unvested equity awards: Dividend equivalents and cash are accrued on PRSUs and RSUs, respectively, but are only paid out if, and to the extent that, the underlying PRSUs and RSUs vest.

Provide excise tax gross-ups: We do not provide “golden parachute” excise tax gross-ups.

Provide excessive perquisites: We provide a limited number of perquisites that are designed to support a competitive total compensation package.

Allow hedging or pledging of the Company’s securities: We prohibit hedging, pledging and short sales of Company stock by our directors and executive officers.

Reprice stock options: Stock option exercise prices are set equal to the grant date market price and cannot be repriced or discounted without stockholder approval.

Provide pension benefits or supplemental retirement plans: We do not maintain a defined benefit pension or supplemental retirement plans for our executive officers.

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DIRECTORS ELECTED ANNUALLY
The Apax Investor has designated, and our Board has nominated, Roy Mackenzie, to stand for election to the Board at the 2023 annual meeting. In addition, our Board has nominated the nine individuals named below to stand for election to the Board at the 2023 annual meeting. The Company’s directors are elected each year by our stockholders at the annual meeting (with one member of the Board being elected solely by the holders of Series A Preferred Stock). We do not have a staggered or classified board. Each director’s term will last until the 2024 annual meeting of stockholders and until such director’s successor is duly elected and qualified, or such director’s earlier death, resignation or removal. The director nominee designated by the Apax Investor must receive the affirmative vote of a majority of the votes cast by the holders of Series A Preferred Stock (voting as a separate class), and the nine other director nominees must receive the affirmative vote of a majority of the votes cast by the holders of common stock and Series A Preferred Stock, voting together as a single class, in the election of directors at the 2023 annual meeting to be elected (i.e., the number of shares voted “FOR” a director nominee must exceed the number of votes cast “AGAINST” such nominee).
DIRECTOR INDEPENDENCE
The Board is responsible for determining the independence of our directors. Under the NYSE listing standards, a director qualifies as independent if the Board affirmatively determines that the director has no material relationship with the Company. While the focus of the inquiry is independence from management, the Board is required to broadly consider all relevant facts and circumstances in making an independence determination. In making independence determinations, the Board complies with NYSE listing standards and considers all relevant facts and circumstances. Based upon its evaluation, our Board has affirmatively determined that the following directors meet the standards of “independence” established by the NYSE: Carmel Galvin, Mark E. Hill, J. Mark Howell, Stefan Jacoby, Michael T. Kestner, Roy Mackenzie, Sanjeev Mehra and Mary Ellen Smith. James P. Hallett, our former Executive Chairman, and Peter J. Kelly, our Chief Executive Officer, are not independent directors.
BOARD NOMINATIONS AND DIRECTOR NOMINATION PROCESS
The Board is responsible for nominating members for election to the Board and for filling vacancies on the Board that may occur between the annual meetings of stockholders. The Nominating and Corporate Governance Committee is responsible for identifying, screening and recommending candidates to the Board for Board membership. When formulating its Board membership recommendations, the Nominating and Corporate Governance Committee may also consider advice and recommendations from others, including third-party search firms, current Board members, management, stockholders and other persons, as it deems appropriate.
The Nominating and Corporate Governance Committee uses a variety of methods to identify and evaluate potential candidates. Consideration of candidates typically involves a series of internal discussions, review of candidate information, and interviews with selected candidates. The Nominating and Corporate Governance Committee will consider the candidate against the criteria it has adopted, as further discussed below, in the context of the Board’s then-current composition and the needs of the Board and its committees, and will ultimately recommend qualified candidates for election to the Board. Though the Nominating and Corporate Governance Committee does not have a formal policy regarding consideration of director candidates recommended by stockholders, the Nominating and Corporate Governance Committee generally evaluates such candidates in the same manner by which it evaluates director candidates recommended by other sources. With respect to the director to be elected by the holders of shares of Series A Preferred Stock, such nominee is required to have been designated by the Apax Investor pursuant to the Apax Investment Agreement.
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As detailed in both the Nominating and Corporate Governance Committee Charter and the Corporate Governance Guidelines, director candidates are selected based upon various criteria, including experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board. Director candidates are considered in light of the needs of the Board with due consideration given to the foregoing criteria. Board members are expected to prepare for, attend and participate in all Board and applicable committee meetings and the Company’s annual meetings of stockholders.
In addition, a stockholder may nominate candidates for election as a director, provided that the nominating stockholder follows the procedures set forth in Article II, Section 5 of the Company’s Second Amended and Restated By-Laws for nominations by stockholders of persons to serve as directors, including the requirements of timely notice and certain information to be included in such notice. Deadlines for stockholder nominations for next year’s annual meeting are included in the “Requirements, Including Deadlines, for Submission of Proxy Proposals” section on page 72.
Pursuant to our employment agreement with Peter J. Kelly, our Chief Executive Officer, the Company will nominate Mr. Kelly to serve as a member of the Board during his period of employment under such agreement.
BOARD QUALIFICATIONS AND DIVERSITY
The Nominating and Corporate Governance Committee and the Board believe that diversity along multiple dimensions, including opinions, skills, perspectives, personal and professional experiences, and other differentiating characteristics, is an important element of its nomination recommendations. The Nominating and Corporate Governance Committee has not identified any specific minimum qualifications which must be met for a person to be considered as a candidate for director. However, Board candidates are selected based upon various criteria including experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board. Although the Board does not have a formal diversity policy, the Nominating and Corporate Governance Committee and Board review these factors, including diversity of gender, race, ethnicity, age, cultural background and professional experience, in considering candidates for Board membership.
INFORMATION REGARDING THE NOMINEES FOR ELECTION TO THE BOARD
The following information is furnished with respect to each nominee for election as a director. All of the nominees were elected by the stockholders at last year’s annual meeting. For so long as the Apax Investor meets certain beneficial ownership conditions as detailed in the Apax Investment Agreement, the Apax Investor has the right to designate one director to the Board. The Apax Investor has designated Roy Mackenzie for election in 2023 for a term expiring at the 2024 annual meeting. Consistent with the Apax Investment Agreement, our Board now nominates, and recommends, Mr. Mackenzie for election in 2023 for a term expiring at the 2024 annual meeting. The appointment of the Apax Investor designee will be voted on by the holders of Series A Preferred Stock at each annual meeting until the Apax Investor ceases to meet certain beneficial ownership conditions as detailed in the Apax Investment Agreement.
Each of the nominees has consented to being named in this proxy statement and to serve as a director if elected. If Roy Mackenzie shall not be available for election as a director at the 2023 annual meeting, it is intended that shares represented by the accompanying proxy will be voted for the election of a substitute nominee designated by the Apax Investor. If any of the other nine nominees is unavailable to stand for election as a director, your proxy holders will have the authority and discretion to vote for another nominee proposed by the Board or the Board may reduce the number of directors to be elected at the 2023 annual meeting. The ages of the nominees are as of the date of the 2023 annual meeting, June 2, 2023.
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Nominees for Election as Directors to Be Elected by Holders of Series A Preferred Stock
Roy Mackenzie
Independent Director since June 2020 Age: 51 Current Board Committees: Compensation Committee
Career Highlights

•
Partner at Apax Partners, LP (“Apax”), a private equity advisory firm, since January 2003, and also serves on the Investment Committees for the Apax Buyout Funds and Apax Global Alpha.

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Director of Trade Me Ltd, Vyaire Medical, Inc., and Duck Creek Technologies, Inc., each in connection with investments by funds advised by Apax.

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Previously served as a director of several companies in connection with investments by funds advised by Apax, including Sophos Group plc, King Digital Entertainment plc, Exact Software NV, Epicor Software, Inc., and NXP Semiconductors NV.

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Holds an MBA from Stanford Graduate School of Business and a M.Eng in Electrical Engineering from Imperial College, London.

Other Public and Registered Investment Company Directorships in Last Five Years: Director of Duck Creek Technologies, Inc. since April 2016. Partner at Apax since 2003. Director of Sophos Group PLC from May 2015 to March 2020.

Skills and Qualifications
Extensive experience working closely with management teams to build successful technology companies.
Substantial experience in evaluating companies’ strategies, operations and financial performance, which provides important perspectives and insights.
Deep technology expertise.
Current and prior public board service brings valuable skills and perspectives to our Board.
Mr. Mackenzie is a director who was designated by the Apax Investor under the terms of the Apax Investment Agreement. Only the holders of Series A Preferred Stock may vote on the election of Mr. Mackenzie as a director at the 2023 annual meeting.

The Board of Directors recommends a vote FOR the election of the foregoing nominee to the Board of Directors.
Proxies solicited by the Board of Directors will be voted “FOR” the election of the director nominee named in this proxy statement and on the proxy card unless stockholders specify a contrary vote.
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Nominees for Election as Directors to Be Elected by Holders of Common Stock and Series A Preferred Stock, Voting Together as a Single Class
Carmel Galvin
Independent Director since February 2020 Age: 54 Current Board Committees: Compensation Committee (Chair) and Nominating and Corporate Governance Committee
Career Highlights

•
Chief People Officer at Stripe, Inc., a payment software services and solutions company, since January 2021.

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Chief Human Resources Officer (“CHRO”) and Senior Vice President, People and Places, at Autodesk, Inc., a multinational software corporation, from March 2018 to January 2021.

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CHRO and Senior Vice President at Glassdoor, Inc., a job listing platform, from April 2016 to February 2018.

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CHRO and Senior Vice President at Advent Software, Inc., an investment management software company, from October 2014 to April 2016.

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Vice President of Talent & Culture Development for Deloitte New-venture Accelerator (DNA), from May 2013 to October 2014.

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Provided human resources consulting services from January 2011 to April 2013 at Front Arch, Inc. and from September 2009 to December 2011 at Corporate Leadership Council (CLC), Corporate Executive Board.

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Managing Director, Global Head of Human Resources at Moody’s Analytics (formerly Moody’s KMV) from November 2004 to March 2008 and Vice President, Global Head of Human Resources at Barra, Inc. from September 1995 to June 2002.

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Graduate of Trinity College Dublin (BA) and University College Dublin (MBS).

Skills and Qualifications
More than 25 years of talent and culture leadership experience with global organizations in the technology and online sectors.

Extensive experience in helping transform global companies, including leading diversity and inclusion, employee engagement and culture management efforts at companies with varied locations, languages and cultures.

Significant experience with executive compensation programs and practices, including working directly with boards and compensation committees on compensation, talent and succession planning initiatives.

Provides diverse international perspective.
James P. Hallett
Director since April 2007 Age: 70
Career Highlights

•
Executive Chairman of the Company from April 2021 to March 2023 and Chairman of the Board of the Company from December 2014 to March 2023. Chief Executive Officer of the Company from September 2009 to March 2021.

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Chief Executive Officer and President of ADESA from April 2007 to September 2009, a wholly owned subsidiary of the Company.

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President of Columbus Fair Auto Auction, a large independent automobile auction located in Columbus, Ohio, from May 2005 to April 2007.

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After selling his auctions to ADESA in 1996, Mr. Hallett held various senior executive leadership positions with ADESA between 1996 and 2005, including President and Chief Executive Officer of ADESA.

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Founded and owned two automobile auctions in Canada from 1990 to 1996.

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Managed and then owned a number of new car franchise dealerships for 15 years.

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Winner of multiple industry awards, including NAAA Pioneer of the Year in 2008 and the Ed Bobit Industry Icon award in 2018.

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Recognized as the EY Entrepreneur of the Year 2014 National Services Award Winner and one of Northwood University’s 2015 Outstanding Business Leaders.

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Graduate of Algonquin College.

Skills and Qualifications
Committed and deeply engaged leader with over 25 years of experience in key leadership roles throughout the Company and over 45 years of experience in the industry.

As the former Chief Executive Officer and Executive Chairman, Mr. Hallett has a thorough and in-depth understanding of the Company’s business and industry, including its employees, business units, customers and investors, which provides an additional perspective to our Board.

Strong leadership skills and entrepreneurial mindset.

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Mark E. Hill
Independent Director since June 2014 Age: 67 Current Board Committees: Nominating and Corporate Governance Committee (Chair) and Risk Committee
Career Highlights

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Managing Partner of Collina Ventures, LLC, a private investment company that invests in software and technology companies, since 2006.

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Chairman and Chief Executive Officer of Lumavate LLC, a company that provides a platform for building cloud-based mobile applications, from November 2017 to April 2021 and Executive Chairman from May 2021 to December 2021.

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Co-founder and Chairman of Bluelock, LLC, a privately held infrastructure-as-a-service company, from 2006 to March 2018.

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Co-Founder, President and Chief Executive Officer of Baker Hill Corporation, a banking industry software and services business, from 1985 to 2006. Baker Hill Corporation was acquired by Experian PLC, a global information solutions company, in 2005.

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Graduate of the University of Notre Dame (BBA) and Indiana University (MBA).

Skills and Qualifications

Significant executive leadership and management experience leading and owning a software and technology-based business provides our Board with expertise in technology, innovation, and strategic investments.

Extensive experience as an investor and mentor to numerous early stage software and technology companies provides entrepreneurial perspective to the Board.

Key leadership experience in numerous central Indiana business and community service organizations, including Central Indiana Corporate Partnership, Ascend Indiana, the Orr Fellowship and the local Teach For America board.

Public company board experience, including serving as a lead independent director.
J. Mark Howell
Independent Director since December 2014 Age: 58 Current Board Committees: Audit Committee (Chair) and Risk Committee (Chair)
Career Highlights

•
Managing Director of Mintaka Ventures, LLC, a firm focused on private investments, since August 2021.

•
President and Chief Executive Officer of Conexus Indiana, Indiana’s advanced manufacturing and logistics initiative sponsored by Central Indiana Corporate Partnership, Inc., from January 2018 to August 2021.

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Chief Operating Officer of Angie’s List, Inc., a national local services consumer review service and marketplace, from March 2013 to September 2017. Angie’s List, Inc. was acquired in 2017 and merged into ANGI Homeservices Inc.

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President, Ingram Micro North America Mobility of Ingram Micro Inc., a technology distribution company, from 2012 to 2013.

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President, BrightPoint Americas of BrightPoint, Inc., a distributor of mobile devices for phone companies, including Chief Operating Officer, Executive Vice President and Chief Financial Officer, from 1994 to 2012. BrightPoint, Inc. was sold to Ingram Micro Inc. in 2012.

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Vice President and Corporate Controller of ADESA from August 1992 to July 1994, now a wholly owned subsidiary of the Company.

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Audit Staff and Senior Staff at Ernst & Young LLP.

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Graduate of the University of Notre Dame (BBA in Accounting).

Skills and Qualifications
Extensive senior leadership experience at internet-based and technology-driven companies provides valuable insight as the Company continues to advance its digital transformation.
Significant executive leadership experience in the public company sector.
Provides unique, in-depth knowledge of the Company and its industry as a former employee of ADESA.
Substantial financial experience. Certified Public Accountant with experience in public accounting and public companies.

Cybersecurity Certification: Mr. Howell has earned a CERT Certificate in Cybersecurity Oversight from the National Association of Corporate Directors and the Software Engineering Institute of Carnegie Mellon University.

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Stefan Jacoby
Independent Director Since June 2019 Age: 65 Current Board Committees: Compensation Committee and Nominating and Corporate Governance Committee
Career Highlights

•
Non-Executive Director of McLaren Group, a UK automotive, motorsport, and technology company, since September 2021; and consultant in the automotive industry since January 2018.

•
Executive Vice President of General Motors Company, a multinational company that designs, manufactures and markets vehicles worldwide, and President of GM International Operations, from August 2013 to January 2018.

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Chief Executive Officer and President of Volvo Car Corporation, a multinational vehicle manufacturer and marketer, from August 2010 to October 2012.

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Served in several capacities at Volkswagen AG, a multinational automotive manufacturing company, between 2004 and 2010, most recently serving as Chief Executive Officer and President of Volkswagen Group of America from 2007 to 2010 and as Executive Vice President of Group Marketing and Sales at Volkswagen AG from 2004 to 2007.

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Chief Executive Officer and President of Mitsubishi Motors Europe, the European headquarters of automotive manufacturer Mitsubishi Motors, from 2001 to 2004.

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Served in a variety of finance and leadership roles at Volkswagen AG from 1985 to 2001.

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Graduate of the University of Cologne, Germany.

Skills and Qualifications

More than 30 years of broad international experience in the automotive industry, including senior management positions with global automakers in Germany, Japan, the Netherlands, Sweden, Singapore and the United States.

Deep insights and understanding of the macro trends and technologies rapidly transforming the automotive industry, including mobility as a service and autonomous vehicles.

Extensive knowledge of customer experience and retail structures. Expansive experience in finance, sales and marketing has given him a deep understanding of the impact of both areas on profitability and successful market growth.

Strong leadership skills in managing and motivating people for establishing momentum for growth and change, building high performance teams in transformative periods and recruiting and retaining senior management.

Peter Kelly
Director since April 2021 Age: 54 Chief Executive Officer
Career Highlights

•
Chief Executive Officer of the Company since April 2021.

•
President of the Company from January 2019 to March 2021.

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President of Digital Services of the Company from December 2014 to January 2019 and Chief Technology Officer of the Company from June 2013 to January 2019.

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President and Chief Executive Officer of OPENLANE, a subsidiary of the Company, from February 2011 to June 2013.

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President and Chief Financial Officer of OPENLANE from February 2010 to February 2011.

•
Co-founded OPENLANE in 1999, and served in a number of executive roles at OPENLANE from 1999 to 2010.

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Prior to his work with OPENLANE, managed engineering, construction and procurement projects for Taylor Woodrow, a U.K.-based construction and development firm, from 1989 to 1997.

•
Graduate of the University College Dublin (Engineering) and Stanford University (MBA).

Skills and Qualifications

More than 20 years of experience in the Company’s industry, with unique insights gained as a co-founder and executive of a digital auction start-up and subsequently as a senior executive of the Company, leading our digital services and technology teams and offerings.

As former President and now Chief Executive Officer, Mr. Kelly has a thorough and in-depth understanding of the Company’s business and industry, including its employees, business units, customers and digital opportunities, which provides an additional perspective to the Board. Mr. Kelly’s entrepreneurial mindset provides further unique perspective.

Deep insights into the businesses and technologies rapidly transforming the Company’s business and industry.
Strong leadership skills and technology expertise.

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Michael T. Kestner
Independent Director since December 2013 Chairman of the Board since April 2023 Age: 69 Current Board Committees: Audit Committee and Risk Committee
Career Highlights

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Consultant in the building products and automotive industry since December 2015.

•
Chief Financial Officer of Building Materials Holding Corporation, a building products company, from August 2013 to December 2015.

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Partner in FocusCFO, LLC, a consulting firm providing part time CFO services, from April 2012 to August 2013.

•
Executive Vice President, Chief Financial Officer and a director of Hilite International, Inc., an automotive supplier of powertrain parts, from October 1998 to July 2011.

•
Chief Financial Officer of Sinter Metals, Inc., a supplier of powder metal precision components, from 1995 to 1998.

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Served in various capacities at Banc One Capital Partners, Wolfensohn Ventures LP and as a senior audit manager at KPMG LLP.

•
Graduated from Southeast Missouri State University.

Skills and Qualifications

Extensive business, management, and operational experience as a senior leader in the automotive industry both domestically and internationally provides him with valuable leadership skills and additional insight into business, financial and strategic matters that are important to the Company.

Brings valuable experience and perspective from serving over 20 years as a CFO of public and private companies, including in the areas of accounting and financial reporting, internal controls and procedures, compliance, risk management, investor relations, capital markets, strategic cost initiatives, complex financial transactions, and mergers, acquisitions and divestitures.

Extensive experience in financial analysis and financial statement preparation.
Certified Public Accountant with experience in public accounting and public companies.
Sanjeev Mehra
Independent Director since October 2021 Age: 64 Current Board Committees: Compensation Committee
Career Highlights

•
Managing Partner of Periphas Capital, LP, a private equity investing firm focused on making investments in technology enabled business services, consumer and industrial companies, since founding the firm in 2017.

•
Previously served in a variety of positions at Goldman, Sachs & Co. (“Goldman”) from 1986 to 2017, including Partner from 1998 to 2016, and held a range of other senior positions, including vice chairman of the global private equity business, and prior to that, co-head of the Americas private equity business.

•
Founding member of Goldman’s Principal Investment Area (“PIA”), the firm’s private investing arm of its Merchant Banking Division, and served on the PIA Investment Committee from 1998 to 2017.

•
Has served on the board of directors of over 25 companies, including on the Board of the Company from 2007 until 2013.

•
Received his MBA from Harvard Business School and a BA from Harvard College.

Other Public and Registered Investment Company Directorships in Last Five Years: CEO and Director of Periphas Capital Partnering Corporation from September 2020 to January 2023. Director of Aramark from 2007 to 2019.

Skills and Qualifications
Extensive experience in advising companies and working closely with management teams to foster growth, transformational change and operational efficiency.
Substantial experience in evaluating companies’ strategies, operations and financial performance, which provides important perspectives and insights.
Former service on the Company’s Board provides unique, in depth knowledge of the Company and its industry.
Current and prior public board service brings valuable skills and perspectives to our Board, including extensive time serving as a lead independent director and chairman of board committees.

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Mary Ellen Smith
Independent Director since October 2019 Age: 63 Current Board Committees: Audit Committee and Risk Committee
Career Highlights

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Corporate Vice President of Worldwide Business Operations of Microsoft Corporation (“Microsoft”), a technology company, since July 2013.

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Vice President, Worldwide Operations of Microsoft from 2011 to July 2013, General Manager, Worldwide Commercial Operations of Microsoft from 2010 to 2011, and General Manager and President of Microsoft Licensing, GP from 2006 to 2010.

•
Served in several roles at Hewlett-Packard Company from 1996 to 2006, including Vice President, Volume Direct and Teleweb, Americas Region, from 2004 to 2006, and Vice President, Worldwide Customer Operations from 2002 to 2004.

•
Graduate of Bowling Green State University (BS) and Wright State University (MBA). Earned certificates of completion from Stanford University’s Executive Program and Directors’ Consortium Program.

Skills and Qualifications

Over 30 years of broad and extensive operational and leadership experience in the technology industry with a deep focus on global operations strategy and execution, business transformation change management, global manufacturing, supply chain and logistics.

Deep expertise in digital business transformation, change management in transforming business processes from physical to digital supply chain and operations delivering highly impactful business model and cost improvements

Extensive knowledge in leading through growth and expansion by building future operating performance models for new businesses in emerging markets and more broadly, worldwide.

Extensive knowledge and broad business skills supporting customer experience enhancements, compliance enhancements, oversight, risk mitigation and management. Highly skilled in finance, sales and marketing support with a deep understanding of business model operations and drivers of profitability.

Significant leadership skills leading highly impactful and performing teams and managing people. A proven leader championing diversity and inclusion in corporate culture for all dimensions of diversity.

The Board of Directors recommends a vote FOR the election of each of the foregoing nine nominees to the Board of Directors.
Proxies solicited by the Board of Directors will be voted “FOR” the election of each of the nine director nominee named in this proxy statement and on the proxy card unless stockholders specify a contrary vote.
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BOARD STRUCTURE AND CORPORATE GOVERNANCE

ROLE OF THE BOARD
The Board oversees the Company’s CEO and other members of senior management in the competent and ethical operation of the Company and assures that the long-term interests of the stockholders are being served. The Board serves as the ultimate decision-making body of the Company, except for those matters reserved to or shared with the stockholders. The Company’s Corporate Governance Guidelines are available on our website, www.karglobal.com, by clicking on “Investors” and then the “Governance” tab. The information on our website is not part of this proxy statement and is not deemed incorporated by reference into this proxy statement or any other public filing made with the Securities and Exchange Commission (the “SEC”).
BOARD LEADERSHIP
The Company’s Corporate Governance Guidelines provide that the Board shall be free to choose its Chairman in any way it deems best for the Company at any given point in time. If the Chairman is not an independent director, the independent directors are to annually appoint a Lead Independent Director. The Board believes that it should have the flexibility to make these determinations from time to time in the way that it believes best to provide appropriate leadership for the Company under then-existing circumstances.
From December 2014 to March 31, 2023, James P. Hallett served as Chairman of the Board. During such period, the Board elected a Lead Independent Director each year. Michael T. Kestner most recently served as the Lead Independent Director from July 2019 to March 31, 2023.
Mr. Kestner began serving as the independent Chairman of the Board on April 1, 2023 (following Mr. Hallett’s retirement). Our Board believes that having an independent Chairman provides the most appropriate leadership structure for the Company at this time. Mr. Kestner has a wealth of leadership experience and deep understanding of the Company and the Board from serving as Lead Independent Director from July 2019 to March 2023 and serving as a member of the Board since December 2013.
Given the Chairman is now an independent director, the Board no longer has a Lead Independent Director. The duties of the Chairman are substantially similar to those of the Lead Independent Director. The Board has adopted a Lead Independent Director Charter, which sets forth a clear mandate with significant authority and responsibilities for the Lead Independent Director or independent Chairman, as applicable, including:
Board Meetings and Executive Sessions
•
Has the authority to call meetings of the independent directors, and calls and develops the agenda for executive sessions of the independent directors.

•
Presides at all meetings of the Board at which the Chairman of the Board is not present (if not the same person), including executive sessions of the independent directors.

Meeting Agendas, Schedules and Materials
•
Reviews, in consultation with the Chairman (if not the same person) and the CEO:

•
agendas for Board meetings;

•
meeting schedules to assure there is sufficient time for discussion of all agenda items; and

•
information sent to the Board, including the quality, quantity, appropriateness and timeliness of such information.

Board/Director Communications	• Serves as principal liaison on Board-wide issues among the independent directors and the Chairman (if not the same person) and the CEO and facilitates communication generally among directors.
Stockholder Communications	• If requested by stockholders, ensures that he or she is available, when appropriate, for consultation and direct communication.
Chairman and CEO Performance Evaluations
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Together with the Compensation Committee, conducts an annual evaluation of the Chairman (if not the same person) and the CEO, including an annual evaluation of his or her respective interactions with the independent directors.

Outside Advisors and Consultants
•
Recommends to the independent directors the retention of advisors and consultants who report directly to the Board, and, upon approval by the independent directors, retains such advisors and consultants.

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EXECUTIVE SESSIONS
The independent directors of the Company meet in executive session at every regularly scheduled Board meeting. The Company’s Corporate Governance Guidelines state that the Chairman of the Board (if an independent director) or the Lead Independent Director (if the Chairman of the Board is not an independent director) shall preside at such executive sessions, or in such director’s absence, another independent director designated by the Chairman of the Board or the Lead Independent Director, as applicable. Currently, Mr. Kestner, our independent Chairman of the Board, presides at the executive sessions of our independent directors.
BOARD MEETINGS AND ATTENDANCE
The Board held seven meetings during 2022. All of the incumbent directors attended at least 75% of the meetings of the Board and Board committees on which they served during 2022. As stated in our Corporate Governance Guidelines, each director is expected to attend all annual meetings of stockholders. All of our directors attended last year’s annual meeting of stockholders.
BOARD COMMITTEES
In 2022, the Board maintained four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Risk Committee. Each of our committees operates pursuant to a written charter. Copies of the committee charters are available on our website, www.karglobal.com, by clicking on “Investors” and then the “Governance” tab. The information on our website is not part of this proxy statement and is not deemed incorporated by reference into this proxy statement or any other public filing made with the SEC. The following table sets forth the current membership of each committee:
Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Risk Committee
Carmel Galvin		(Chair)
James P. Hallett(1)
Mark E. Hill			(Chair)
J. Mark Howell	(Chair)			(Chair)
Stefan Jacoby
Peter Kelly(1)
Michael T. Kestner(2)
Roy Mackenzie
Sanjeev Mehra
Mary Ellen Smith

(1)
Mr. Hallett is our former Executive Chairman and Chairman of the Board, and Mr. Kelly is our current CEO.

(2)
Mr. Kestner serves as Chairman of the Board.

A description of each Board committee is set forth below.
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Audit Committee
Meetings Held in 2022: 6
Primary Responsibilities: Our Audit Committee assists the Board in its oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence and the performance of our independent registered public accounting firm. The Audit Committee (i) reviews the audit plans and findings of our independent registered public accounting firm and our internal audit team and tracks management’s corrective action plans where necessary; (ii) reviews our financial statements, including any significant financial items and changes in accounting policies or practices, with our senior management and independent registered public accounting firm; (iii) reviews our financial risk and control procedures, compliance programs (including our Code of Business Conduct and Ethics) and significant tax, legal and regulatory matters; (iv) reviews and approves related person transactions; and (v) has the sole discretion to appoint annually our independent registered public accounting firm, evaluate its independence and performance and set clear hiring policies for employees or former employees of the independent registered public accounting firm.
Independence: Each member of the Audit Committee is “financially literate” under the rules of the NYSE, and each of Messrs. Howell and Kestner has been designated as an “audit committee financial expert” as that term is defined by the SEC. In addition, the Board has determined that each member of the Audit Committee meets the standards of “independence” established by the NYSE and is “independent” under the independence standards for audit committee members adopted by the SEC.
Compensation Committee
Meetings Held in 2022: 9
Primary Responsibilities: The Compensation Committee reviews and recommends policies relating to the compensation and benefits of our executive officers and employees. The Compensation Committee reviews and approves corporate goals and objectives relevant to the compensation of our CEO and other executive officers, evaluates the performance of these officers in light of those goals and objectives, and approves the compensation of these officers based on such evaluations. The Compensation Committee also administers the issuance of equity and other awards under our equity plans.
Independence: All of the members of the Compensation Committee are independent under the NYSE rules (including the enhanced independence requirements for compensation committee members).
Nominating and Corporate Governance Committee
Meetings Held in 2022: 4
Primary Responsibilities: The Nominating and Corporate Governance Committee is responsible for making recommendations to the Board regarding candidates for directorships and the size and composition of the Board. The Nominating and Corporate Governance Committee also reviews non-employee director compensation on an annual basis and makes recommendations to the Board. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our Corporate Governance Guidelines and reporting and making recommendations to the Board concerning governance matters. The Nominating and Corporate Governance Committee also assists the Board in the general oversight of the Company’s environmental, social and governance (ESG) strategy, including diversity and inclusion matters. As required by the Company’s Corporate Governance Guidelines, the Nominating and Corporate Governance Committee oversees an annual evaluation process of the Board and each committee of the Board, as discussed in more detail under “Board and Committee Evaluation Process” below.
Independence: All of the members of the Nominating and Corporate Governance Committee are independent under the NYSE rules.
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Risk Committee
Meetings Held in 2022: 4
Primary Responsibilities: The Risk Committee assists the Board in its oversight of (i) the principal business, financial, technology, operational and regulatory risks, and other material risks and exposures of the Company and (ii) the actions, activities and initiatives of the Company to mitigate such risks and exposures. The Risk Committee also provides oversight for matters specifically relating to cybersecurity and other risks related to information technology systems and procedures, including but not limited to data security and privacy. The Risk Committee receives quarterly reports from the Company’s Chief Information Security Officer on information security matters, including, among other things, the Company’s cyber risks and threats, the status of projects to strengthen the Company’s information security systems, assessments of the Company’s security program and the emerging threat landscape. The Risk Committee also oversees the Company’s enterprise risk management (“ERM”) program and has direct oversight over certain risks within the ERM framework.
Independence: All of the members of the Risk Committee are independent under the NYSE rules.
BOARD AND COMMITTEE EVALUATION PROCESS
The Nominating and Corporate Governance Committee oversees the annual evaluation process of the Board and each of its committees. The evaluation process includes a self evaluation by the Board, a self evaluation by each committee of the Board, and a peer evaluation by each director of each other Board member. The Lead Independent Director or independent Chairman of the Board, as applicable, also conducts a personal interview with each Board member to gather in depth perspectives and candid insight about Board, committee and individual director effectiveness and suggestions for improvement. Once the evaluation process is complete, the Nominating and Corporate Governance Committee reports to the full Board the results, including any recommendations, which are discussed by the full Board and each committee, as applicable, and changes in practices or procedures are considered and implemented as appropriate.
The Nominating and Corporate Governance Committee periodically reviews the format of the evaluation process to ensure that actionable feedback is solicited on the operation and effectiveness of the Board, the Board committees and each Board member. The Nominating and Corporate Governance Committee also utilizes the results of this self evaluation process in assessing and determining the characteristics and critical skills required of prospective candidates for election to the Board and making recommendations to the Board with respect to assignments of Board members to various committees.
BOARD’S RISK OVERSIGHT
Management is responsible for assessing and managing risk at the Company, including communicating the most material risks to the Board and its committees. The Board has primary responsibility for risk oversight, with a focus on the most significant risks facing the Company. Oversight of the Company’s risks is carried out by the Board as a whole and by each of its committees.
The Board’s leadership structure, through its committees, supports its role in risk oversight. In general, the committees oversee the following risks:
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Audit Committee: The Audit Committee maintains initial oversight over risks related to (i) the integrity of the Company’s financial statements; (ii) internal control over financial reporting and disclosure controls and procedures (including the performance of the Company’s internal audit function); (iii) the performance of the independent registered public accounting firm; and (iv) ethics and related issues arising from the Company’s whistleblower hotline. The Audit Committee meets with the Company’s Chief Financial Officer, the Company’s head of Internal Audit and representatives of KPMG in separate executive sessions on a quarterly basis.

•
Compensation Committee: The Compensation Committee maintains oversight over risks related to the Company’s compensation programs and practices.

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•
Nominating and Corporate Governance Committee: The Nominating and Corporate Governance Committee monitors potential risks relating to the effectiveness of the Board, notably director succession, composition of the Board and the principal policies that guide the Company’s governance.

•
Risk Committee: The Risk Committee maintains oversight over the Company’s enterprise-level risks, including with respect to cybersecurity and information technology systems and procedures as noted above. The Risk Committee provides oversight with respect to risk practices implemented by management, except for the oversight of risks that have been specifically delegated to another committee of the Board. Even when the oversight of a specific area of risk has been delegated to another committee, the Risk Committee may maintain oversight over such risks through the receipt of reports from the committee chairs.

The Board maintains oversight over such risks through the receipt of reports from the committee chairs at each regularly scheduled Board meeting.
As part of the risk management process, an annual risk assessment is conducted by management to identify and prioritize the most significant enterprise risks to the Company. This risk assessment is reviewed with the Risk Committee and helps guide the focus and selection of risks that are brought to the Risk Committee for review or covered by the full Board or its other committees. The reviews by the Risk Committee and other committees occur principally through the receipt of reports from management and third parties on applicable areas of risk, and discussions with management and third parties regarding risk assessment and risk management.
At its regularly scheduled meetings, the Board generally receives a number of reports which include information relating to risks faced by the Company. The Company’s Chief Financial Officer provides a report on the Company’s results of operations, its liquidity position, including an analysis of prospective sources and uses of funds, and the implications to the Company’s debt covenants and credit rating, if any. The Company’s Chief Legal Officer provides a privileged report which provides information regarding the status of the Company’s material litigation and other legal matters, if any, including the Company’s continuing compliance with applicable laws and regulations. Further, the Company’s business leaders provide information relating to certain strategic, operational and competitive risks. At each regularly scheduled Board meeting, the Board also receives reports from the Chair of the Risk Committee as well as other committee chairs, which may include a discussion of risks initially overseen by the committees for discussion and input from the Board. As noted above, in addition to these regular reports, the Risk Committee receives reports on specific areas of risk, such as regulatory, cyclical or other risks, and reports to the Board on these matters.
CORPORATE GOVERNANCE DOCUMENTS
The Board has adopted the following corporate governance documents:
Document	Purpose/Application
Code of Business Conduct and Ethics	Applies to all of the Company’s employees, officers and directors, including those officers responsible for financial reporting.
Code of Ethics for Principal Executive and Senior Financial Officers	Applies to the Company’s principal executive officer, principal financial officer, principal accounting officer and such other persons who are designated by the Board.
Corporate Governance Guidelines	Contains general principles regarding the functions of the Board and its committees.
Committee Charters	Apply to the following Board committees, as applicable: Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Risk Committee.
Lead Independent Director Charter	Sets forth a clear mandate and significant authority and responsibilities for the Lead Independent Director or independent Chairman of the Board.
We expect that any amendment to or waiver of the codes of ethics that apply to executive officers or directors will be disclosed on the Company’s website. The foregoing documents are available on our website, www.karglobal.com, by clicking on “Investors” and then the “Governance” tab and in print to any stockholder who requests them. Requests should be made to KAR Auction Services, Inc., Investor Relations, 11299 North Illinois Street, Carmel, Indiana 46032.
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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During fiscal year 2022, each of Messrs. Jacoby, Mackenzie and Mehra and Ms. Galvin served as members of the Compensation Committee. None of our executive officers serve, or in fiscal year 2022 served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or our Compensation Committee. None of the individuals serving as members of the Compensation Committee during fiscal year 2022 are now or were previously an officer or employee of the Company or its subsidiaries.
STOCKHOLDER COMMUNICATIONS WITH THE BOARD
Any stockholder or other interested parties desiring to communicate with the Board, the Chairman of the Board, a committee of the Board or any of the independent directors individually or as a group regarding the Company may directly contact such directors by delivering such correspondence to the Company’s Chief Legal Officer at KAR Auction Services, Inc., 11299 North Illinois Street, Carmel, Indiana 46032. Our Chief Legal Officer reviews all such correspondence and forwards to the applicable director(s) copies of all such applicable correspondence.
The Audit Committee has established procedures for employees, stockholders and others to submit confidential and anonymous reports regarding accounting, internal accounting controls, auditing or any other relevant matters.
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DIRECTOR COMPENSATION

We use a combination of cash and stock-based incentive compensation to attract and retain independent, qualified candidates to serve on the Board. The Board makes all director compensation determinations after considering the recommendations of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee reviews director compensation annually, assisted periodically by an independent compensation consultant (including ClearBridge Compensation Group LLC (“ClearBridge”) in October 2018 and February 2023).
In setting director compensation, we consider various factors including market comparison studies and trends, the responsibilities of directors generally, including committee chairs, and the significant amount of time that directors expend in fulfilling their duties. In establishing the non-employee director compensation recommendations, the Nominating and Corporate Governance Committee utilized a balance of cash and equity, with the majority of the compensation delivered through equity grants. Pursuant to the Omnibus Plan, non-employee directors are not eligible to receive aggregate compensation, including equity awards and cash fees, exceeding $750,000 in total value in any calendar year. Directors who also serve as employees of the Company do not receive payment for service as directors. Messrs. Mackenzie and Mehra have each agreed not to receive compensation for their service as directors.
Our current director compensation program became effective in 2019, and was based in part on ClearBridge’s October 2018 review of our director compensation program and those of the Company’s then current proxy comparator group (which was also used in executive compensation benchmarking). In February 2023, in consultation with ClearBridge and after review of market and current proxy comparator group data, the Nominating and Corporate Governance Committee recommended, and the Board agreed, that the annual stock retainer be increased from $130,000 to $170,000, effective June 2023, and an independent Chairman of the Board cash retainer of $100,000 be implemented, effective April 2023 (upon the Company appointing an independent Chairman of the Board). Except for an increase in the Lead Independent Director retainer (from $30,000 to $37,500) in 2021, there have been no other increases in compensation paid to our directors from those retainer amounts approved in October 2018.
CASH AND STOCK RETAINERS
Non-employee directors who served for the entirety of 2022 were entitled to receive:
Components of Director Compensation Program For 2022 Service	Annual Amount	Form of Payment(1)
Annual Cash Retainer(2)	$85,000	Cash
Annual Stock Retainer(3)	$130,000	Restricted Stock
Lead Independent Director Fee	$37,500	Cash
Audit Committee Chair Fee	$25,000	Cash
Compensation Committee Chair Fee	$20,000	Cash
Nominating and Corporate Governance and Risk Committee Chair Fee	$10,000	Cash
Audit Committee Membership Fee	$7,500	Cash

(1)
May elect to receive the annual cash retainer and committee membership fees in shares of our common stock.

(2)
One-fourth of the annual cash retainer is paid at the end of each quarter, provided that the director served as a director in such fiscal quarter.

(3)
Pursuant to our Policy on Granting Equity Awards, unless specifically provided otherwise by the Compensation Committee or the Board, annual grants for directors are effective on the date of the annual meeting at which the director was elected or re-elected. The annual restricted stock grant vests after one year (i.e., on the anniversary of the annual meeting), and is subject to forfeiture until vested. The number of shares of our common stock received is based on the value of the shares on the date of the restricted stock grant.

Annual cash and stock retainers and any applicable fees described above are prorated for non-employee directors who begin such service on a date other than the date of the Company’s annual meeting of stockholders. Directors
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do not receive fees for attending Board or committee meetings. All of our directors are reimbursed for reasonable expenses incurred in connection with attending Board meetings, committee meetings and director education events.
DIRECTOR DEFERRED COMPENSATION PLAN
Our Board adopted the KAR Auction Services, Inc. Directors Deferred Compensation Plan (the “Director Deferred Compensation Plan”) in December 2009. Pursuant to the terms of the Director Deferred Compensation Plan, each non-employee director may elect to defer the receipt of his or her cash director fees into a pre-tax interest-bearing deferred compensation account, which account accrues interest as described in the Director Deferred Compensation Plan. Amounts under the Director Deferred Compensation Plan may also be invested in the same investment choices as are available under our 401(k) plan. Non-employee directors also may choose to receive all or a portion of their annual stock retainer in the form of a deferred share account that tracks shares of our common stock. The Director Deferred Compensation Plan provides that the amount of cash in a director’s deferred cash account, plus the number of shares of our common stock equal to the number of shares in the director’s deferred share account, will be delivered to a director in installments over a specified period or within 60 days following the date of the director’s departure from the Board, with cash being paid in lieu of any fractional shares.
DIRECTOR STOCK OWNERSHIP AND HOLDING GUIDELINES
The Company’s non-employee directors are subject to the Company’s director stock ownership and holding guidelines. The stock holding guideline requires each non-employee director to hold any shares of the Company’s common stock granted by the Company for at least three years post-vesting while serving as a director, subject to certain exceptions approved by the Nominating and Corporate Governance Committee.
The Company’s stock ownership guideline requires each non-employee director to own a minimum of five times his or her annual cash retainer amount in shares of Company stock. All non-employee directors are in compliance with this stock ownership guideline, except for Ms. Galvin who joined the Board in 2020. These guidelines did not apply to Messrs. Mackenzie and Mehra, who each agreed to waive all non-employee director compensation in 2022.
DIRECTOR COMPENSATION PAID IN 2022
The following table provides information regarding the fiscal 2022 compensation paid to our non-employee directors:
Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total
Carmel Galvin	$105,000	$130,011	$235,011
Mark E. Hill	$95,000	$130,011	$225,011
J. Mark Howell	$102,500	$130,011	$232,511
Stefan Jacoby	$85,032	$130,011	$215,043
Michael T. Kestner	$147,500	$130,011	$277,511
Roy Mackenzie(3)	—	—	—
Sanjeev Mehra(3)	—	—	—
Mary Ellen Smith	$92,541	$130,011	$222,552

(1)
The amounts represent the $85,000 annual cash retainer paid to each non-employee director, plus an additional $37,500 paid to the Lead Independent Director, an additional $25,000 paid to the Chair of the Audit Committee, an additional $20,000 paid to the Chair of the Compensation Committee, an additional $10,000 paid to the Chair of the Nominating and Corporate Governance Committee and the Chair of the Risk Committee, and an additional $7,500 paid to members of the Audit Committee (other than the Chair). Mr. Jacoby and Ms. Smith each elected to receive his or her annual cash retainer (and for Ms. Smith, her Audit Committee membership fee) in shares of the Company’s common stock.

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(2)
The amounts represent the aggregate grant date fair value, computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”), of shares of restricted stock awarded to each non-employee director as an annual stock retainer. Each non-employee director who was serving as a director after June 2, 2022, the date of our 2022 annual meeting, received 7,832 shares of restricted stock as an annual stock retainer in June 2022. Pursuant to the Director Deferred Compensation Plan, Messrs. Hill, Howell and Kestner, and Mmes. Galvin and Smith each elected to receive 100% of his or her annual stock retainer in a deferred share account. Please see “Outstanding Director Restricted Stock Awards” below for the aggregate number of stock awards outstanding at fiscal year-end for each non-employee director.

(3)
Messrs. Mackenzie and Mehra each agreed to waive all non-employee director compensation in 2022.

Each of Messrs. Hallett and Kelly were not entitled to receive any fees or other compensation for serving as a member of our Board in 2022 because each was employed by the Company.
OUTSTANDING DIRECTOR RESTRICTED STOCK AWARDS
The following table sets forth information regarding the number of unvested or deferred shares of our common stock held by each non-employee director as of December 31, 2022:
Name	Unvested Shares and Dividend Equivalents(1)	Deferred Phantom Shares and Dividend Equivalents(2)
Carmel Galvin	7,832	17,390
Mark E. Hill	7,832	61,773
J. Mark Howell	7,832	30,716
Stefan Jacoby	7,832	17,672
Michael T. Kestner	7,832	47,371
Roy Mackenzie	—	—
Sanjeev Mehra	—	—
Mary Ellen Smith	7,832	7,132

(1)
This number represents unvested shares of restricted stock and, for those directors who deferred, unvested phantom stock.

(2)
This number represents vested phantom stock and dividend equivalents which are deferred in each director’s account pursuant to the Director Deferred Compensation Plan. These shares will be settled for shares of our common stock on a one-for-one basis.

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BENEFICIAL OWNERSHIP OF COMPANY STOCK

The following table sets forth certain information with respect to the beneficial ownership of our common stock and Series A Preferred Stock as of April 6, 2023 of: (1) each person or entity who beneficially owns more than 5% of any class of the Company’s voting securities; (2) each of our directors, director nominees and named executive officers; and (3) all of our directors, director nominees and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC. To our knowledge, each stockholder will have sole voting and investment power with respect to the shares indicated as beneficially owned, unless otherwise indicated in a footnote to the following table. The percentage calculations below are based on 109,185,902 shares of our common stock and 634,305 shares of Series A Preferred Stock outstanding as of April 6, 2023, rather than the percentages set forth in any stockholder’s Schedule 13D or Schedule 13G filing. Unless otherwise indicated in a footnote, the business address of each person is our corporate address, c/o KAR Auction Services, Inc., 11299 North Illinois Street, Carmel, Indiana 46032.
	Common Stock Beneficially Owned		Series A Preferred Stock Beneficially Owned
Name of Beneficial Owner	Number of Shares(1)	Percent of Class(2)	Number of Shares	Percent of Class
5% BENEFICIAL OWNERS
Ignition Acquisition Holdings LP(3)	—(4)	—(4)	576,645	90.91%
Periphas Kanga Holdings, LP(5)	—(4)	—(4)	57,660	9.09%
BlackRock, Inc.(6)	17,939,836	16.43%
The Vanguard Group(7)	12,209,230	11.18%
Burgundy Asset Management Ltd.(8)	8,021,848	7.35%
Snyder Capital Management, L.P.(9)	5,747,890	5.26%
Dimensional Fund Advisors LP(10)	5,508,286	5.04%
NAMED EXECUTIVE OFFICERS, DIRECTORS AND DIRECTOR NOMINEES
James Coyle(11)	38,322	*
Thomas J. Fisher	19,581	*
Carmel Galvin	25,223	*
James P. Hallett(11)	953,207	*
John C. Hammer	40,241	*
Mark E. Hill(12)	118,606	*
J. Mark Howell	53,848	*
Stefan Jacoby	36,939	*
Peter J. Kelly(11)	475,893	*
Michael T. Kestner	66,125	*
Eric M. Loughmiller(11)	354,968	*
Roy Mackenzie(3)	—	—	576,645	90.91%
Sanjeev Mehra(5)	—	—	57,660	9.09%
Mary Ellen Smith	44,275	*
Sriram Subrahmanyam(11)	89,159	*
Executive officers, directors and director nominees as a group (21 persons)(13)	2,986,578	2.74%

* Less than one percent
(1)
The number of shares includes shares of our common stock subject to vesting requirements and options exercisable within 60 days of April 6, 2023.

23

(2)
Shares subject to options exercisable within 60 days of April 6, 2023 are considered outstanding for the purpose of determining the percent of the class held by the holder of such option, but not for the purpose of computing the percentage held by others.

(3)
Based solely on information disclosed in a Schedule 13D filed with the SEC on July 2, 2020, as amended on September 14, 2020, reflects securities beneficially owned by Ignition Acquisition Holdings LP. In this filing, it was disclosed that Ignition Acquisition Holdings GP, LLC, as the general partner of Ignition Acquisition Holdings LP, Ignition Parent LP, as the sole member of Ignition Acquisition Holdings GP, LLC, Ignition GP LLC, as the general partner of Ignition Parent LP, Ignition Topco Ltd, as the sole member of Ignition GP LLC, Apax X GP Co. Limited, as investment manager of the relevant investment vehicles in the fund known as Apax X which is the sole shareholder of Ignition Topco Ltd, and Apax Guernsey (Holdco) PCC Limited Apax X Cell, as the sole parent of Apax X GP Co. Limited, may be deemed to be the beneficial owners having shared voting and investment power with respect to the securities. Based on information provided by the security holder and information disclosed in a Registration Statement on Form S 3 filed with the SEC on February 18, 2021, Apax X GP Co. Limited is controlled by its board of directors that is comprised of the following persons: Simon Cresswell, Andrew Guille, Martin Halusa, Jeremy Latham, Paul Meader and David Staples. The address of Ignition Acquisition Holdings LP, Ignition Acquisition Holdings GP, LLC, Ignition Parent LP and Ignition GP LLC is c/o Apax Partners US, LLC, 601 Lexington Avenue, New York, NY 10022. The address of Ignition Topco Ltd is P.O. Box 656, East Wing, Trafalgar Court, Les Banques, St. Peter Port, Guernsey GY1 3PP, Place of Organization: Guernsey. The address of Apax X GP Co. Limited is Third Floor, Royal Bank Place, 1 Glategny Esplanade, St. Peter Port, Guernsey, GY1 2HJ. Mr. Mackenzie is a partner at Apax and is also our director. Mr. Mackenzie disclaims beneficial ownership of the shares of common stock beneficially owned by Ignition Acquisition Holdings LP.

(4)
At the close of business on April 6, 2023, the record date, (i) Ignition Acquisition Holdings LP held in the aggregate voting power equivalent to 32,524,507 shares of our common stock, approximately 22.9% of our common stock on an as converted basis, and (ii) Periphas held in the aggregate voting power equivalent to 3,252,169 shares of our common stock, approximately 2.9% of our common stock on an as converted basis.

(5)
Periphas Kanga Holdings GP, LLC as the general partner of Periphas Kanga Holdings, LP, SKM Periphas GP LLC, as the Managing Member of Periphas Kanga Holdings, GP, LLC and Mr. Mehra, as the Manager of SKM Periphas GP LLC, may be deemed to be the beneficial owners having shared voting and investment power with respect to the securities. The principal business address of each of the individuals and entities identified in this paragraph is 667 Madison Avenue, 15th Floor, New York, NY 10065.

(6)
Based solely on information disclosed in a Schedule 13G/A filed by BlackRock, Inc. on January 26, 2023. According to this Schedule 13G/A, BlackRock, Inc. has sole voting power with respect to 17,706,989 shares, sole dispositive power with respect to 17,939,836 shares, and no shared voting or dispositive power. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(7)
Based solely on information disclosed in a Schedule 13G/A filed by The Vanguard Group on February 9, 2023. According to this Schedule 13G/A, The Vanguard Group has sole voting power with respect to zero shares, sole dispositive power with respect to 11,992,982 shares, shared voting power with respect to 106,113 shares and shared dispositive power with respect to 216,248 shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(8)
Based solely on information disclosed in a Schedule 13G/A filed by Burgundy Asset Management Ltd. on February 10, 2023. According to this Schedule 13G/A, Burgundy Asset Management Ltd. has sole voting power with respect to 5,246,376 shares, sole dispositive power with respect to 8,021,848 shares, and no shared voting or dispositive power. The address of Burgundy Asset Management Ltd. is 181 Bay Street, Suite 4510, Toronto, Ontario M5J 2T3.

(9)
Based solely on information disclosed in a Schedule 13G filed by Snyder Capital Management, L.P. on February 14, 2023. According to this Schedule 13G, Snyder Capital Management, L.P. has shared voting and dispositive power with respect to 5,747,890 shares, and no sole voting or dispositive power. The address of Snyder Capital Management, L.P. is 101 Mission Street, Suite 1400, San Francisco, California 94105.

24

(10)
Based solely on information disclosed in a Schedule 13G filed by Dimensional Fund Advisors LP on February 10, 2023. According to this Schedule 13G, Dimensional Fund Advisors LP has sole voting power with respect to 5,397,769 shares, sole dispositive power with respect to 5,508,286 shares, and no shared voting or dispositive power. The address of Dimensional Fund Advisors LP is 6300 Bee Cave Road, Building One, Austin, Texas 78746.

(11)
Includes the following shares of our common stock issuable pursuant to options that are exercisable within 60 days of April 6, 2023: Mr. Coyle, 17,688; Mr. Hallett, 268,273; Mr. Kelly, 147,351; and Mr. Subrahmanyam, 44,206.

(12)
Includes 800 shares held in a family member’s brokerage account, over which Mr. Hill holds a power of attorney. Mr. Hill disclaims beneficial ownership of these shares.

(13)
Includes an aggregate of 611,389 shares of our common stock issuable pursuant to options that are exercisable within 60 days of April 6, 2023. This group includes Brad S. Lakhia, age 50, who has served as the Company’s Executive Vice President and Chief Financial Officer since April 17, 2023. Mr. Lakhia was Vice President Finance, Americas of The Goodyear Tire & Rubber Company (“Goodyear”) from November 2019 to April 2023. Mr. Lakhia was Vice President, Business Planning & Analysis of Andeavor (formerly Tesoro Corp.) from September 2016 to October 2018 and Vice President, Treasurer and Credit of Andeavor from February 2014 to September 2016. Prior to joining Andeavor, Mr. Lakhia served in accounting, treasury and divisional finance roles with increasing responsibility at Goodyear from October 1996 to February 2014.

25

PROPOSAL
In accordance with Section 14A of the Exchange Act and related SEC rules, the Company seeks a non-binding advisory vote from its stockholders to approve the compensation of its named executive officers as described in the “Compensation Discussion and Analysis” section beginning on page 27 and the compensation tables that follow such section. The Company currently seeks this non-binding advisory vote from its stockholders annually, pursuant to the results of the stockholders’ vote at the Company’s 2017 annual meeting of stockholders selecting such frequency. The next “Say on Pay” vote will occur at the Company’s 2024 annual meeting of stockholders, subject to the outcome of the advisory vote on the frequency of future “Say on Pay” votes (Proposal No. 4).
At the 2022 annual meeting, approximately 98% of the votes cast were in favor of the advisory vote to approve executive compensation.
Our executive compensation program includes certain “best practices” in governance and executive compensation, including the following:
•
Pay for performance: Our 2022 annual incentive program is 100% performance-based and our 2022 annual long-term incentive program is 90% performance-based.

•
Independent Compensation Committee: All of the members of our Compensation Committee are independent under NYSE rules.

•
Independent compensation consultant: The Compensation Committee retains its own independent compensation consultant to review our executive compensation program and practices.

•
Maximum payout caps: The Compensation Committee sets maximum amounts that may be payable for annual cash incentive compensation and PRSUs.

•
Clawback policy for financial misconduct: Our clawback policy provides for the recovery and cancellation of an executive officer’s incentive compensation in the event we are required to prepare an accounting restatement due to such executive officer’s intentional misconduct.

•
No excise tax gross-ups: The Company does not provide tax gross-ups with respect to severance or change in control arrangements.

•
Double-trigger vesting provisions in equity award agreements: Our equity awards permit accelerated vesting of assumed or replaced equity awards upon a change in control only if an executive experiences a qualifying termination of employment in connection with or following such change in control.

•
Robust equity ownership requirements: We have stock ownership guidelines that are applicable to our executive officers. The stock ownership guideline for our CEO is five times his annual base salary.

•
Stockholder alignment: We reward performance that meets or exceeds the performance goals that the Compensation Committee establishes with the objective of increasing stockholder value.

In deciding how to vote on this proposal, the Board encourages you to read the “Compensation Discussion and Analysis” section and the compensation tables that follow. Because this vote is advisory, it will not be binding upon the Board; however, the Board and the Compensation Committee value our stockholders’ opinions, and the Compensation Committee will take into account the outcome of the advisory vote when considering future executive compensation decisions.
The affirmative vote of the holders of a majority of the shares present and entitled to vote at the 2023 annual meeting is required to approve this proposal.
The Board of Directors recommends that you vote FOR the advisory vote to approve executive compensation.
Proxies solicited by the Board of Directors will be voted “FOR” the advisory vote to approve executive compensation unless stockholders specify a contrary vote.
26

COMPENSATION DISCUSSION AND ANALYSIS

OVERVIEW
The following discussion and analysis of our compensation program for named executive officers should be read in conjunction with the tables and text elsewhere in this proxy statement that describe the compensation awarded and paid to the named executive officers.
Named Executive Officers
Our named executive officers for the last completed fiscal year were (i) the chief executive officer; (ii) the chief financial officer; (iii) each of the three other most highly compensated executive officers who were serving as executive officers at the end of the last completed fiscal year; and (iv) two additional individuals who served as executive officers during a portion of the last completed fiscal year but who were not serving as an executive officer at the end of the last completed fiscal year. Our named executive officers are:
Name	Title*
Peter J. Kelly	Chief Executive Officer
Eric M. Loughmiller	Executive Vice President and Chief Financial Officer
James P. (“Jim”) Hallett	Executive Chairman and Chairman of the Board
James P. Coyle	Executive Vice President and Chief Digital Officer
Sriram (“Srisu”) Subrahmanyam	President, KAR Services Group and Executive Vice President, Operations
John C. Hammer	Former Chief Commercial Officer for KAR and President of ADESA
Thomas J. (“Tom”) Fisher	Former Executive Vice President and Chief Technology Officer

*
The titles shown for our named executive officers reflect their position on December 31, 2022. Mr. Loughmiller retired from the Company on December 31, 2022; Mr. Hallett retired from the Company on March 31, 2023; Mr. Hammer separated from the Company on May 9, 2022 in connection with the Company’s sale of the ADESA U.S. physical auction business to Carvana; Mr. Fisher separated from the Company on April 7, 2022.

This Compensation Discussion and Analysis is organized into six sections:
Executive Summary (pages 29–30)
Compensation Philosophy and Objectives (page 31)
The Role of the Compensation Committee and the Executive Officers in Determining Executive Compensation (pages 31–32)
Elements Used to Achieve Compensation Philosophy and Objectives (pages 33–42)
Compensation Policies and Other Information (page 43)
Results of Say on Pay Votes at 2022 Annual Meeting (page 44)
2022 Pay For Performance Highlights
•
A combination of the Company’s Adjusted EBITDA performance (85%) and cost reduction goals (15%) were utilized as performance objectives under our 2022 annual incentive program. In furtherance of our pay-for-performance philosophy, despite unanticipated industry headwinds, the Compensation Committee did not apply any discretion in determining achievement, resulting in payouts at 22.5% of the target award amount.

•
Despite the 2020 PRSUs’ three-year performance goals being established prior to the onset of the pandemic and related industry headwinds, the Compensation Committee did not adjust the performance goals in commitment to our pay-for-performance philosophy, resulting in the 2020 PRSUs paying out at 0%.

•
We continued our heavy focus on performance-based equity awards, with 90% of the target annual long-term incentive awards under the 2022 annual long-term incentive program tied to pre-established financial and stock price performance goals.

These highlights are discussed in more detail below.
27

IAA Spin-Off
In 2019, we completed the spin-off of our former salvage auction business, IAA, Inc. (“IAA”), to our stockholders, resulting in KAR and IAA being two independent, publicly-traded companies (the “IAA Spin-Off”). In connection with the IAA Spin-Off, KAR stockholders received one share of IAA stock for every one share of KAR stock held as of June 18, 2019. All equity awards outstanding as of the IAA Spin-Off were adjusted to preserve the economic value of the awards in accordance with the Employee Matters Agreement, dated June 27, 2019, between KAR and IAA. Certain adjusted KAR and IAA awards remained outstanding in 2022. The adjusted KAR awards and adjusted IAA awards were generally subject to the same terms and conditions, and continued to vest on the same schedule, except as noted below. For purposes of award vesting, continued employment with KAR is treated as continued employment for both KAR and IAA awards. The following summarizes the applicable adjustments:
•
RSUs: Holders of outstanding KAR RSUs retained such KAR RSUs and also received an RSU relating to IAA common stock in respect of each KAR RSU held.

•
PRSUs Granted in 2019: Holders of KAR 2019 PRSUs retained such PRSUs and received a PRSU relating to IAA common stock in respect of each KAR PRSU held. The PRSUs were subject to adjusted performance criteria for the period from January 1, 2019, through December 31, 2019, with time-based vesting being applicable through the third anniversary of the applicable grant date for KAR PRSUs (the IAA PRSUs previously vested on December 31, 2021).

•
Stock Options: Each KAR stock option was converted into two separate options, an adjusted option to purchase KAR common stock and an option to purchase IAA common stock, with the number and exercise prices of both options adjusted to maintain economic value. A conversion formula based on the pre-spin closing price of KAR and IAA was used to determine the exercise prices of the adjusted options.

ADESA Sale
In May 2022, we completed the sale of the ADESA U.S. physical auction business to Carvana for approximately $2.2 billion in cash (the “ADESA Sale”). The ADESA Sale was a significant and historic milestone in the Company’s history, and a transformative transaction for the Company, our employees and our stockholders. As described in more detail below, in connection with the ADESA Sale, the goals for the 2022 annual incentive program and 2022 performance-based restricted stock units, as well as our go-forward proxy comparator group, reflect the exclusion of the operating results of the ADESA U.S. physical auction business.
In addition, in connection with the ADESA Sale, we also granted a one-time Strategic Transformation Award to certain of our named executive officers. This award is separate and apart from the 2022 annual executive compensation program, and is intended to further incentivize our executive team to continue to execute upon the Company’s digital transformation and strategy, through enhanced long-term stock price alignment. See page 40 for further information.
28

2022 BUSINESS HIGHLIGHTS
For the year ended December 31, 2022, the Company continued to advance its digital transformation. Specific highlights for fiscal 2022 included:
Increased total revenue 5% to $1.5 billion (continuing operations)

Reinforced commitment to digital future with sale of ADESA U.S. physical auction business generating $2.2 billion of gross proceeds
Completed consolidation of U.S. dealer-to-dealer marketplaces and migrated European marketplace technology to a single platform
Meaningfully reduced cost structure and surpassed annual run rate reduction goals
Repaid corporate debt of over $1.5 billion and repurchased and retired 12.6 million shares of common stock
29

Our Executive Compensation Practices are Aligned with Stockholders’ Interests
We maintain a compensation program structured to achieve a close connection between executive pay and Company performance.
WHAT WE DO
Pay for performance: Our annual incentive program is 100% performance-based and our annual equity incentive program is 90% performance-based.

Independent Compensation Committee: All of the members of our Compensation Committee are independent under NYSE rules.

Independent compensation consultant: The Compensation Committee retains its own independent compensation consultant to evaluate and review our executive compensation program and practices.

“Double-trigger” equity vesting: Accelerated vesting of assumed or replaced equity awards upon a change in control of the Company is only permitted if an executive experiences a qualifying termination of employment in connection with or following such change in control.

Robust equity ownership requirements: The stock ownership guideline for our CEO is five times his annual base salary, and three times annual base salary for the other named executive officers. Executive officers are required to hold 60% of vested shares, net of taxes, until stock ownership guidelines are met.

Maximum payout caps: The Compensation Committee sets maximum amounts that may be payable for annual cash incentive compensation and PRSUs.

Annual compensation risk assessment: Each year we perform an assessment of any risks that could result from our compensation programs and practices.

Clawback policy: Our clawback policy provides for the recovery and cancellation of incentive compensation of an executive officer in the event we are required to prepare an accounting restatement due to such executive officer’s intentional misconduct.

Stockholder alignment: We reward performance that meets or exceeds the performance goals that the Compensation Committee establishes with the objective of increasing stockholder value.

WHAT WE DON’T DO
Pay dividends on unvested equity awards: Dividend equivalents and cash are accrued on PRSUs and RSUs, respectively, but are only paid out if, and to the extent that, the underlying PRSUs and RSUs vest.

Provide excise tax gross-ups: We do not provide “golden parachute” excise tax gross-ups.

Provide excessive perquisites: We provide a limited number of perquisites that are designed to support a competitive total compensation package.

Allow hedging or pledging of the Company’s securities: We prohibit hedging, pledging and short sales of Company stock by our directors and executive officers.

Reprice stock options: Stock option exercise prices are set equal to the grant date market price and cannot be repriced or discounted without stockholder approval.

Provide pension benefits or supplemental retirement plans: We do not maintain a defined benefit pension or supplemental retirement plans for our executive officers.

30

COMPENSATION PHILOSOPHY AND OBJECTIVES
We design and administer our executive pay programs to help ensure the compensation of our named executive officers is (i) closely aligned with our performance on both a short-term and long-term basis; (ii) linked to specific, measurable results intended to create value for stockholders; and (iii) competitive in attracting and retaining key executive talent. Each of the compensation programs that we have developed and implemented is intended to satisfy one or more of the following specific objectives:
•
align the interests of our executive officers with the interests of our stockholders so that our executive officers manage from the perspective of owners with an equity stake in the Company;

•
motivate and focus our executive officers through incentive compensation programs directly tied to our business objectives and financial results;

•
support a one-company culture and encourage synergies among business units by aligning rewards with long-term, overall Company performance and stockholder value;

•
provide a significant percentage of total compensation through variable pay based on pre-established, measurable goals and objectives;

•
provide competitive upside opportunity without encouraging excessive risk-taking;

•
enhance our ability to attract and retain skilled and experienced executive officers; and

•
provide rewards commensurate with performance and with competitive market practices.

While the Company does not target any specific percentile positioning versus the market, the market median is used as a reference point but is not the sole determinant when making compensation decisions. Compensation decisions are made considering a number of factors including experience, retention, sustained performance, specific requirements of roles relative to the market and individual and Company performance.
THE ROLE OF THE COMPENSATION COMMITTEE AND THE EXECUTIVE OFFICERS IN DETERMINING EXECUTIVE COMPENSATION
Role of the Compensation Committee. The Compensation Committee has primary responsibility for all compensation decisions relating to our named executive officers. The Compensation Committee reviews the aggregate level of our executive compensation, as well as the mix of elements used to compensate our named executive officers on an annual basis.
Compensation Committee’s Use of Market and Survey Data. Although the Company is comprised of a unique mix of businesses and lacks directly comparable public companies, the Compensation Committee understands that most companies consider pay levels at comparably-sized, peer companies when setting named executive officer compensation levels. With assistance from its independent compensation consultant, ClearBridge, the Compensation Committee has developed a meaningful comparator group for the Company.
In order to confirm competitiveness of compensation, the Compensation Committee uses a combination of proxy compensation data of a “proxy comparator group” and survey data (including surveys published by Willis Tower Watson and Radford) in setting and adjusting compensation levels. The Compensation Committee, with assistance from ClearBridge, annually reviews the composition of our proxy comparator group. As part of such reviews, the Compensation Committee considers specific criteria and recommendations regarding companies to add or remove from the group. In light of the lack of directly comparable companies for the Company’s business, as noted above, companies in the proxy comparator group utilized in 2022 were selected based on (i) a focus on service-oriented companies in related industries and business areas as the Company, considering the Company’s digital transformation and go-forward strategy; (ii) similarly-sized revenue and market capitalization levels; (iii) comparable profitability and/or market valuation profiles; and (iv) companies with which the Company competes for executive talent. Where possible, the Compensation Committee included companies that are in related or similar industries to the Company, with an additional focus on technology companies that offer online marketplaces and digital intermediary services in light of the Company’s digital transformation and go-forward strategy.
31

The proxy comparator group used from June 2021 to June 2022 (i.e., the group of peer companies used to provide comparable market data for 2022 compensation decisions) consisted of the following 17 companies:
2022 Proxy Comparator Group
Allison Transmission Holdings, Inc. CarMax, Inc. Copart, Inc. CDK Global, Inc. CoStar Group, Inc. Equifax Inc.	Etsy, Inc. Fair Isaac Corporation Gentex Corporation Grubhub Inc. IAA, Inc. Lithia Motors, Inc.	LKQ Corporation Ritchie Bros. Auctioneers Incorporated Rush Enterprises, Inc. TripAdvisor, Inc. Vroom, Inc.
Consistent with the Company’s compensation philosophy, the Compensation Committee viewed the proxy comparator group and market data as an important guide, but not as the sole determinant in making its decisions regarding 2022 compensation levels (as discussed below).
In June 2022, the Compensation Committee reviewed the proxy comparator group in light of the ADESA Sale and, based on the recommendation of ClearBridge, approved a revised proxy comparator group consisting of the following 16 companies:
Revised 2023 Proxy Comparator Group
ACV Auctions Inc. CarGurus, Inc. CarMax, Inc. Cars.com Inc. Carvana Co. Copart, Inc.	CoStar Group, Inc. Equifax Inc. Etsy, Inc. Fair Isaac Corporation Gentex Corporation	IAA, Inc. Ritchie Bros. Auctioneers Incorporated Rush Enterprises, Inc. TripAdvisor, Inc. Vroom, Inc.
Companies in the revised proxy comparator group were generally selected based on the same criteria as the prior proxy comparator group, but with an additional focus on the Company’s revenue and market capitalization levels following the ADESA Sale to ensure the comparator group used for 2023 compensation decisions is aligned with the Company’s go-forward posture.
Role of the Independent Compensation Consultant. The Compensation Committee continued to use ClearBridge as its independent compensation consultant in 2022. ClearBridge provided the Compensation Committee advice and guidance with respect to (i) the assessment of the Company’s executive compensation programs and practices; (ii) the evaluation of annual and long-term incentive compensation plan design and practices; (iii) the selection of a proxy comparator group; and (iv) the competitiveness of the executive officers’ elements of compensation. ClearBridge regularly attends Compensation Committee meetings and attends executive sessions as requested by the Chair of the Compensation Committee. The Compensation Committee has reviewed the independence of ClearBridge in light of SEC rules and NYSE listing standards regarding compensation consultants and has concluded that the work of ClearBridge for the Compensation Committee does not raise any conflict of interest. All work performed by ClearBridge is and was subject to review and approval of the Compensation Committee.
Role of Executive Officers. Our Chief Executive Officer regularly participates in meetings of the Compensation Committee at which compensation actions involving our named executive officers are discussed (recusing himself and not participating in portions of meetings where his compensation is discussed). Our Chief Executive Officer assists the Compensation Committee by making recommendations regarding compensation actions for the executive officers other than himself.
32

ELEMENTS USED TO ACHIEVE COMPENSATION PHILOSOPHY AND OBJECTIVES
Elements of 2022 Executive Compensation Program Design
The following table lists the elements of compensation for our 2022 annual executive compensation program. The program uses a mix of fixed and variable compensation elements and provides alignment with both short- and long-term business goals through annual and long-term incentives. Our incentives are designed to drive overall corporate performance and business strategies that correlate to stockholder value and align with our strategic vision. In order to confirm competitiveness of compensation, the Compensation Committee reviews survey data and proxy compensation data of our proxy comparator group.
	Element	Key Characteristics	Why We Pay This Element	How We Determine Amount	2022 Decisions
Fixed	Base salary	Fixed compensation component payable in cash. Reviewed annually and adjusted when appropriate.	Attract and retain skilled and experienced executives. Compensate for performance of daily job responsibilities.	Base salaries are based on individual performance, experience, skills, job scope, tenure, review of competitive pay practices and base salary as a percentage of total compensation.	Three named executive officers received a salary increase in 2022. See page 35.
Variable	Annual cash incentive awards	Variable compensation component payable in cash based on performance against annually established targets.	Motivate and reward for the successful achievement of pre-determined performance objectives aligned with our key annual objectives.	Award opportunities are based on individual performance, experience, job scope and review of competitive pay practices. Target annual incentive amount is set as a percentage of base salary.
Actual award payouts were based on a combination of the achievement of Adjusted EBITDA (85%) and cost reduction goals (15%).
KAR’s Adjusted EBITDA performance and the Company’s performance against its cost reduction goals resulted in a payout of 22.5% of the target award for each named executive officer (except for Messrs. Coyle and Hammer; see page 38).

	Performance- based restricted stock units (PRSUs)	PRSUs vest at the end of a three-year performance period.	Motivate and reward executives for performance on key long-term measures. Align the interests of executives with long-term stockholder value.
Award opportunities are based on individual’s ability to impact future results, job scope, individual performance and review of competitive pay practices.
PRSU awards generally made up approximately 50% of the value of the aggregate long term incentives under the 2022 executive compensation program (and 100% of the value actually granted to named executive officers in 2022).

The Compensation Committee granted PRSUs to all of the named executive officers in 2022. See page 39.
2022 PRSU awards are earned based on three-year Cumulative Adjusted EBITDA performance through December 31, 2024.

Performance-based stock options The performance-based hurdles require achieving and maintaining a minimum stock price appreciation threshold as an additional vesting condition.
Become eligible to vest and become exercisable in 25% increments, each upon the later to occur of (i) the first four anniversaries of the grant date, respectively, and (ii) the attainment of a closing price of the Company’s common stock at or above, for each respective 25% increment, $5, $10, $15, and $20 over the exercise price, for twenty consecutive trading days.

Align the interests of executives with long term stockholder value; further incentivizes our executives to drive long-term stockholder value creation; no options will vest and become exercisable without achievement of pre-established performance goals.

Award opportunities are based on individual performance, experience, job scope and review of competitive pay practices.
Performance-based stock options made up 40% of the value of the aggregate long term incentives granted to named executives in 2021 to apply to the 2022 executive compensation program.

The Compensation Committee granted performance-based stock options to all of the named executive officers in 2021, which covered stock option grants that would have otherwise been granted in 2022. Therefore no additional stock options were granted in 2022. To-date, no performance-based hurdles have been achieved and therefore the stock options remain unvested and unexercisable. See pages 38-39.

	Time-based stock options	Vest and become exercisable in equal installments on each of the first four anniversaries of the grant date.	Incentivizes performance by linking realized compensation over long-term appreciation in stock price.
Award opportunities are based on individual performance, experience, job scope and review of competitive pay practices.
Time-based stock options made up 10% of the value of the aggregate long term incentives granted to named executives in 2021 to apply to the 2022 executive compensation program.

The Compensation Committee granted time-based stock options to all of the named executive officers in 2021, which covered stock options that would have otherwise been granted in 2022. Therefore no additional stock options were granted in 2022. See pages 38-39.

33

Compensation Structure and Goal Setting
Our executive compensation program is designed to deliver compensation in accordance with our performance, with a large percentage of the compensation at risk through long-term equity awards and annual cash incentive awards. These awards are linked to actual performance, consistent with our belief that a significant amount of executive compensation should be in the form of equity and that a greater percentage of compensation should be tied to performance for executives who bear higher levels of responsibility for our performance. The mix of target direct compensation under our 2022 executive compensation program for our CEO and the average of our other named executive officers is shown in the charts below. Approximately 89% of our CEO’s total target compensation, and approximately 76% of the average total target compensation of our other named executive officers, is at-risk.
CEO Target Compensation	Other Named Executive Officer Average Target Compensation

*
To better represent target annual compensation under our 2022 executive compensation program, these charts (i) annualize target compensation for named executive officers who only served for a portion of 2022, (ii) include the performance- and time-based stock options granted to the named executive officers in 2021 intended to cover stock option grants that would otherwise be made in 2022, and (iii) exclude Mr. Coyle’s special sign-on award and the Strategic Transformation Award made to certain named executive officers.

Base Salary
General. Annual salary levels for our named executive officers are based upon various factors, including the amount and relative percentage of total compensation that is derived from base salary, individual performance, current roles and responsibilities, skills, experience and job scope. In view of the wide variety of factors considered by the Compensation Committee in connection with determining the base salary of each of our named executive officers, the Compensation Committee has not attempted to rank or otherwise assign relative weights to the factors that it considers. A description of how these factors were applied in 2022 is described below.
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Base Salaries for 2022. In late 2021 and the first quarter of 2022, the Compensation Committee reviewed the base salaries of each of our named executive officers for 2022. After considering multiple factors as noted above, the following base salaries were approved for 2022:
Name	Base Salary	% Change	Effective Date
Peter Kelly	$773,000	3%	March 20, 2022
Eric Loughmiller	$550,000	0%	N/A
Jim Hallett	$725,000	0%	N/A
James Coyle	$500,000	0%	N/A
Srisu Subrahmanyam	$468,000	4%	March 20, 2022
John Hammer	$572,000	4%	March 20, 2022
Tom Fisher	$450,000	0%	N/A
As discussed above, in order to confirm competitiveness of compensation, the Compensation Committee reviews survey data and proxy compensation data of our proxy comparator group. The Compensation Committee approved base salary increases for Messrs. Hammer, Kelly and Subrahmanyam to align with market competitive practice. The Compensation Committee did not approve 2022 base salary adjustments for Messrs. Coyle, Fisher, Hallett or Loughmiller because the Compensation Committee determined that their base salaries were already set at competitive levels.
Base Salaries for 2023. In late 2022 and the first quarter of 2023, the Compensation Committee reviewed the base salaries of each of our named executive officers for 2023. After considering multiple factors as noted above, the Compensation Committee approved the following base salaries for 2023:
Name	Base Salary	% Change	Effective Date
Peter Kelly	$773,000	0%	N/A
Eric Loughmiller	N/A	N/A	N/A
Jim Hallett	$725,000	0%	N/A
James Coyle	$520,000	4%	March 19, 2023
Srisu Subrahmanyam	$468,000	0%	N/A
John Hammer	N/A	N/A	N/A
Tom Fisher	N/A	N/A	N/A
The Compensation Committee approved a base salary increase for Mr. Coyle to align with market competitive practice. The Compensation Committee did not approve 2023 base salary adjustments for Messrs. Kelly, Hallett and Subrahmanyam because the Compensation Committee determined that their base salaries were already set at competitive levels. Messrs. Fisher, Hammer and Loughmiller were not employed in 2023. As discussed above, in order to confirm competitiveness of compensation, the Compensation Committee reviews survey data and proxy compensation data of our proxy comparator group.
Annual Cash Incentive Program
General. Under the KAR Auction Services, Inc. Annual Incentive Program (the “Annual Incentive Program”), which is part of the KAR Auction Services, Inc. Amended and Restated 2009 Omnibus Stock and Incentive Plan (the “Omnibus Plan”), the grant of cash-based awards to eligible participants is contingent upon the achievement of certain pre-established performance goals as determined by the Compensation Committee. The Annual Incentive Program is designed so that a significant proportion of our named executive officers’ annual cash compensation is variable and directly tied to key performance goals.
2022 ANNUAL INCENTIVE PROGRAM
As described below, the 2022 Annual Incentive Program was tied 100% to pre-established, objective performance metrics, specifically a combination of the Company’s Adjusted EBITDA performance (85%) and cost reduction goals (15%).
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Use of 2022 Adjusted EBITDA
In 2022, the Compensation Committee used “2022 Adjusted EBITDA” of the Company as the relevant financial performance metric for determining awards under the Annual Incentive Program. For the named executive officers, 85% of the award’s total payout was weighted on achievement of 2022 Adjusted EBITDA.
“Adjusted EBITDA” is equal to EBITDA (earnings before interest expense, income taxes, depreciation and amortization) adjusted to exclude, among other things: gains and losses from asset sales; unrealized foreign currency translation gains and losses in respect of indebtedness; certain non-recurring gains and losses; stock based compensation expense; certain other non-cash amounts included in the determination of net income; charges and revenue reductions resulting from purchase accounting; minority interest; consulting expenses incurred for cost reduction, operating restructuring and business improvement efforts; expenses realized upon the termination of employees and the termination or cancellation of leases, software licenses or other contracts in connection with the operational restructuring and business improvement efforts; expenses incurred in connection with permitted acquisitions; any impairment charges or write-offs of intangibles; and any extraordinary, unusual or non-recurring charges, expenses or losses.
Use of 2022 Annual Cost Reduction
In 2022, given the strategic importance of reducing the Company’s cost structure to reflect a more asset-light digital operating model, the Compensation Committee utilized cost reduction goals in the Annual Incentive Program. For the named executive officers, 15% of the award’s total payout was weighted on achievement of annualized cost reduction run-rate goals (“2022 Annual Cost Reduction”).
Annual Incentive Opportunity
In 2022, each of our named executive officers was initially eligible to earn a cash-based incentive award under the Annual Incentive Program. The Compensation Committee establishes, on an annual basis, specific targets that determine the size of payouts under the Annual Incentive Program. In 2022, the annual incentive opportunity based on achievement of 2022 Adjusted EBITDA and 2022 Annual Cost Reduction for each named executive officer was as follows:
		Bonus Opportunity			Bonus Goal Weighting %
Name	Base Salary	Threshold % of Base Salary	Target % of Base Salary	Superior % of Base Salary	2022 Adjusted EBITDA	2022 Annual Cost Reduction
Peter Kelly(1)	$768,085	62.5	125	187.5	85	15
Eric Loughmiller	$550,000	50	100	150	85	15
Jim Hallett	$725,000	50	100	150	85	15
James Coyle(2)	$500,000	50	100	150	85	15
Srisu Subrahmanyam(1)	$464,153	50	100	150	85	15
John Hammer(1)	$567,299	50	100	150	85	15
Tom Fisher	$450,000	50	100	150	85	15

(1)
The base salaries of Messrs. Hammer, Kelly and Subrahmanyam were increased from $550,000 to $572,000, $750,000 to $773,000 and $450,000 to $468,000, respectively, as of March 20, 2022, and the base salaries shown in the table reflect the prorated, blended base salaries applied to the respective awards.

(2)
In connection with Mr. Coyle’s initial hiring in October 2021, to transition Mr. Coyle to our annual incentive program and address forfeited compensation from his previous employer, Mr. Coyle’s 2022 annual incentive award was to be paid out at not less than $400,000.

Performance Targets
The Compensation Committee reviews the Company’s business plan approved by the Board and determines the level of performance required to receive threshold, target and superior annual incentive payouts. The Compensation Committee established the performance objectives in amounts which it believed would increase stockholder value and be achievable given sustained performance on the part of the named executive officers and which would
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require increasingly greater results to achieve the target and superior objectives. Consistent with the terms of the Omnibus Plan, the Compensation Committee may adjust performance goals to reflect unforeseen, unusual or extraordinary events or circumstances. Despite the unanticipated industry headwinds in 2022, the Compensation Committee did not increase or decrease the targets or potential payouts of the 2022 annual incentive program awards. In accordance with the terms of the Omnibus Plan and the Annual Incentive Program and as contemplated by the Compensation Committee at the time of establishing the performance targets, in June 2022, following the ADESA Sale, the Compensation Committee reviewed the performance targets and determined that it was appropriate to exclude the operating results of the ADESA U.S. physical auction business.
Following the ADESA Sale, the following targets applied for the 2022 annual incentive program:
		2022 Targets			Performance Leverage (% of Target Goal)			Payout Leverage (% of Target Payout)
	Weighting	Threshold	Target	Superior	Threshold	Target	Superior	Threshold	Target	Superior
2022 Adjusted EBITDA	85%	$265	$290	$315	91%	100%	109%	50%	100%	150%
2022 Annual Cost Reduction	15%	($25)	($30)	($40)	83%	100%	133%	50%	100%	150%
($ in millions)
2022 Annual Incentive Program Payouts
The actual annual incentive award earned by named executive officers for 2022 was determined by the Company’s achievement of the Adjusted EBITDA and 2022 Cost Reduction performance goals, as determined by the Compensation Committee.
Under the Annual Incentive Program, threshold performance objectives must be met in order for a payout to occur. Payouts can range from 50% of target awards for performance at threshold, up to a maximum of 150% of target awards for superior performance, or no payout if performance is below threshold. KAR achieved at least threshold level of Cost Reduction performance in 2022, which resulted in our named executive officers being eligible to receive an award under the Annual Incentive Program in 2022. The actual amounts received are set forth in the “Summary Compensation Table for 2022” on page 47.
The following chart provides the actual level of Adjusted EBITDA and Annual Cost Reduction performance achieved in 2022.
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Based on the Company’s performance during 2022 and the accompanying payout percentages for the different performance goals set forth above, our named executive officers earned the percentages and corresponding payout amounts of their target annual incentive awards as set forth below:
	Target	Actual
Name	Target Annual Incentive Award(1)	% of Adjusted EBITDA Target Award Earned (85% Weighting)	% of Cost Reduction Target Award Earned (15% Weighting)	% of Total Target Award Earned	2022 Payout (Actual Annual Incentive Award)(2)
Peter Kelly	$960,106	0%	150%	22.5%	$216,024
Eric Loughmiller	$550,000	0%	150%	22.5%	$123,750
Jim Hallett	$725,000	0%	150%	22.5%	$163,125
James Coyle	$500,000	0%	150%	22.5%	$400,000
Srisu Subrahmanyam	$464,153	0%	150%	22.5%	$104,435
John Hammer	—	—	—	—	—
Tom Fisher	$118,356	0%	150%	22.5%	$26,630

(1)
The target annual incentive award for Messrs. Kelly and Subrahmanyam reflect the mid-year base salary adjustments described on page 35. Mr. Fisher’s annual incentive award opportunity was prorated based on his April 7, 2022 separation date. Mr. Hammer was not eligible for an incentive award payout due to his separation of employment in connection with the ADESA Sale (in connection with the ADESA Sale, the Company was required to pay a prorated portion of outstanding annual cash bonus opportunities to transferring employees at closing, including $195,890 to Mr. Hammer as set forth in the “Summary Compensation Table for 2022” on page 47).

(2)
In connection with Mr. Coyle’s initial hiring in October 2021, to transition Mr. Coyle to our annual incentive program and address forfeited compensation from his previous employer, Mr. Coyle’s 2022 annual incentive award was to be paid out at not less than $400,000.

2023 ANNUAL INCENTIVE PROGRAM
In the first quarter of 2023, the Compensation Committee approved the performance objectives for our 2023 Annual Incentive Program. For 2023, the bonus opportunity for each named executive officer will be weighted on a combination of the Company’s Adjusted EBITDA performance (80%) and certain cost reduction objectives (20%).
Long-Term Incentive Opportunities
To further align our named executive officers’ interests with those of our stockholders, the Company provides long-term incentive compensation opportunities under the Omnibus Plan, as described below.
Omnibus Plan. The Company currently grants long-term incentive awards under the Omnibus Plan. Our Board adopted the Omnibus Plan on December 10, 2009, and it has since been amended and restated, as approved by our stockholders. Under the Omnibus Plan, participants are eligible to receive stock options, restricted stock, RSUs (with or without performance conditions), stock appreciation rights, other stock-based awards and/or cash-based awards, each as determined by the Compensation Committee.
2021–2024 Long-Term Incentive Program Framework
In February 2021, the Compensation Committee approved changes to the components of our long-term incentive program, which is intended to apply for the 2021–2024 compensation periods. In prior years (2015–2020), named executive officers had been granted long-term incentive awards on an annual basis in the form of PRSUs and RSUs, allocated such that 75% of the value was in the form of PRSUs and 25% of the value was in the form of RSUs. In connection with the Company’s digital transformation and go-forward strategy, in 2021 the Compensation Committee approved changes to the structure of our long-term incentive program, including the elimination of RSUs and the introduction of performance- and time-based stock options, as described below.
In 2021, the Compensation Committee granted named executive officers who were not retirement-eligible additional performance-based stock options and time-based stock options, intended to cover stock option grants that would
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otherwise be made in 2022, 2023 and 2024 (i.e., 50% of the grant value attributed to those years), and, for retirement-eligible named executive officers, additional performance-based stock options and time-based stock options intended to cover grants that would otherwise be made in 2022. As a result of the 2021 grants, in 2022 and 2023 the Compensation Committee only granted PRSUs to our named executive officers as part of the annual executive compensation program, with a target value equal to 50% of the long-term incentive grant value that our named executive officers would otherwise receive, and the Compensation Committee intends to do the same in 2024 (with any increases in target long-term incentive opportunities being provided in the form of PRSUs).
The Compensation Committee approved these stock option grants attributable to future years (i.e., 2022, 2023 and 2024), of which 80% are tied to stock price vesting hurdles, to motivate executives to achieve the Company’s go-forward business strategy, including our digital transformation; further align the executives’ interests with stockholders; reward the executive management team for meaningful stock price growth above the grant date stock price; and enhance the retentiveness of the compensation program in a highly competitive market environment for talent. The stock price vesting hurdles for the performance-based stock options were set at levels that require significant growth, and, as of the date hereof, no performance-based hurdles have been achieved and all performance-based stock options remain unvested and unexercisable, which ensures our executives continue to remain highly-incentivized to achieve the performance goals.
The outstanding performance-based stock options, as well as the outstanding 2021, 2022 and 2023 PRSU awards, continue to align executives’ interests with those of our stockholders. Executives remain highly motivated to achieve the performance goals under the 2021−2024 long-term incentive program framework, which will drive long-term stockholder value creation.
2022 LONG-TERM INCENTIVE AWARDS
On February 28, 2022, the Compensation Committee granted PRSUs to the Company’s named executive officers, as described in the table below. Awards were based on the individual’s ability to impact future results, job scope, individual performance, and a review of competitive pay practices. The aggregate target award value for each named executive officer took into account that the stock options attributable to the 2022 program were granted in 2021 (and, for Mr. Kelly, an increase in his annual target long-term incentive opportunity in 2022 to further align his total target compensation opportunity with market competitiveness).
Name	Target PRSUs (Cumulative Adjusted EBITDA Goal)	Value of Target PRSUs at Grant
Peter Kelly	216,685	$4,000,005
Eric Loughmiller	37,243	$687,506
Jim Hallett	67,714	$1,250,000
James Coyle	20,315	$375,015
Srisu Subrahmanyam	24,378	$450,018
John Hammer	27,086	$500,008
Tom Fisher	13,543	$250,004
2022 Performance-Based RSU Awards
The PRSUs were initially to vest if and to the extent that the sum of the Company’s “Cumulative Operating Adjusted Net Income Per Share” exceeds certain levels over the three-year measurement period beginning on January 1, 2022 and ending on December 31, 2024. In June 2022, following the ADESA Sale, the Compensation Committee adjusted the performance targets in light of the exclusion of the operating results of the ADESA U.S. physical auction business. Following such adjustments, the PRSUs will vest if and to the extent that the sum of the Company’s “Cumulative Adjusted EBITDA” exceeds certain levels over the three-year measurement period beginning on January 1, 2022 and ending on December 31, 2024.
“Cumulative Adjusted EBITDA” is defined as the sum of the Company’s Adjusted EBITDA for the three fiscal years in the measurement period. “Adjusted EBITDA” for a fiscal year is equal to the Company’s consolidated earnings before interest expense, income taxes, depreciation and amortization, as adjusted, calculated and reported in the Company’s annual earnings release and Form 10-K. Adjusted EBITDA may be further adjusted at the
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Compensation Committee’s discretion to exclude the impact of unplanned transactions or events, including but not limited to excluding the impact of acquisitions in the year of acquisition.
The amount of the target PRSUs actually earned and paid in shares of common stock in a lump sum following the performance period will be: 0% for below threshold performance, 50% for threshold performance, 100% for target performance and up to 200% for achieving the maximum performance level or higher. Linear interpolation will be used to calculate the percentage of PRSUs earned and paid if performance falls between the levels described above (and no PRSUs will be earned for performance below threshold performance).
Strategic Transformation Award Granted to Certain Named Executive Officers in 2022
On December 9, 2022, a one-time RSU grant (the “Strategic Transformation Award”) was made to certain key leaders to (i) recognize the significance of the successful completion of the ADESA Sale, (ii) incentivize key leaders to execute an effective separation of the ADESA U.S. business and drive the related transition and commercial efforts, and (iii) stabilize, motivate and retain key leaders to ensure continuity as the Company accelerates its digital transformation post-ADESA Sale.
The ADESA Sale was significant and transformative for the Company, rapidly accelerating its digital marketplace strategy. The organizational changes resulting from the rapid transition to a leaner, asset-light digital operating model were substantial. Successfully navigating this initial transitional period is critical to the Company’s long-term strategy, and continuity of executive leadership is essential to these efforts.
The Compensation Committee believes it is in the best interests the Company and its stockholders to promote and support the continued engagement of executive leadership as they continue to drive historic change for the Company, and to recognize the ongoing efforts of executive leadership in navigating the challenges posed by the pandemic and unprecedented industry headwinds. The Compensation Committee, after consultation with ClearBridge, believes that making the Strategic Transformation Award achieves this purpose. The Compensation Committee recognizes that one-time awards should only be utilized in extraordinary circumstances and, after meaningful deliberation and consultation with ClearBridge, concluded that these transformational awards were in the best interests of the Company and its stockholders.
The Compensation Committee elected to grant these transformational awards as RSUs in order to provide direct alignment with stockholder interests in both up and down markets, thereby aligning management’s rewards with the success of the go-forward digital transformation post-ADESA Sale. These RSUs support the critical need to ensure continuity of the executive team as they lead the Company through the separation and transformation efforts following the ADESA Sale. In addition, our executives continue to remain highly-incentivized to achieve the performance goals as set forth in the 2021-2024 long-term incentive program framework (as the program is comprised of 90% performance-based awards). The performance-based stock options, as well as the 2021, 2022 and 2023 PRSU awards, continue to remain outstanding, closely aligning executives’ interests with those of our stockholders.
Name	RSUs	Value of RSUs at Grant
Peter Kelly	150,000	$2,005,500
Eric Loughmiller	100,000	$1,337,000
Jim Hallett	150,000	$2,005,500
James Coyle	60,000	$802,200
Srisu Subrahmanyam	60,000	$802,200
One-third of the RSUs will vest and convert into shares of common stock of the Company on each of the first three anniversaries of the ADESA Sale (i.e., May 9, 2023, May 9, 2024, and May 9, 2025), subject to continued employment with the Company through each such vesting date. This one-time, non-recurring award is not part of the 2022 annual executive compensation program described on page 33.
PRIOR YEARS’ LONG-TERM INCENTIVE AWARDS
2021 Performance-Based RSU, Performance-Based Stock Option, and Time-Based Stock Option Awards
As previously disclosed, on March 4, 2021 (but on November 5, 2021 for Mr. Coyle), the Compensation Committee granted PRSUs and performance- and time-based stock options to the Company’s named executive officers,
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some of which remained outstanding at fiscal year-end 2022. The amounts of PRSUs and performance- and time-based stock options that remain outstanding are disclosed in the “Outstanding Equity Awards” table below.
The PRSU awards have terms substantially similar to those granted in 2022 (except utilizing the Company’s “Cumulative Operating Adjusted Net Income Per Share” as the performance measure). The performance-based stock options will become eligible to vest and become exercisable in 25% increments, each upon the later to occur of (i) the first four anniversaries of the grant date, respectively, and (ii) the attainment of a closing price of the Company’s common stock at or above, for each respective 25% increment, $5, $10, $15, and $20 over the exercise price, for twenty consecutive trading days. The time-based stock options will vest and become exercisable in equal installments on each of the first four anniversaries of the grant date, subject to the named executive officer’s continued employment with the Company through each such anniversary. For the year ended December 31, 2022, a portion of the time-based stock options had vested, as reflected in the “Outstanding Equity Awards” table below.
2020 Performance-Based and Time-Based RSU Awards
As previously disclosed, on February 21, 2020, the Compensation Committee granted PRSUs and RSUs to the Company’s named executive officers, some of which remained outstanding at fiscal year-end 2022. The PRSU awards have terms substantially similar to those granted in 2021, and the RSU awards vest and convert into shares of common stock of the Company in one-third increments on each of the first three anniversaries of the grant date, subject to the named executive officer’s continued employment with the Company through each such anniversary. For the year ended December 31, 2022, two-thirds of the RSUs had vested, as disclosed in the “Option Exercises and Stock Vested” table below.
The number of PRSUs that were eligible to vest based on Cumulative Operating Adjusted Net Income Per Share achieved was determined in accordance with the chart below:
Cumulative Operating Adjusted Net Income Per Share During the Measurement Period	Number of PRSUs Vesting
Below Threshold:
Below $4.32	0% of Target
Threshold:
$4.32	50% of Target
Target:
$4.67	100% of Target
Maximum:
Greater than or equal to $5.14	200% of Target
The Company achieved Cumulative Operating Adjusted Net Income Per Share of $3.58 over the three-year performance period ended December 31, 2022, which was below the threshold level of performance necessary for any payout. As such, on February 7, 2023, based on the Cumulative Operating Adjusted Net Income Per Share achieved, 0% of the PRSUs vested.
2019 Performance-Based and Time-Based RSU Awards
As previously disclosed, on February 22, 2019 (and for Mr. Hammer, again on March 1, 2019), the Compensation Committee granted PRSUs and RSUs to the Company’s named executive officers, with the PRSUs being converted into time-based RSUs following the adjusted performance period from January 1, 2019 to December 31, 2019. The PRSUs that converted to RSUs and the final one-third of the RSUs granted in 2019 each vested in 2022, as disclosed in the “Option Exercises and Stock Vested” table below.
Retirement, Health and Welfare Benefits
We offer a variety of health and welfare and retirement programs to all eligible employees, including our named executive officers. As with all Company employees, our named executive officers are eligible to receive 401(k) employer matching contributions equal to 100% of the first 4% of compensation contributed by the named executive officer (subject to limits set by the Internal Revenue Service). The health and welfare programs are intended to
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protect employees against catastrophic loss and encourage a healthy lifestyle. Our health and welfare programs include medical, dental, vision, pharmacy, life, disability and accidental death and disability insurance. We also provide travel insurance to all employees who travel for business purposes.
We provide certain enhanced retirement vesting of equity-incentive awards as described in “Potential Payments Upon Termination or Change in Control—Potential Payments Upon Termination or Change in Control Table”.
Perquisites
The Company provides the named executive officers a limited number of perquisites that the Compensation Committee believes are reasonable and consistent with the objective of attracting and retaining highly qualified executives. The perquisites which are currently available to certain of our named executive officers include an automobile allowance or use of a Company-owned automobile, an allowance for executive physicals, Company-paid group term life insurance premiums and relocation benefits under the Company’s mobility program. Please see footnote 6 to the “Summary Compensation Table for 2022” on page 47 for more information regarding perquisites.
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COMPENSATION POLICIES AND OTHER INFORMATION
Employment and Severance Agreements
The Compensation Committee recognizes that, from time to time, it is appropriate to enter into agreements with our executive officers to ensure that we continue to retain their services and to promote stability and continuity within the Company. All of our named executive officers have an employment agreement with the Company. A description of these agreements can be found in the section titled “Potential Payments Upon Termination or Change in Control—Employment Agreements with Named Executive Officers.”
Tax and Accounting Considerations
Employment Agreements. Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”) and related provisions impose substantial excise taxes under Section 4999 of the Code on so-called “excess parachute payments” payable to certain named executive officers upon a change in control and results in the loss of the compensation deduction for such payments by the Company. None of the employment agreements entered into with named executive officers contain excise tax gross-up provisions.
Tax Deductibility of Awards Under the Omnibus Plan. Section 162(m) of the Code (“Section 162(m)”) generally disallows a federal tax deduction by the Company for compensation paid to Covered Employees (as defined in Section 162(m)) in excess of $1,000,000. Though tax deductibility is one of many factors considered by the Compensation Committee when determining executive compensation, the Compensation Committee may make decisions in designing and approving pay programs that are not driven by tax consequences to the Company.
Accounting for Stock-Based Compensation. We account for stock-based compensation in accordance with the requirements of ASC 718.
Clawback Policy for Financial Restatements. The Company’s clawback policy provides for the recovery of incentive compensation in the event the Company is required to prepare an accounting restatement due to any current or former executive officer’s intentional misconduct. In such an event, the executive officer would be required to repay to the Company the excess amount of incentive compensation received under the inaccurate financial statement. The Company intends to revise this policy as needed to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act when such requirements become effective.
Anti-Hedging and Anti-Pledging Policies
Our insider trading policy expressly prohibits our directors, officers and other employees from, among other things:
•
trading in options, warrants, puts and calls or similar instruments on Company securities;

•
selling Company securities “short”;

•
holding Company securities in margin accounts; and

•
pledging Company securities as collateral for loans.

In addition to the Company’s insider trading policy, the Company has a formal anti-hedging policy. This policy prohibits our officers and directors from entering into hedging or monetization transactions involving Company stock, such as prepaid variable forward contracts, equity swaps, collars and exchange funds.
Stock Ownership Guidelines and Stock Holding Requirement
The Compensation Committee adopted the following stock ownership guidelines which are applicable to our named executive officers:
Title	Stock Ownership Guideline
CEO	5 times annual base salary
Other Named Executive Officers	3 times annual base salary
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The named executive officers must hold 60% of the vested shares, net of taxes, of Company stock received under awards granted on or after January 1, 2015 until the applicable ownership guideline is met. All named executive officers own shares in excess of the stock ownership guidelines, except for Mr. Coyle who became an employee of the Company in 2021 and Mr. Subrahmanyam who became an executive officer of the Company in 2022, who are each subject to the aforementioned holding requirement.
RESULTS OF SAY ON PAY VOTES AT 2022 ANNUAL MEETING
At the Company’s 2022 annual meeting of stockholders, the Company held a non-binding stockholder vote on executive compensation (commonly referred to as “Say on Pay”). At the meeting, excluding broker non-votes, approximately 98% of the votes on the matter were cast to approve the Company’s executive compensation programs, approximately 2% of the votes were cast against, and less than 0.5% abstained from voting.
The Compensation Committee considered the results of the vote, including the appropriateness of the compensation philosophy and objectives, the role of the Compensation Committee and executive officers in setting compensation, the elements used to achieve the compensation philosophy and objectives and the levels of compensation provided to the named executive officers.
In addition, at the Company’s 2017 annual meeting of stockholders, the Company held a non-binding stockholder vote on whether to hold a Say on Pay vote every one, two or three years. At that meeting, a majority of our stockholders voted in favor of holding a Say on Pay vote every year, and accordingly, the Company adopted an annual Say on Pay vote frequency. As described in more detail in Proposal No. 3 above, the Company is again holding a Say on Pay vote to approve executive compensation at the 2023 annual meeting of stockholders.
Subject to the outcome of the stockholder advisory vote on the frequency of the Say on Pay vote (Proposal 4), we expect to continue holding this Say on Pay vote annually, with the next vote expected to occur at our 2024 annual meeting of stockholders.
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COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed the Compensation Discussion and Analysis for executive compensation for 2022 and discussed that analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s 2022 Annual Report on Form 10-K.
COMPENSATION COMMITTEE
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ANALYSIS OF RISK IN THE COMPANY’S
COMPENSATION STRUCTURE

The Compensation Committee considers the potential risks in our business when designing and administering the Company’s pay programs, and the Compensation Committee believes its balanced approach to performance measurement and pay delivery works to avoid misaligned incentives for individuals to undertake excessive or inappropriate risk. Each year, with the assistance of its independent compensation consultant and Company management, the Compensation Committee reviews the Company’s compensation policies and practices to evaluate whether the compensation arrangements of the Company’s employees encourage unnecessary or excessive risk taking that is reasonably likely to have a material adverse effect on the Company.
In its most recent evaluation, the Compensation Committee considered the Company’s employee compensation structures and noted numerous design elements that manage and mitigate risk without diminishing the incentive nature of the compensation. For example, the executive compensation program includes a balanced mix between cash and equity and between annual and longer-term incentives. In addition, annual incentive awards and long-term incentive awards granted to executives are generally tied to corporate performance goals that encourage performance that supports the business as a whole. Further, the executive annual incentive awards include a maximum payout opportunity equal to 150% of target, and the PRSUs granted as part of the long-term incentive program include a maximum payout opportunity equal to 200% of target. Our executives are also expected to meet share ownership guidelines in order to align the executives’ interests with those of our stockholders. Also, the Company’s clawback policy permits the Company to recover incentive compensation paid to an executive officer if the compensation resulted from any financial result or metric impacted by the executive officer’s intentional misconduct. This policy helps to discourage inappropriate risks, as executives will be held accountable for misconduct which is harmful to the Company’s financial and reputational health.
The Compensation Committee also reviewed the Company’s compensation programs for certain design features that may have the potential to encourage excessive risk-taking, including over-weighting towards annual incentives, highly leveraged payout curves, unreasonable thresholds and steep payout cliffs at certain performance levels that may encourage short-term business decisions to meet payout thresholds. The Compensation Committee concluded that the Company’s compensation programs (i) do not include such elements; or (ii) have implemented features, steps and controls that are designed to limit risks of our compensation arrangements. In light of these analyses, the Compensation Committee concluded that the Company has a balanced pay and performance program that does not encourage excessive risk-taking that is reasonably likely to have a material adverse effect on the Company.
46

SUMMARY COMPENSATION TABLE FOR 2022

The table below contains information concerning the compensation of our named executive officers.
Name and Principal Position(1)	Year(2)	Salary	Bonus(3)	Stock Awards(4)	Option Awards	Non-Equity Incentive Plan Compensation(5)	All Other Compensation(6)	Total
Peter Kelly Chief Executive Officer	2022	$767,692		$6,005,505		$216,024	$39,001	$7,028,222
	2021	$709,616		$1,500,001	$6,000,003	$237,566	$30,747	$8,477,933
	2020	$600,000		$1,350,019		$458,106	$19,592	$2,427,717
Eric Loughmiller Executive Vice President and Chief Financial Officer	2022	$550,000		$2,024,506		$123,750	$23,939	$2,722,195
	2021	$550,000		$687,503	$1,375,002	$146,707	$17,540	$2,776,752
	2020	$550,000		$1,375,028		$419,931	$32,964	$2,377,923
Jim Hallett Executive Chairman and Chairman of the Board	2022	$725,000		$3,255,500		$163,125	$44,363	$4,187,988
	2021	$792,308		$1,250,012	$2,500,005	$205,474	$43,763	$4,791,562
	2020	$975,000		$3,900,024		$930,529	$41,910	$5,847,463
James Coyle Executive Vice President and Chief Digital Officer	2022	$500,000	$800,000	$1,177,215			$32,930	$2,510,145
	2021	$84,615		$375,003	$1,500,002	$22,228	$5,069	$1,986,917

Srisu Subrahmanyam President KAR Services Group, Executive Vice President Operations	2022	$463,846		$1,252,218		$104,435	$33,900	$1,854,399

John Hammer Former Chief Commercial Officer for KAR and President of ADESA	2022	$203,923	$195,890	$500,008			$1,735,919	$2,635,740
	2021	$550,000		$500,005	$2,002,002	$146,707	$32,362	$3,229,076
	2020	$546,000		$820,024		$416,877	$31,308	$1,814,209

Tom Fisher Former Executive Vice President and Chief Technology Officer	2022	$128,077		$250,004		$26,630	$1,638,343	$2,043,054
	2021	$450,000		$250,002	$1,000,002	$120,033	$30,950	$1,850,987
	2020	$447,692		$425,020		$329,264	$30,605	$1,232,581

(1)
Principal position reflects the position held on December 31, 2022. Messrs. Loughmiller, Hallett, Hammer and Fisher ceased employment with the Company on December 31, 2022, March 31, 2023, May 9, 2022, and April 7, 2022, respectively.

(2)
Mr. Coyle commenced employment on October 26, 2021. Mr. Subrahmanyam was not a named executive officer for 2020 or 2021.

(3)
In connection with Mr. Coyle’s initial hiring in October 2021, to partially address forfeited compensation from his previous employer, $400,000 of the bonus amount for Mr. Coyle was attributable to a special cash sign-on award made 90 days after his hire date (which is required to be repaid in full in the event he leaves the Company within one year of payment), with the remaining $400,000 attributable to Mr. Coyle’s 2022 Annual Incentive Program award being paid out at not less than $400,000. In connection with the ADESA Sale, the Company was required to pay a prorated portion of outstanding annual cash bonus opportunities to transferring employees at closing, including a prorated portion of Mr. Hammer’s target 2022 Annual Incentive Program award opportunity in the amount of $195,890.

(4)
The amounts reported in this column for 2022 represent the grant date fair value of (i) PRSUs granted on February 28, 2022 to each of the named executive officers, and (ii) RSUs granted on December 9, 2022 to Messrs. Kelly, Loughmiller, Hallett, Coyle and Subrahmanyam, each computed in accordance with ASC 718. See Note 5 to our financial statements for 2022 for information about the assumptions made in determining the grant date fair value. Assuming, instead, that the maximum level of performance is achieved with respect to the 2022 PRSU awards, based on grant date value of our common stock, the award that could be earned at the end of the performance period (excluding dividends) is as follows: Mr. Kelly – $8,000,010; Mr. Loughmiller – $1,375,012; Mr. Hallett – $2,500,000; Mr. Coyle – $750,030; Mr. Subrahmanyam – $900,036; Mr. Hammer – $1,000,006; and Mr. Fisher – $500,008.

(5)
The amount reported is equal to the amount paid to the named executive officer under the Annual Incentive Program, which is governed by the Omnibus Plan.

(6)
The amounts reported for 2022 consist of the following:

•
Automobile allowance: Mr. Kelly – $24,731; Mr. Hallett – $25,000; Mr. Coyle – $18,000; Mr. Subrahmanyam – $18,000; Mr. Hammer – $6,923; and Mr. Fisher – $5,123.

•
401(k) matching contributions: Mr. Kelly – $12,200; Mr. Loughmiller – $12,200; Mr. Hallett – $12,200; Mr. Coyle – $12,200; Mr. Subrahmanyam – $12,200; Mr. Hammer – $12,200; and Mr. Fisher – $9,647.

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•
Company paid group term life insurance premiums: Mr. Kelly – $2,070; Mr. Loughmiller – $5,940; Mr. Hallett – $7,163; Mr. Coyle – $900; Mr. Subrahmanyam – $2,070; Mr. Hammer – $796; and Mr. Fisher – $363.

•
Executive physical: Mr. Coyle – $1,830; Mr. Subrahmanyam – $1,630.

For Mr. Hammer, the amounts reported for 2022 also include a cash payment of $1,716,000 in connection with his separation from the Company in connection with the ADESA Sale.
For Mr. Fisher, the amounts reported for 2022 also include (i) a cash severance payment of $1,350,000, COBRA premiums payment of $13,997 and $9,212 in accrued but unpaid vacation, each in connection with his separation from the Company, and (ii) $250,000 in consulting fee payments paid to Mr. Fisher’s consulting firm, Tack Iron LLC, with respect to consulting services in connection with a data center migration project.
48

GRANTS OF PLAN-BASED AWARDS FOR 2022

The following table summarizes the awards granted to, and the payouts that were achievable for, each of our named executive officers in 2022 under the Annual Incentive Program and the grants of PRSUs and RSUs made under the Omnibus Plan.
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)
Name (a)	Grant Date (b)	Threshold ($)(c)(1)	Target ($)(d)(1)	Maximum ($)(e)(1)	Threshold (#)(f)(2)	Target (#)(g)(2)	Maximum (#)(h)(2)	All Other Stock Awards: Number of Shares of Stock or Units (#)(i)(3)	Grant Date Fair Value of Stock Awards ($)(l)(4)
Peter Kelly	—	480,053	960,106	1,440,159
	2/28/2022				108,343	216,685	433,370		4,000,005
	12/9/2022							150,000	2,005,500
Eric Loughmiller	—	275,000	550,000	825,000
	2/28/2022				18,622	37,243	74,486		687,506
	12/9/2022							100,000	1,337,000
Jim Hallett	—	362,500	725,000	1,087,500
	2/28/2022				33,857	67,714	135,428		1,250,000
	12/9/2022							150,000	2,005,500
James Coyle	—		500,000	750,000
	2/28/2022				10,158	20,315	40,630		375,015
	12/9/2022							60,000	802,200
Srisu Subrahmanyam	—	232,077	464,153	696,230
	2/28/2022				12,189	24,378	48,756		450,018
	12/9/2022							60,000	802,200
John Hammer	—	283,649	576,299	850,948
	2/28/2022				13,543	27,086	54,172		500,008
Tom Fisher	—	225,000	450,000	675,000
	2/28/2022				6,772	13,543	27,086		250,004

(1)
Columns (c), (d) and (e) include the potential awards for performance at the threshold, target and maximum (“superior”) levels, respectively, under the Annual Incentive Program. See “Compensation Discussion and Analysis—Elements Used to Achieve Compensation Philosophy and Objectives—Annual Cash Incentive Program” for further information on the terms of the Annual Incentive Program. In connection with Mr. Coyle’s initial hiring in October 2021, to transition Mr. Coyle to our Annual Incentive Program and to address forfeited compensation from his previous employer, Mr. Coyle’s 2022 Annual Incentive Program award was to be paid out at not less than $400,000.

(2)
Columns (f), (g) and (h) include the potential number of PRSUs which may be earned for performance at the threshold, target and maximum levels, respectively. These awards vest if and to the extent that the sum of the Company’s Cumulative Adjusted EBITDA exceeds certain levels over the three-year period beginning on January 1, 2022 and ending on December 31, 2024.

(3)
Column (i) includes the number of RSUs granted in 2022. This award vests ratably on each of May 9, 2023, May 9, 2024, and May 9, 2025, subject to continued employment with the Company through each such vesting date.

(4)
The amounts reported in this column represent the grant date fair value of awards granted to our named executive officers, computed in accordance with ASC 718. For PRSUs, the grant date fair value is based on target performance. See Note 5 to our financial statements for 2022 for information about the assumptions made in determining the grant date fair value.

Additional information concerning our cash and equity incentive awards and plans may be found in the sections titled “Compensation Discussion and Analysis—Elements Used to Achieve Compensation Philosophy and Objectives—Annual Cash Incentive Program” and “Long-Term Incentive Opportunities,” respectively.
49

OUTSTANDING EQUITY AWARDS
AT FISCAL YEAR-END 2022

			Option Awards					Stock Awards
Name (a)	Grant Year	Number of Securities Underlying Unexercised Options Exercisable (#)(b)	Number of Securities Underlying Unexercised Options Unexercisable (#)(c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(d)	Option Exercise Price ($)(e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#)(g)	Market Value of Shares or Units of Stock That Have Not Vested ($)(h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(j)
Peter Kelly	2020						5,057(1)	65,994(1)
	2021								54,309(2)	708,732(2)
	2021	29,644(3)	88,934(3)		13.81	03/04/2031
	2021			474,309(4)	13.81	03/04/2031
	2021	44,031(5)	132,094(5)		18.23	06/04/2031
	2021			704,501(6)	18.23	06/04/2031
	2022								216,685(9)	2,827,739(9)
	2022						150,000(10)	1,957,500(10)
Eric Loughmiller	2014	97,204			11.74	02/27/2024
	2020						4,983(1)	65,028(1)
	2021								24,892(2)	324,841(2)
	2021	13,587(3)	40,761(3)		13.81	03/04/2031
	2021			217,392(4)	13.81	03/04/2031
	2021	6,727(5)	20,181(5)		18.23	06/04/2031
	2021			107,632(6)	18.23	06/04/2031
	2022								24,829(9)	324,018(9)
	2022						97,114(10)	1,267,338(10)
Jim Hallett	2014			194,404	11.74	02/27/2024
	2020						14,122(1)	184,292(1)
	2021								45,258(2)	590,617(2)
	2021	24,703(3)	74,112(3)		13.81	03/04/2031
	2021			395,257(4)	13.81	03/04/2031
	2021	12,231(5)	36,693(5)		18.23	06/04/2031
	2021			195,695(6)	18.23	06/04/2031
	2022								67,714(9)	883,668(9)
	2022						145,092(10)	1,893,451(10)
James Coyle	2021								12,790(2)	166,910(2)
	2021	17,688(7)	53,067(7)		14.66	11/05/2031
	2021			283,019(8)	14.66	11/05/2031
	2022								20,315(9)	265,111(9)
	2022						60,000(10)	783,000(10)
Srisu Subrahmanyam	2020						1,124(1)	14,668(1)
	2021								16,293(2)	212,624(2)
	2021	8,893(3)	26,681(3)		13.81	03/04/2031
	2021			142,293(4)	13.81	03/04/2031
	2021	13,209(5)	39,629(5)		18.23	06/04/2031
	2021			211,350(6)	18.23	06/04/2031
	2022								24,378(9)	318,133(9)
	2022						60,000(10)	783,000(10)
John Hammer	2020						3,072(1)	40,090(1)
	2021								8,046(2)	105,000(2)
	2022								3,010(9)	39,281(9)
Tom Fisher	2020						1,592(1)	20,776(1)
	2021								3,772(2)	49,225(2)
	2022								1,129(9)	14,733(9)

(1)
The total amounts and values in columns (g) and (h) equal the total number of unvested RSUs granted on February 21, 2020, that vest ratably on each of the first three anniversaries of the grant date during the named executive officer’s continued employment with the Company through each such anniversary (other than as noted below), and the market value of such awards, determined by multiplying the number of unvested RSUs by the market price of the Company’s common stock at the close of the last trading day in 2022, which was $13.05 per share. The total amount in column (h) excludes

50

accrued and unpaid cash dividend equivalents in the following amounts: Mr. Kelly – $961; Mr. Loughmiller – $979; Mr. Hallett – $2,775; Mr. Subrahmanyam – $214; Mr. Fisher – $302; and Mr. Hammer – $583. The amounts and values shown for Messrs. Loughmiller, Hammer and Fisher reflect the total numbers of RSUs that each named executive officer retained in connection with the cessation of his employment with the Company. These RSUs will settle in accordance with the original vesting schedule but no longer require the named executive officer’s continued employment with the Company.
(2)
The total amounts and values in columns (i) and (j) equal the total number of unvested PRSUs granted on March 4, 2021 (but for Mr. Coyle, November 5, 2021), that may be earned and vest based on the Company’s Cumulative Operating Adjusted Net Income Per Share performance over a three-year period, at the threshold level, held by each named executive officer and the market value of such awards, determined by multiplying the number of unvested PRSUs, at the threshold level, by the market price of the Company’s common stock at the close of the last trading day in 2022, which was $13.05 per share. In calculating the number of PRSUs and their value, we are required by SEC rules to compare our performance through 2022 under the PRSU grants against the threshold, target and maximum performance levels for the grant and report in these columns the applicable potential share number and payout amount. If the performance is between levels, we are required to report the potential payout at the next highest level. Through December 31, 2022, we were below threshold levels of Cumulative Operating Adjusted Net Income Per Share performance and have accordingly reported the PRSUs at the threshold award level. The amounts and values shown for Messrs. Loughmiller, Hammer and Fisher reflect the total numbers of PRSUs that each named executive officer retained in connection with the cessation of his employment with the Company. These PRSUs may be earned and vest in accordance with the original terms of the award but no longer require the named executive officer’s continued employment with the Company.

(3)
Represents the number of time-based stock options granted on March 4, 2021, which vest and become exercisable in equal installments on each of the first four anniversaries of the grant date during the named executive officer’s continued employment with the Company through each such anniversary (other than as noted below). The number of time-based stock options shown for Mr. Loughmiller were retained by him in connection with the cessation of his employment with the Company. These stock options will become exercisable in accordance with the original vesting schedule but no longer require Mr. Loughmiller’s continued employment with the Company.

(4)
Represents the number of performance-based stock options granted on March 4, 2021, which will become eligible to vest and become exercisable in equal 25% increments, each upon the later of the occurrence of the first four anniversaries of the grant date during the named executive officer’s continued employment with the Company through each such anniversary, respectively, and the attainment and maintenance of the closing price of the Company’s common stock at or above, for each respective 25% increment, $18.81, $23.81, $28.81, and $33.81, for twenty consecutive trading days. The performance-based stock options do not have threshold or maximum payout levels, but instead portions of the performance-based stock option award will vest to the extent that the stock price targets are achieved during the term of the stock option. The number of performance-based stock options shown for Mr. Loughmiller were retained by him in connection with the cessation of his employment with the Company. These stock options will become eligible to vest and become exercisable in accordance with the original terms of the award but no longer require Mr. Loughmiller’s continued employment with the Company.

(5)
Represents the number of time-based stock options granted on June 4, 2021, which vest and become exercisable in equal installments on each of the first four anniversaries of the grant date during the named executive officer’s continued employment with the Company through each such anniversary (other than as noted below). The number of time-based stock options shown for Mr. Loughmiller were retained by him in connection with the cessation of his employment with the Company. These stock options will become exercisable in accordance with the original vesting schedule but no longer require Mr. Loughmiller’s continued employment with the Company.

(6)
Represents the number of performance-based stock options granted on June 4, 2021, which will become eligible to vest and become exercisable in equal 25% increments, each upon the later of the occurrence of the first four anniversaries of the grant date during the named executive officer’s continued employment with the Company through each such anniversary, respectively, and the attainment and maintenance of the closing price of the Company’s common stock at or above, for each respective 25% increment, $23.23, $28.23, $33.23, and $38.23, for twenty consecutive trading days. The performance-based stock options do not have threshold or maximum payout levels, but instead portions of the performance-based stock option award will vest to the extent that the stock price targets are achieved during the term of the stock option. The number of performance-based stock options shown for Mr. Loughmiller were retained by him in connection with the cessation of his employment with the Company. These stock options will become eligible to vest and become exercisable in accordance with the original terms of the award but no longer require Mr. Loughmiller’s continued employment with the Company.

(7)
Represents the number of time-based stock options granted to Mr. Coyle on November 5, 2021, which vest and become exercisable in equal installments on each of the first four anniversaries of the grant date during Mr. Coyle’s continued employment with the Company through each such anniversary.

(8)
Represents the number of performance-based stock options granted to Mr. Coyle on November 5, 2021, which will become eligible to vest and become exercisable in equal 25% increments, each upon the later of the occurrence of the

51

first four anniversaries of the grant date during Mr. Coyle’s continued employment with the Company through each such anniversary, respectively, and the attainment and maintenance of the closing price of the Company’s common stock at or above, for each respective 25% increment, $19.66, $24.66, $29.66, and $34.66, for twenty consecutive trading days. The performance-based stock options do not have threshold or maximum payout levels, but instead portions of the performance-based stock option award will vest to the extent that the stock price targets are achieved during the term of the stock option.
(9)
The total amounts and values in columns (i) and (j) equal the total number of unvested PRSUs granted on February 28, 2022, that may be earned and vest based on the Company’s Cumulative Adjusted EBITDA performance over a three-year period, at the threshold level, held by each named executive officer and the market value of such awards, determined by multiplying the number of unvested PRSUs, at the threshold level, by the market price of the Company’s common stock at the close of the last trading day in 2022, which was $13.05 per share. In calculating the number of PRSUs and their value, we are required by SEC rules to compare our performance through 2022 under the PRSU grants against the threshold, target and maximum performance levels for the grant and report in these columns the applicable potential share number and payout amount. If the performance is between levels, we are required to report the potential payout at the next highest level. Through December 31, 2022, we were above threshold levels of Cumulative Adjusted EBITDA performance and have accordingly reported the PRSUs at the target award level. The amounts and values shown for Messrs. Loughmiller, Hammer and Fisher reflect the total numbers of PRSUs that each named executive officer retained in connection with the cessation of his employment with the Company. These PRSUs may be earned and vest in accordance with the original terms of the award but no longer require the named executive officer’s continued employment with the Company.

(10)
The total amounts and values in columns (g) and (h) equal the total number of unvested RSUs granted on December 9, 2022, that vest ratably on May 9, 2023, May 9, 2024, and May 9, 2025, during the named executive officer’s continued employment with the Company through each such date (other than as noted below), and the market value of such awards, determined by multiplying the number of unvested RSUs by the market price of the Company’s common stock at the close of the last trading day in 2022, which was $13.05 per share. The amounts and values shown for Mr. Loughmiller reflects the total numbers of RSUs that he retained in connection with the cessation of his employment with the Company. These RSUs will settle in accordance with the original vesting schedule but no longer require Mr. Loughmiller’s continued employment with the Company.

Because this table shows outstanding equity awards held by our named executive officers as of December 31, 2022, this table does not include the PRSUs granted on February 21, 2020 which were not earned and did not vest as a result of the Company’s Cumulative Operating Adjusted Net Income Per Share not achieving at least threshold level of performance over the three-year measurement period ending on December 31, 2022.
52

OPTION EXERCISES AND STOCK VESTED DURING
FISCAL YEAR 2022

		Option Awards		Stock Awards
Name (a)	Security	Number of Shares Acquired on Exercise (#)(b)	Value Realized on Exercise ($)(c)	Number of Shares Acquired on Vesting (#)(d)(1)	Value Realized on Vesting ($)(e)
Peter Kelly	KAR	—	—	21,179	300,141(2)
	IAA	—	—	2,125	73,653
Eric Loughmiller	KAR	—	—	26,281	370,149(2)
	IAA	—	—	2,353	81,555
Jim Hallett	KAR	—	—	71,197	1,005,151(2)
	IAA	—	—	6,6761	231,390
James Coyle	KAR	—	—	—	—
	IAA	—	—	—	—
Srisu Subrahmanyam	KAR	—	—	5,152	74,349(2)
	IAA	—	—	531	18,461
John Hammer	KAR	—	—	20,342	297,479(2)
	IAA	—	—	2,277	79,313
Tom Fisher	KAR	4,940	10,600	7,303	103,498(2)
	IAA	—	—	753	26,099

(1)
This amount includes shares vested with respect to the full amount of the KAR 2019 PRSUs that were converted into RSUs based on KAR’s actual performance in 2019 in connection with the IAA Spin Off, one-third of the KAR 2019 RSUs and IAA 2019 RSUs, and one-third of the 2020 RSUs.

(2)
This amount includes accumulated dividend equivalents paid in cash with respect to the 2019 PRSUs that were converted into RSUs in connection with the IAA Spin-Off and the 2019 and 2020 RSUs.

53

POTENTIAL PAYMENTS UPON TERMINATION OR
CHANGE IN CONTROL

The following is a discussion of the treatment of equity-based awards held by our named executive officers and annual cash incentive awards due to our named executive officers upon certain types of employment terminations or the occurrence of a change in control of the Company. For a discussion of our named executive officers’ severance payments and the treatment of their annual cash incentive awards that may become due upon certain types of employment terminations pursuant to their employment agreements, see “Employment Agreements with Named Executive Officers” below.
EQUITY-BASED AWARDS—OMNIBUS PLAN
To the extent a named executive officer’s employment agreement does not provide otherwise, the Omnibus Plan (and the related award agreements thereunder) provide for the following treatment of stock options and other equity awards issued pursuant to the Omnibus Plan upon the termination of employment scenarios or a change in control, as set forth below. Since December 10, 2009, all grants of stock options and other equity awards have been and will be made pursuant to the terms of the Omnibus Plan.
Award Type	Termination or Change in Control Scenario*
Options
Voluntary Termination or Termination for Cause: If voluntary, vested options remain exercisable for 90 days (or earlier expiration date); if for Cause, all vested and unvested options are cancelled. (For the 2021 option awards, 90 days is specified as the 3 month anniversary.)
Termination Without Cause or for Good Reason: Unless otherwise specified in an award agreement, vested options remain exercisable for 90 days (or until earlier expiration date). (For the 2021 option awards, 90 days is specified as the 3 month anniversary.)
Death or Disability: Vested options remain exercisable for 1 year (or until earlier expiration date). Unvested options vest in full, with performance awards remaining subject to performance achievement. For the 2021 option awards, performance must be achieved within 1 year of death/disability, with options remaining exercisable for the earlier of 1 year from death/disability and the original expiration date.
Retirement: Vested options remain exercisable for 1 year (or until earlier expiration date), except for the 2021 option awards which remain exercisable until the original expiration date. Unvested options are forfeited, except for the 2021 option awards which continue to vest in accordance with the applicable vesting schedule and remain subject to performance requirements.
Effect of Change in Control: Single trigger vesting with committee discretion to cash out or substitute with successor awards, except for the 2021 option awards which have double trigger vesting for options assumed or replaced and single trigger vesting for options that are not assumed or replaced, with performance measured at the time of the change in control under each scenario.

2020 PRSUs 2021 PRSUs 2022 PRSUs
Voluntary Termination or Termination for Cause: Automatic forfeiture.
Without Cause or for Good Reason: Prorated portion of the PRSUs vest based on the Company’s actual performance during the performance period and the number of full months he was employed during such performance period.
Death or Disability: Full vesting of the PRSUs based on the Company’s actual performance during the performance period.
Retirement: If attaining age 65 and at least 5 years of service with the Company and its affiliates (“normal retirement”), full vesting of the PRSUs based on the Company’s actual performance during the performance period. If attaining age 55 with at least 10 years of service with the Company and its affiliates (“early retirement”), prorated portion of the PRSUs based on the Company’s actual performance during the performance period and the number of full months worked through the retirement date plus a credit of an additional 12 months.
Effect of Change in Control: Double trigger vesting at target performance level for PRSUs that are assumed or replaced; single trigger vesting at the target performance level for PRSUs that are not assumed or replaced.

2020 RSUs 2022 RSUs
Voluntary Termination or Termination for Cause: Forfeiture of any unvested RSUs.
Without Cause or for Good Reason: Any unvested RSUs will continue to vest in full as scheduled.
Death or Disability: Full, immediate vesting of any unvested RSUs.
Retirement: If “normal retirement,” any unvested RSUs will continue to vest in full as scheduled. If “early retirement,” a prorated portion of any unvested RSUs scheduled to vest in the 12 months following the retirement date (but, for the 2022 RSUs, a portion of those scheduled to vest on the next vesting date) will continue to vest as originally scheduled, along with a prorated portion of such RSUs which, for the 2020 RSUs, is based on the number of full months he was employed since the most recent anniversary of the grant date (after giving 12 months vesting credit following the date of retirement), and, for the 2022 RSUs, is based on the number of full months since the most recent of the grant date and a scheduled vesting date.
Effect of Change in Control: Double trigger vesting for any RSUs that are assumed or replaced; single trigger vesting for any RSUs that are not assumed or replaced.

*
Unless otherwise specified in an award agreement, all unvested equity-based awards under the Omnibus Plan will be forfeited upon a termination of employment for any reason (except in the case of disability or death, as described in the Omnibus Plan).

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Unless specified otherwise in a named executive officer’s employment agreement, the termination of a named executive officer’s employment with the Company or any subsidiary shall be deemed to be for “cause” under the Omnibus Plan upon any of the following events: (i) the refusal or neglect of the named executive officer to perform substantially his employment-related duties; (ii) the named executive officer’s personal dishonesty, incompetence, willful misconduct, or breach of fiduciary duty; (iii) the named executive officer’s indictment for, conviction of, or entering a plea of guilty or nolo contendere to a crime constituting a felony or his willful violation of any applicable law (other than certain exceptions set forth in the Omnibus Plan); (iv) the named executive officer’s failure to reasonably cooperate, following a request to do so by the Company, in any internal or governmental investigation of the Company or any subsidiary; (v) any other act or conduct that would constitute cause for the termination of the named executive officer’s employment under applicable law; (vi) the named executive officer’s material breach of any written policies or rules of the Company or its subsidiaries, including any sexual harassment policy; or (v) the named executive officer’s material breach of any written covenant or agreement not to disclose any information pertaining to the Company or a subsidiary or not to compete or interfere with the Company or a subsidiary.
The Omnibus Plan does not provide a default “good reason” definition in the event such term is not specified in a named executive officer’s employment agreement.
ANNUAL CASH INCENTIVE AWARDS—OMNIBUS PLAN
Termination or Change in Control Scenario

Death, Disability, Voluntary Termination (with or without Good Reason) or Termination by the Company (for Cause or without Cause): Annual cash incentive awards are treated as described in the executive’s employment agreement with the Company, to the extent applicable. See “Employment Agreements with Named Executive Officers” below for more information.
Retirement: Unless otherwise specified in an employment agreement, an executive receives a prorated amount of the incentive award based on actual performance for the performance period.
Effect of Change in Control: Unless otherwise determined by the administrator of the Omnibus Plan or as evidenced in an award agreement, pro rata payment based on actual performance, in the administrator’s discretion.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE

Messrs. Loughmiller, Hallett, Hammer and Fisher’s employment with the Company terminated on December 31, 2022, March 31, 2023, May 9, 2022, and April 7, 2022, respectively, and the table below describes the amounts they actually received in connection with their termination of employment. The amounts in the table below for all other named executive officers are based on employment agreements that were in effect for each named executive officer on December 31, 2022, and assume that the termination and/or change in control, as applicable, was effective as of December 31, 2022, the last business day of the prior fiscal year, and that the respective named executive officers exercised all options and/or received cash in exchange for eligible PRSUs and RSUs at such time. The table is merely an illustrative example of the impact of a hypothetical termination of employment or change in control (except for Messrs. Loughmiller, Hallett, Hammer and Fisher). The amounts that would actually be paid upon a termination of employment can only be determined at the time of such termination, based on the facts and circumstances then prevailing.
Named Executive Officer and Triggering Event	Cash Severance	Non-Equity Incentive Pay(1)	Options(2)	PRSUs(3)	RSUs(4)	Life Insurance(5)	Total
Peter Kelly
• Death	$40,075(8)	$216,024	—	$4,245,191	$2,023,494	$800,000	$7,324,784
• Disability(6)	$40,075(8)	$216,024	—	$4,245,191	$2,023,494	—	$6,524,784
• Retirement(7)	—	—	—	—	—	—	—
• Voluntary / for Cause	—	—	—	—	—	—	—
• Termination w/o Cause or for Good Reason	$3,506,287(9)	$216,024	—	$1,887,548	$2,023,494	—	$7,633,353
• CIC (single trigger)	—	$216,024	—	—	—	—	$216,024
• Termination after CIC (double trigger)	$3,506,287(10)	$216,024	—	$4,245,191	$2,023,494	—	$9,990,996
Eric Loughmiller
• Retirement	—	$123,750	$127,337	$973,682	$1,332,366	—	$2,557,135
Jim Hallett
• Retirement	—	—	$377,144	$2,164,573	$1,984,859	—	$4,526,576
James Coyle
• Death	$40,075(8)	—	—	$598,930	$783,000	$800,000	$2,222,005
• Disability(6)	$40,075(8)	—	—	$598,930	$783,000	—	$1,422,005
• Retirement(7)	—	—	—	—	—	—	—
• Voluntary / for Cause	—	—	—	—	—	—	—
• Termination w/o Cause or for Good Reason	$1,540,075(9)	—	—	$310,916	$783,000	—	$2,633,991
• CIC (single trigger)	—	—	—	—	—	—	—
• Termination after CIC (double trigger)	$2,040,075(10)	—	—	$598,930	$783,000	—	$3,422,005
Srisu Subrahmanyam
• Death	$39,430(8)	$104,435	—	$743,380	$797,668	$800,000	$2,484,913
• Disability(6)	$39,430(8)	$104,435	—	$743,380	$797,668	—	$1,684,913
• Retirement(7)	—	—	—	—	—	—	—
• Voluntary / for Cause	—	—	—	—	—	—	—
• Termination w/o Cause or for Good Reason	$1,437,660(9)	$104,435	—	$389,543	$797,668	—	$2,729,306
• CIC (single trigger)	—	$104,435	—	—	—	—	$104,435
• Termination after CIC (double trigger)	$1,903,736(10)	$104,435	—	$743,380	$797,668	—	$3,549,219
John Hammer
• Termination w/o Cause	$1,911,890(9)	—	—	$247,933	$39,875	—	$2,199,698
Tom Fisher
• Termination for Good Reason	$1,387,206(9)	$26,630	$20,056	$154,969	$28,449	—	$1,617,310

(1)
Except for Messrs. Loughmiller, Hammer and Fisher (for whom amounts reflect the value actually received upon termination), the amounts reported are equal to the full amount of the named executive officer’s 2022 annual bonus (a December 31, 2022 termination results in a 100% payout, whereas a termination on any other date would result in a prorated amount to the extent applicable).

(2)
Except for Messrs. Hallett, Hammer and Fisher, the amounts reported assume a KAR common stock price of $13.05, which was the closing price on December 31, 2022. The amounts reported reflect the intrinsic (“in-the-money”) value of shares underlying time-based options, calculated as the difference between $13.05 and the exercise price of such options. The amounts disclosed in this column do not include the value of the performance-based option awards granted in 2021 because the performance conditions which are satisfied upon the attainment and maintenance of the Company’s stock price at or above a certain level above the exercise price of the options, had not been satisfied based on the assumption of a KAR common stock price of $13.05, which was the closing price on December 31, 2022. In the event of a termination of a

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named executive officer’s employment due to death or disability, the performance-based options will remain eligible to attain the performance conditions for one year following such termination of employment. In the event of a named executive officer’s retirement (if eligible), the performance-based options will continue to vest in accordance with the applicable vesting schedule and remain subject to performance requirements. For Messrs. Loughmiller Hallett, Hammer and Fisher, the amounts shown reflect the value actually received upon termination and assume a KAR common stock price of $13.05, $13.68, $12.98, and $17.87, respectively, which was the closing price of KAR common stock on the day of his cessation of employment with the Company. Messrs. Hammer and Fisher forfeited unvested stock options upon termination. Messrs. Loughmiller and Hallett were retirement-eligible and therefore the time-based and performance-based options will continue to vest in accordance with the applicable vesting schedule, and the performance-based options will remain subject to performance requirements.
(3)
Except for Messrs. Hallett, Hammer and Fisher, the amounts reported assume a KAR common stock price of $13.05, which was the closing price on December 31, 2022. In the event that a named executive officer terminates employment as a result of the named executive officer’s death, Disability, Retirement, Normal Retirement or Early Retirement (if eligible) (each as defined in the Omnibus Plan except for Normal Retirement and Early Retirement which are defined in the applicable award agreements) prior to a Change in Control (as defined in the Omnibus Plan) and as of December 31, 2022, each of the named executive officers would be entitled to, (i) immediate vesting of all of the 2021 and 2022 PRSUs in the case of death or Disability, or continued vesting of all of the 2021 and 2022 PRSUs on the case of Normal Retirement (if eligible) or all of the 2021 PRSUs and 24/36ths of the 2022 PRSUs in the case of Early Retirement (if eligible), in each case based on actual performance of the 2021 and 2022 PRSUs. In the event that a named executive officer is terminated without Cause or resigns for Good Reason (each as defined in the applicable employment agreement) prior to a Change in Control and as of December 31, 2022, the named executive officer would be entitled to continued vesting of 24/36ths of the 2021 PRSUs and 12/36ths of the 2022 PRSUs, based on actual performance. With respect to the events described above, the amounts disclosed in the table for the 2021 and 2022 PRSUs assume performance at the target level. The 2020 PRSUs are not disclosed in the table because the 2020 PRSUs were not earned and did not vest as a result of the Company’s Cumulative Operating Adjusted Net Income Per Share not achieving at least threshold level of performance over the three-year measurement period ending on December 31, 2022.

If a Change in Control occurs prior to the termination of such named executive officer’s employment, assuming a Change in Control date of December 31, 2022, he would be entitled to receive immediate vesting of the target number of 2021 and 2022 PRSUs as of his termination date, without proration, with respect to any such awards that are not assumed or replaced in the Change in Control, each as of the Change in Control date. If awards are assumed or replaced in the Change in Control, and such named executive officer’s employment is terminated following the Change in Control as a result of a termination without Cause or a resignation for Good Reason, assuming a Change in Control date of December 31, 2022, he would be entitled to receive immediate vesting of the target number of 2021 and 2022 PRSUs, without proration, as of his termination date. With respect to a Change in Control, the amounts disclosed in the “CIC (single trigger)” rows in the table assume that the awards are assumed or replaced in the Change in Control.
For Messrs Loughmiller, Hallett, Hammer and Fisher the amounts shown reflect the value actually received upon termination. For Messrs. Hallett, Hammer and Fisher, the amounts reported assume a KAR common stock price of $13.68, $12.98, and $17.87, respectively, which was the closing price of KAR common stock on the day of his cessation of employment with the Company. Messrs. Hammer and Fisher were entitled to continued vesting of a prorated portion of the 2021 and 2022 PRSUs, based on actual performance and the number of full months worked during such performance period. Mr. Loughmiller was entitled to a prorated portion of the 2021 and 2022 PRSUs based on the Company’s actual performance during the performance period and the number of full months worked through the retirement date plus a credit of an additional 12 months. Mr. Hallett was entitled to full continued vesting of the 2021 and 2022 PRSUs based on the Company’s actual performance during the performance period.
(4)
Except for Messrs. Hallett, Hammer and Fisher, the amounts reported assume a KAR common stock price of $13.05, which was the closing price on December 31, 2022. In the event a named executive officer’s employment is terminated as a result of a termination for Cause or a voluntary termination prior to a Change in Control and as of December 31, 2022, he would forfeit the unvested portion of his RSUs. In the event a named executive officer’s employment is terminated as a result of a termination without Cause or a resignation for Good Reason prior to a Change in Control and as of December 31, 2022, he would receive continued vesting of his unvested 2020 and 2022 RSUs. In the event a named executive officer’s employment is terminated due to his death or Disability prior to a Change in Control and as of December 31, 2022, he would be entitled to receive immediate vesting of the unvested portion of his RSUs. In the event that a named executive officer terminates employment prior to a Change in Control due to his Normal Retirement or Early Retirement (if eligible), he would be entitled to receive (i) if due to Early Retirement, continued vesting of the unvested portion of his 2020 RSUs that are scheduled to vest in the 12 months following the retirement date plus a prorated portion of such RSUs based on the number of full months he was employed since the most recent anniversary of the grant date (after giving 12 months vesting credit following the retirement date) and, for the 2022 RSUs, continued vesting of the unvested portion of his 2022 RSUs that are scheduled to vest on the next scheduled vesting date and a prorated amount scheduled to vest on the next vesting date being equal to the total number of unvested RSUs that would have vested on the

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next scheduled vesting date multiplied by a fraction, the numerator of which is the number of full calendar months since the most recent of the grant date or scheduled vesting date, and the denominator of which is 12, and (ii) if due to Normal Retirement, continued full vesting of the 2020 and 2022 RSUs.
If a Change in Control occurs prior to the termination of such named executive officer’s employment, assuming a Change in Control date of December 31, 2022, he would be entitled to receive immediate vesting of any RSU awards that are not assumed or replaced in the Change in Control, each as of the Change in Control date. If such named executive officer’s employment is terminated following a Change in Control as a result of a termination without Cause or a resignation for Good Reason, assuming a Change in Control date of December 31, 2022, he would be entitled to receive immediate vesting of any RSU awards that are assumed or replaced in the Change in Control, as of his termination date. With respect to a Change in Control, the amounts disclosed in the “CIC (single trigger)” rows in the table assume that the RSUs are assumed or replaced in the Change in Control.
For Messrs. Loughmiller, Hallett, Hammer and Fisher, the amounts shown reflect the value actually received upon termination and assume a KAR common stock price of $13.05, $13.68, $12.98, and $17.87, respectively, which was the closing price of KAR common stock on the day of his cessation of employment with the Company. Messrs. Hammer and Fisher were entitled to continued vesting of the 2020 RSUs. Mr. Loughmiller was entitled to continued vesting of the 2020 and 2022 RSUs. Mr. Hallett was entitled to continued vesting of the 2022 RSUs (the 2020 RSUs had previously vested as scheduled).
(5)
Under the Group Term Life Policy, a named executive officer’s designated beneficiary is entitled to a payment in an amount equal to two times his annual salary, not exceeding $800,000.

(6)
Long-term disability is a Company-paid benefit for all employees and therefore is not included in this table. The long-term disability benefit is only paid after six months on short-term disability and is 66.67% of base pay capped at $15,000 per month.

(7)
Messrs. Kelly, Coyle and Subrahmanyam had not satisfied any of the Retirement, Normal Retirement or Early Retirement requirements under the applicable award agreements under the Omnibus Plan as of December 31, 2022, and thus, they would not have been entitled to accelerated or continued vesting of their equity or a prorated payout of their annual bonuses for a “retirement” as of such date.

(8)
Under the terms of the employment agreements for each named executive officer, he (or his estate) would be entitled to COBRA premium payments for 18 months in the event of his death or Disability.

(9)
These amounts are equal to (i) for Mr. Kelly, (a) two times the sum of Mr. Kelly’s current annual base salary ($773,000) and his 2022 target bonus amount, and (b) COBRA premium payments for 18 months; (ii) for Messrs. Coyle, Subrahmanyam and Fisher, (a) one and a half times the sum of his current annual base salary ($500,000 for Mr. Coyle, $468,000 for Mr. Subrahmanyam, and $450,000 for Mr. Fisher) and his 2022 target bonus amount, and (b) COBRA premium payments for 18 months. For Mr. Fisher, this amount also includes $9,212 in accrued but unpaid vacation. For Mr. Hammer, this amount includes $1,716,000 that Mr. Hammer received in connection with his separation from the Company upon the closing of the ADESA Sale and $195,890 in connection with the Company being obligated to pay a prorated portion of the outstanding annual cash bonus opportunities to transferring employees upon closing the ADESA Sale.

(10)
These amounts are equal to two times the sum of the named executive officer’s current annual base salary ($773,000 for Mr. Kelly, $500,000 for Mr. Coyle and $468,000 for Mr. Subrahmanyam) and his 2022 target bonus amount, and COBRA premium payments for 18 months.

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EMPLOYMENT AGREEMENTS WITH NAMED EXECUTIVE OFFICERS
Each of our named executive officers has an employment agreement with the Company. A summary of each of the agreements is provided below.
Named Executive Officers (other than Mr. Hallett)
The Company has entered into substantially similar employment agreements with Messrs. Kelly, Loughmiller, Coyle, Subrahmanyam, Hammer and Fisher (each, an “Executive”) providing for their at-will employment and the severance and change of control payments described below. Messrs. Loughmiller, Hammer and Fisher’s employment terminated on December 31, 2022, May 9, 2022, and April 7, 2022, respectively. Mr. Hammer’s employment agreement was assigned to Carvana in connection with the ADESA Sale.
Termination Due to Death or Disability. If an Executive terminates his employment due to death or disability, the Company will be obligated to pay him (or his legal representatives) an amount equal to the sum of (i) any earned but unpaid base salary; (ii) accrued but unpaid vacation earned through the date of termination; (iii) unreimbursed business expenses; and (iv) any vested employee benefits. The aggregate of the foregoing is referred to as the “Accrued Obligations.” In addition, the executive or his estate/beneficiaries would be entitled to receive (i) COBRA premium payments for 18 months or until the executive becomes eligible for coverage under another employer’s health plan, if the executive is participating in the Company’s health plans on the date of such termination of employment (the “Continued Benefits”); (ii) the prorated portion of his annual bonus for the calendar year in which such termination of employment occurred, calculated based on the executive’s actual performance and based on the number of days the executive was employed by the Company during such calendar year (the “Pro Rata Bonus”); and (iii) a payment equal to the amount of any annual bonus which has been earned in a prior year but which has not yet been paid to the executive (the “Earned but Unpaid Bonus”).
For purposes of their employment agreements, “disability” means a “Total Disability” (or equivalent) as defined in the Company’s long term disability plan in effect at the time of the disability.
Voluntary Termination or Termination for Cause. If an Executive voluntarily terminates his employment or if the Company terminates the Executive’s employment for Cause, the Company’s sole obligation will be to pay him the Accrued Obligations. For purposes of their employment agreements, “Cause” means the (i) executive’s willful, continued and uncured failure to perform substantially their duties under the agreement (other than any such failure resulting from incapacity due to medically documented illness or injury) for a period of 14 days following written notice by the Company to the executive of such failure; (ii) executive engaging in illegal conduct or gross misconduct that is demonstrably likely to lead to material injury to the Company, monetarily or otherwise; (iii) executive’s indictment or conviction of, or plea of nolo contendere to, a crime constituting a felony or any other crime involving moral turpitude; (iv) executive’s material breach of the Company’s code of business conduct and ethics; or (v) executive’s violation of the restrictive covenants under the agreement or any other covenants owed to the Company by executive.
Termination Without Cause or Resignation for Good Reason. In the event an Executive is terminated by the Company without Cause or he resigns for Good Reason, the Executive would be entitled to receive, subject to the execution and non-revocation of a release of claims, (i) a lump sum cash payment equal to the sum of one and a half times (except for Mr. Kelly, two times) his annual base salary plus target annual bonus for the year in which such termination of employment occurs; (ii) the Continued Benefits; (iii) the Pro Rata Bonus; and (iv) the Earned but Unpaid Bonus. For purposes of their employment agreements, “Good Reason” means (i) any material reduction of the executive’s authority, duties and responsibilities; (ii) any material failure by the Company to comply with any of the terms and conditions of the agreement; (iii) any failure to timely pay or provide the executive’s base salary, or any reduction in the executive’s base salary, excluding any base salary reduction made in connection with across the board salary reductions; (iv) the requirement by the Company that the executive relocate his principal business location to a location more than 50 miles from the executive’s principal base of operation as of the effective date of the agreement; or (v) a Change of Control occurs and, if applicable, the Company fails to cause its successor (whether by purchase, merger, consolidation or otherwise) to assume or reaffirm the Company’s obligations under the agreement without change. For purposes of the foregoing, “Change of Control” has the same meaning as the term “Change in Control” under the Omnibus Plan.
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Change In Control Termination. In the event an Executive is terminated by the Company without Cause or such executive resigns for Good Reason, as described above, and such termination occurs within two years of a Change of Control (as defined under the Omnibus Plan), the executive would be entitled to receive, subject to the execution and non-revocation of a release of claims, (i) a lump sum cash payment equal to the sum of two times his annual base salary plus target annual bonus for the year in which such termination of employment occurs; (ii) the Continued Benefits; (iii) the Pro Rata Bonus; and (iv) the Earned but Unpaid Bonus.
Requirements With Respect to Non-Competition and Non-Solicitation. Upon a termination of employment for any reason, an Executive is subject to the following one year post-termination restrictive covenants: (i) non-competition restrictions; and (ii) non-solicitation of Company employees and customers.
Jim Hallett
In connection with Mr. Hallett stepping down as Chief Executive Officer on April 1, 2021, the Company and Mr. Hallett entered into a new employment agreement to reflect Mr. Hallett’s new role as Executive Chairman, effective April 1, 2021, providing for the severance and change of control payments set forth below. Mr. Hallett’s employment agreement ended on March 31, 2023 in accordance with its terms.
Termination Due to Death or Disability. If Mr. Hallett terminated his employment due to death or disability, the Company would be obligated to pay to Mr. Hallett (or his legal representatives) an amount equal to the sum of (i) any earned but unpaid base salary; (ii) accrued but unpaid vacation earned through the date of termination; (iii) unreimbursed business expenses; and (iv) any vested employee benefits. The aggregate of the foregoing is referred to as the “Accrued Obligations.” In addition, Mr. Hallett or his estate/beneficiaries would be entitled to receive (i) COBRA premium payments for 18 months or until Mr. Hallett becomes eligible for coverage under another employer’s health plan, if Mr. Hallett is participating in the Company’s health plans on the date of such termination of employment (the “Continued Benefits”); (ii) the prorated portion of his annual bonus for the calendar year in which such termination of employment occurred, calculated based on Mr. Hallett’s actual performance and based on the number of days Mr. Hallett was employed by the Company during such calendar year (the “Pro Rata Bonus”); and (iii) a payment equal to the amount of any annual bonus which has been earned in a prior year but which has not yet been paid to Mr. Hallett (the “Earned but Unpaid Bonus”).
For purposes of his employment agreement, “disability” means a “Total Disability” (or equivalent) as defined in the Company’s long term disability plan in effect at the time of the disability.
Voluntary Termination or Termination for Cause. If Mr. Hallett voluntarily terminated his employment or if the Company terminated his employment for Cause, the Company’s sole obligation would be to pay him the Accrued Obligations. For purposes of his employment agreement, “Cause” means the (i) Mr. Hallett’s willful, continued and uncured failure to perform substantially his duties under the agreement (other than any such failure resulting from incapacity due to medically documented illness or injury) for a period of 14 days following written notice by the Company to Mr. Hallett of such failure; (ii) Mr. Hallett engaging in illegal conduct or gross misconduct that is demonstrably likely to lead to material injury to the Company, monetarily or otherwise; (iii) Mr. Hallett’s indictment or conviction of, or plea of nolo contendere to, a crime constituting a felony or any other crime involving moral turpitude; (iv) Mr. Hallett’s material breach of the Company’s code of business conduct and ethics; or (v) Mr. Hallett’s violation of the restrictive covenants under the agreement or any other covenants owed to the Company by Mr. Hallett.
Termination Without Cause or Resignation for Good Reason. In the event Mr. Hallett was terminated by the Company without Cause or Mr. Hallett resigned for Good Reason, Mr. Hallett would be entitled to receive, subject to the execution and non-revocation of a release of claims, (i) a lump sum cash payment equal to the sum of two and a half times his annual base salary plus target annual bonus for the year in which such termination of employment occurs; (ii) the Continued Benefits; (iii) the Pro Rata Bonus; and (iv) the Earned but Unpaid Bonus. For purposes of his employment agreement, “Good Reason” means (i) any material reduction of Mr. Hallett’s authority, duties and responsibilities; (ii) any material failure by the Company to comply with any of the terms and conditions of the agreement; (iii) any failure to timely pay or provide Mr. Hallett’s base salary, or any reduction in Mr. Hallett’s base salary, excluding any base salary reduction made in connection with across the board salary reductions; (iv) the requirement by the Company that Mr. Hallett relocate his principal business location to a location more than 50 miles from Mr. Hallett’s principal base of operation as of the effective date of the agreement; or (v) a Change
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of Control occurs and, if applicable, the Company fails to cause its successor (whether by purchase, merger, consolidation or otherwise) to assume or reaffirm the Company’s obligations under the agreement without change. For purposes of the foregoing, “Change of Control” has the same meaning as the term “Change in Control” under the Omnibus Plan.
Requirements With Respect to Non-Competition and Non-Solicitation. Upon a termination of employment for any reason, Mr. Hallett is subject to the following one year post-termination restrictive covenants: (i) non-competition restrictions; and (ii) non-solicitation of Company employees and customers.
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CEO PAY RATIO

Summary
For the 2022 fiscal year, the ratio of the annual total compensation of Mr. Kelly, our Chief Executive Officer (“CEO Compensation”), to the median of the annual total compensation of all of our employees and those of our consolidated subsidiaries other than Mr. Kelly (“Median Annual Compensation”) was 117 to 1.
This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K using the data and assumptions described below. The assumptions used in the calculation of our estimated pay ratio are specific to our company and our employee population; therefore, our pay ratio may not be comparable to the pay ratios of other companies, including the companies in our proxy comparator group.
In this summary, we refer to the employee who received the Median Annual Compensation as the “Median Employee.” For purposes of this summary, Median Annual Compensation was $60,010, and was calculated by totaling for our Median Employee all applicable elements of compensation for the 2022 fiscal year in accordance with Item 402(c)(2)(x) of Regulation S-K. For purposes of this summary, CEO Compensation was $7,028,222. CEO Compensation for purposes of this disclosure represents the total compensation reported for Mr. Kelly in the “Summary Compensation Table for 2022” for the 2022 fiscal year.
Methodology
In 2022, we completed the ADESA Sale, which caused a significant change in our employee population from that employed for our 2020 pay ratio calculation, which we utilized again in 2021. Given this impact, we have re-identified the Median Employee for 2022.
To identify the Median Employee, we first determined our employee population as of December 31, 2022 (the “Determination Date”). We had 4,584 employees (other than our CEO, Mr. Kelly), representing all full-time, part-time, seasonal and temporary employees of us and our consolidated subsidiaries as of the Determination Date. This number did not include any independent contractors or “leased” workers, as permitted by the applicable SEC rules. As permitted under the de minimis exemption to Item 402(u) of Regulation S-K, we chose to exclude 221 employees in the following countries in identifying our Median Employee, which together comprised less than 5% of our total employee population: France (4); Germany (35); Italy (27); Mexico (10), and the Philippines (145).
We then measured compensation for the period beginning on January 1, 2022 and ending on December 31, 2022 for 4,363 employees (after the permitted exclusions noted above). This compensation measurement was first calculated by totaling base salary (for salaried employees) and wages (for hourly employees) for each employee, and converting international currencies into U.S. dollars. We annualized the total compensation for the portion of our permanent employee workforce (full-time and part-time) which worked for less than the full fiscal year due to commencing employment after the beginning of the fiscal year.
We identified the Median Employee, who was located in the U.S. We then calculated gross wages reported on Form W-2 which included cash compensation, including regular pay (wages and salary), all variants of overtime (if eligible), and all variants of bonus payments actually paid (if any).
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PAY VERSUS PERFORMANCE

The following tables and related disclosures provide information about (i) the total compensation of our principal executive officer (“PEO”) and our non-PEO named executive officers (collectively, the “Non-PEO NEOs”) as presented in the Summary Compensation Table on page 47, (ii) the “compensation actually paid” (“CAP”) to our PEO and Non-PEO NEOs, as calculated pursuant to Item 402(v) of Regulation S-K (“Item 402(v)”), (iii) certain financial performance measures, and (iv) the relationship of the CAP to those financial performance measures.
CAP, as determined under SEC rules, does not reflect the actual amount of compensation earned by or paid to our named executive officers during a covered year or the way in which the Compensation Committee views compensation decisions. The Compensation Committee did not consider the pay-versus-performance disclosure below in making its pay decisions for any of the years shown. For further information on our pay-for-performance philosophy and how our executive compensation aligns with the Company’s performance, refer to “Compensation Discussion and Analysis” beginning on page 27.
Pay Versus Performance Table
Year	Summary Compensation Table Total for First PEO ($)(1)(2)	Summary Compensation Table Total for Second PEO ($)(1)(2)	Compensation Actually Paid to First PEO ($)(1)(3)	Compensation Actually Paid to Second PEO ($)(1)(3)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)(4)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)(5)	Value of Initial Fixed $100 Investment Based On:		Net Income ($ Millions)(8)	Adjusted EBITDA ($ Millions)(9)
							Total Shareholder Return ($)(6)	Peer Group Total Shareholder Return ($)(7)
2022	—	7,028,222	—	3,969,021	2,658,920	678,130	61	118	241.2	231.2
2021	4,791,562	8,477,933	3,283,034	10,085,548	2,645,862	2,741,683	73	141	66.5	434.2
2020	5,847,463	—	7,717,959	—	1,963,108	2,365,166	87	111	0.5	375.3

(1)
James P. Hallett was our PEO in 2020 (First PEO). In 2021, Peter J. Kelly became our PEO effective April 1, 2021 (Second PEO), and Mr. Hallett stepped down from the PEO role on March 31, 2021. Mr. Kelly was our PEO in 2022. The Non-PEO NEOs included in these columns reflect the following:

•
2022: Eric M. Loughmiller; James P. Hallett; James P. Coyle; Sriram Subrahmanyam; John C. Hammer; and Thomas J. Fisher.

•
2021: Eric M. Loughmiller; John C. Hammer; Justin Davis; and James P. Coyle.

•
2020: Eric M. Loughmiller; Peter J. Kelly; John C. Hammer; and Thomas J. Fisher.

(2)
Amounts reflect the total compensation for our PEOs, as reported in the Summary Compensation Table for the applicable fiscal year.

(3)
Amounts reflect the CAP to our PEOs, as computed in accordance with Item 402(v). Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. As provided in Item 402(v), the adjustments in the table below were made to each of our PEOs’ total compensation reported in the Summary Compensation Table for each year to determine the compensation actually paid to our PEOs for purposes of this disclosure.

Summary Compensation Table (“SCT”) Total for PEOs	First PEO – Mr. Hallett			Second PEO – Mr. Kelly
	2022	2021	2020	2022	2021	2020
SCT Total	—	$4,791,562	$5,847,463	$7,028,222	$8,477,933	—
Adjustments for stock awards and option awards
(Deduct): Aggregate value for stock awards and option awards included in SCT Total for the covered fiscal year	—	($3,750,017)	($3,900,024)	($6,005,505)	($7,500,004)	—
Add: Fair value at year end of awards granted during the covered fiscal year that were outstanding and unvested at the covered fiscal year end	—	$5,880,862	$3,283,850	$4,785,239	$10,154,053	—
Add (Deduct): Year-over-year change in fair value at covered fiscal year end of awards granted in any prior fiscal year that were outstanding and unvested at the covered fiscal year end	—	($1,775,630)	$2,233,527	($1,216,563)	($567,259)	—
Add: Vesting date fair value of awards granted and vested during the covered fiscal year	—	—	$27,281	—	—	—
Add (Deduct): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied during the covered fiscal year	—	($1,863,742)	$61,799	$102,647	($479,175)	—
(Deduct): Fair value at end of prior fiscal year of awards granted in any prior fiscal year that failed to meet the applicable vesting conditions during the covered fiscal year	—	—	—	($725,020)	—	—
Add: Dividends or other earnings paid on awards in the covered fiscal year prior to vesting if not otherwise included in the SCT Total for the covered fiscal year	—	—	$164,063	—	—	—
CAP Amounts (as calculated)	—	$3,283,034	$7,717,959	$3,969,021	$10,085,548	—

(4)
Amounts reflect the average compensation for our non-PEO NEOs, as reported in the Summary Compensation Table for the applicable fiscal year.

(5)
Amounts reflect the average CAP to our Non-PEO NEOs, as computed in accordance with Item 402(v). Equity values are calculated in accordance with FASB ASC

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Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. As provided in Item 402(v), the adjustments in the table below were made to average the Non-PEO NEO’s total compensation reported in the Summary Compensation Table for each year to determine the average compensation actually paid to Non-PEO NEOs for purposes of this disclosure.
Summary Compensation Table (“SCT”) Total for Non-PEO NEOs	2022	2021	2020
SCT Total	$2,658,920	$2,645,862	$1,963,108
Adjustments for stock awards and option awards
(Deduct): Aggregate value for stock awards and option awards included in SCT Total for the covered fiscal year	($1,409,909)	($2,171,882)	($992,523)
Add: Fair value at year end of awards granted during the covered fiscal year that were outstanding and unvested at the covered fiscal year end	$1,122,288	$2,850,802	$841,142
Add (Deduct): Year-over-year change in fair value at covered fiscal year end of awards granted in any prior fiscal year that were outstanding and unvested at the covered fiscal year end	($328,936)	($288,831)	$548,649
Add: Vesting date fair value of awards granted and vested during the covered fiscal year	$17,368	—	$1,472
Add (Deduct): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied during the covered fiscal year	$15,568	($294,268)	($29,671)
(Deduct): Fair value at end of prior fiscal year of awards granted in any prior fiscal year that failed to meet the applicable vesting conditions during the covered fiscal year	($1,397,170)	—	—
Add: Dividends or other earnings paid on awards in the covered fiscal year prior to vesting if not otherwise included in the SCT Total for the covered fiscal year	—	—	$32,991
CAP Amounts (as calculated)	$678,130	$2,741,683	$2,365,166

(6)
The amounts in this column assume the investment of $100 on December 31, 2019 in the Company’s common stock and reinvestment of all dividends since that date.

(7)
The amounts in this column assume the investment of $100 on December 31, 2019 in the S&P SmallCap 600 Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report on Form 10-K for the year ended December 31, 2022.

(8)
Amounts reflect the Company’s net income as reported in the Company’s audited financial statements for the applicable year.

(9)
Adjusted EBITDA (a non-GAAP measure), as defined on page 36, was selected as the 2022 “Company-Selected Measure” as defined in Item 402(v).

Financial Performance Measures
In accordance with Item 402(v) requirements, we are providing the following unranked list of the financial performance measures that the Company considers to have been most important in linking the CAP to the PEO and Non-PEO NEOs in 2022 as set forth in the table above and Company performance:
•
Adjusted EBITDA

•
Operating Adjusted Net Income Per Share

•
Stock Price

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Relationship Between CAP and Performance
The following charts set forth the relationship between our PEO’s and Non-PEO NEOs’ CAP to (i) our TSR and S&P SmallCap 600 Index TSR, (ii) our net income, and (iii) our Adjusted EBITDA, over the three-year period from 2020 through 2022, each as set forth in the table above.*
CAP vs. TSR
CAP vs. Net Income
CAP vs. Adjusted EBITDA

*
PEO CAP for 2021 reflects the aggregate average 2021 CAP for Messrs. Kelly and Hallett, who each served as a PEO during a portion of 2021.

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PROPOSAL
In addition to the advisory vote to approve executive compensation, Section 14A of the Exchange Act and related SEC rules require that we provide stockholders the opportunity to vote, on a non-binding, advisory basis, as to how frequently we should hold future non-binding, advisory votes to approve executive compensation. SEC rules provide that, at least once every six years, stockholders must have an opportunity to indicate whether they would prefer that we hold future advisory votes on executive compensation every year, once every two years, or once every three years.
When this advisory vote was last held in 2017, stockholders indicated a preference to hold the advisory vote to approve executive compensation annually and the Board implemented this standard. The Board continues to believe that an annual advisory vote to approve executive compensation is the most appropriate for our stockholders and the Company at this time, as an annual “Say on Pay” vote enables stockholders to provide frequent input regarding the Company’s compensation philosophy, policies and practices.
Stockholders may cast their advisory vote to hold future advisory votes to approve executive compensation every year, every two years, every three years, or abstain from voting. The Board recommends that you vote in favor of holding an advisory vote to approve named executive officer compensation every year.
This vote is advisory and will not be binding on the Company or the Board. The Board will take the outcome of the vote into consideration when determining the frequency of future advisory votes on named executive officer compensation.
The Board of Directors recommends that you vote FOR holding future advisory votes to approve executive compensation “EVERY YEAR.”
Proxies solicited by the Board of Directors will be voted FOR “EVERY YEAR” unless stockholders specify a contrary vote.
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PROPOSAL
The Audit Committee has appointed KPMG LLP (“KPMG”) to serve as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2023. The Audit Committee and the Board seek to have the stockholders ratify the Audit Committee’s appointment of KPMG, which has served as the Company’s independent registered public accounting firm since 2007.
Although the Company is not required to seek stockholder approval of this appointment, the Board believes it is sound corporate governance to do so. If the appointment of KPMG is not ratified by the stockholders, the Audit Committee will consider the vote of the Company’s stockholders and may appoint another independent registered public accounting firm or may decide to maintain its appointment of KPMG. Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the shares present and entitled to vote at the 2023 annual meeting.
Representatives of KPMG will be present at the 2023 annual meeting and will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.
The Board of Directors recommends that you vote FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for 2023.
Proxies solicited by the Board of Directors will be voted “FOR” the ratification of the appointment of KPMG as our independent registered public accounting firm for 2023 unless stockholders specify a contrary vote.
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REPORT OF THE AUDIT COMMITTEE
The Audit Committee is currently comprised of three independent directors, each of whom satisfies the independence requirements of Section 10A of the Exchange Act and Rule 10A-3 thereunder. The Audit Committee oversees our financial reporting process on behalf of the Board and serves as the primary communication link between the Board as the representative of our stockholders, KPMG as our independent auditor, and our internal auditors. Our management has the primary responsibility for our financial statements and the reporting process, including the systems of internal controls and for assessing the effectiveness of internal controls over financial reporting. The Audit Committee, at least quarterly, meets with the Company’s Chief Financial Officer, the Company’s head of Internal Audit and representatives of KPMG and conducts separate executive sessions to discuss the audited consolidated financial statements, the evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting and compliance programs.
In fulfilling its responsibilities during the fiscal year, the Audit Committee reviewed and discussed with management the consolidated financial statements and related financial statement disclosures included in our Quarterly Reports on Form 10-Q and the audited consolidated financial statements and related financial statement disclosures included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Also, the Audit Committee reviewed with the independent auditors their judgments as to both the quality and the acceptability of our accounting policies. The Audit Committee’s review with the independent auditors included a discussion of the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. KPMG has provided the Audit Committee written disclosures and all communications required under PCAOB standards, including those concerning independence, and the Audit Committee has discussed those disclosures with KPMG. The Audit Committee has also reviewed non-audit services performed by KPMG and considered whether KPMG’s provision of non-audit services was compatible with maintaining its independence from the Company.
The Audit Committee discussed with our internal auditors and independent auditors the overall scope and plans for their respective audits and reviewed our plans for compliance with management certification requirements pursuant to Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee met with the internal auditors and independent auditors, with and without management present, to discuss the results of the auditors’ examinations, their evaluations of our internal controls, including a review of the disclosure control process, and the overall quality of our financial reporting. Management represented to the Audit Committee that the Company’s consolidated audited financial statements as of and for the fiscal year ended December 31, 2022 were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditors. The Audit Committee, or the Chair of the Audit Committee, also pre-approved all audit and non-audit services provided by the independent auditors during and relating to fiscal year 2022. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
The Audit Committee evaluates the performance of the independent auditors each year and determines whether to re-engage the current independent auditors or consider other audit firms. To assist in the evaluation of KPMG’s performance for the 2022 audit, the Audit Committee conducted a comprehensive evaluation, which included obtaining input from certain members of management, assessing KPMG’s independence, technical expertise, industry knowledge, adequacy of audit approach and scope, appropriateness of fees, and service and communication with management and the Audit Committee. The results of this evaluation were discussed with the KPMG engagement partner. The Audit Committee reviews with our Chief Financial Officer and the head of Internal Audit, the overall audit scope and plans, the results of internal and external audit examinations, evaluations by management and the independent auditors of our internal control over financial reporting, the quality of our financial reporting and the ability of the independent auditors to remain independent. Based on these evaluations, the Audit Committee approved the engagement of KPMG as our independent auditors for fiscal year 2023.
Although the Audit Committee has the sole authority to appoint the independent auditors, the Audit Committee has continued its long-standing practice of recommending that the Board ask our stockholders to ratify the appointment of the independent auditors at our annual meeting of stockholders.
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AUDIT COMMITTEE
FEES PAID TO KPMG LLP
The following table sets forth the aggregate fees charged to the Company by KPMG for audit services rendered in connection with the audit of our consolidated financial statements and reports for 2022 and 2021 and for other services rendered during 2022 and 2021 to the Company and its subsidiaries, as well as all out-of-pocket costs incurred in connection with these services:
Fee Category	2022	2021
Audit Fees(1)	$2,942,959	$2,563,576
Audit-Related Fees(2)	1,099,265	360,460
Tax Fees(3)	122,500	170,000
All Other Fees(4)	1,905	—
Total Fees	$4,166,629	$3,094,036

(1)
Audit Fees: Consists of fees for professional services rendered for the audit of our consolidated financial statements, review of the interim condensed consolidated financial statements included in the Company’s quarterly reports, the audit of our internal controls over financial reporting and services that are normally provided by independent registered public accounting firms in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation.

(2)
Audit-Related Fees: Consists principally of fees for professional services rendered for the carve-out audit of the ADESA U.S. physical auction business for the year ended December 31, 2021, as well as Service Organization Control 1 reporting, our Registration Statement on Form S-8 and the audit of our 401(k) benefit plan.

(3)
Tax Fees: Consists of fees for various tax planning projects.

(4)
All Other Fees: Consists principally of a license to use KPMG’s accounting research software.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Company’s independent registered public accounting firm fee pre-approval policy provides for an annual process through which the Audit Committee evaluates the nature and scope of the audit prior to the commencement of the audit. The Audit Committee also evaluates audit-related, tax and other services that are proposed, along with the anticipated cost of such services. The Audit Committee reviews schedules of specific services to be provided. If other services are provided outside of this annual process, under the policy they may be (i) pre-approved by the Audit Committee at a regularly scheduled meeting; or (ii) pre-approved by the Chair of the Audit Committee, acting between meetings and reporting back to the Audit Committee at the next scheduled meeting. All audit fees, audit-related fees, tax fees and all other fees described above were approved by the Audit Committee or the Chair of the Audit Committee before such services were rendered.
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RELATED PERSON TRANSACTIONS

REVIEW AND APPROVAL OF TRANSACTIONS WITH RELATED PERSONS
Pursuant to our written related person transactions policy, the Company reviews relationships and transactions in which the Company, or one of its business units, and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest.
In the course of the review and approval of a related person transaction, the Board or the Audit Committee may consider the following factors:
•
the nature of the related person’s interest in the transaction;

•
the material terms of the transaction, including, without limitation, the amount and type of transaction;

•
the importance of the transaction to the related person;

•
the importance of the transaction to the Company;

•
whether the transaction would impair the judgment of a director or executive officer to act in our best interest; and

•
any other matters that we deem appropriate.

Transactions in which the amount involved exceeds $120,000 in which the Company, or one of its business units, was a participant and a related person had a direct or indirect material interest are required to be disclosed in this proxy statement. Justin Davis, President of BacklotCars, has a brother, Ryan Davis, who served as Chief Strategy Officer of BacklotCars during 2022 and earned approximately $550,843 in total compensation. Further, in August 2022 the Company engaged Mr. Fisher’s consulting firm, Tack Iron LLC, to provide consulting services with respect to a data center migration project. During 2022, the Company paid Tack Iron LLC $250,000 in consulting fees. Except for the employment of Mr. Ryan Davis, the engagement of Tack Iron LLC, and the transactions set forth below, there were no related person transactions identified since January 1, 2022.
Series A Preferred Stock
On June 10, 2020, we issued 500,000 shares of Series A Preferred Stock to Ignition Acquisition Holdings LP, a Delaware limited partnership and affiliate fund of Apax, for an aggregate purchase price of $500 million, or $1,000 per share, in a private offering pursuant to the Investment Agreement, dated as of May 26, 2020, by and between the Company and the Apax Investor, an affiliate of Ignition Acquisition Holdings LP (the “Apax Investment Agreement”). On June 10, 2020 and June 29, 2020, we issued an aggregate of 50,000 shares of Series A Preferred Stock to Periphas Kanga Holdings, LP (“Periphas”), a Delaware limited partnership and affiliate of Periphas Capital GP, LLC (“Periphas Capital”), for an aggregate purchase price of $50 million, or $1,000 per share, in private offerings pursuant to the Investment Agreement, dated as of May 26, 2020, by and between the Company and Periphas Capital (the “Periphas Investment Agreement” and, together with the Apax Investment Agreement, the “Investment Agreements”).
The Series A Preferred Stock ranks senior to our common stock, with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company. The holders of the Series A Preferred Stock are entitled to a cumulative dividend at the rate of 7% per annum, payable quarterly in arrears. Dividends are payable in kind through the issuance of additional shares of Series A Preferred Stock for the first eight dividend payments, and thereafter, in cash or in kind, or in any combination of both, at our option. The holders of the Series A Preferred Stock are also entitled to participate in dividends declared or paid on our common stock on an as-converted basis.
The Series A Preferred Stock is currently convertible at the option of the holders thereof into shares of common stock at a conversion price of $17.75 per share of Series A Preferred Stock and a conversion rate of 56.3380 shares of common stock per share of Series A Preferred Stock, subject to certain anti-dilution adjustments. At any time after June 10, 2023, if the closing price of the common stock exceeds $31.0625 per share, as may be adjusted
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pursuant to the Certificate of Designations, for at least 20 trading days in any period of 30 consecutive trading days, at our election, all or any portion of the Series A Preferred Stock will be convertible into the relevant number of shares of common stock.
The holders of the Series A Preferred Stock are entitled to vote with the holders of our common stock as a single class on all matters submitted to a vote of the holders of our common stock.
At any time after June 10, 2026, we may redeem some or all of the Series A Preferred Stock for a per share amount in cash equal to: (i) the sum of (x) the liquidation preference thereof, plus (y) all accrued and unpaid dividends, multiplied by (ii) (A) 105% if the redemption occurs at any time after June 10, 2026 and prior to June 10, 2027 (B) 100% if the redemption occurs on or after June 10, 2027.
Upon the occurrence of a change of control, and subject to certain limitations set forth in the Certificate of Designations, each holder of the Series A Preferred Stock will either (i) receive such number of shares of common stock into which such holder is entitled to convert all or a portion of such holder’s shares of Series A Preferred Stock at the then current conversion price, (ii) receive, in respect of all or a portion of such holder’s shares of Series A Preferred Stock, the greater of (x) the amount per share of Series A Preferred Stock that such holder would have received had such holder, immediately prior to such change of control, converted such share of Series A Preferred Stock into common stock and (y) a purchase price per share of Series A Preferred Stock, payable in cash, equal to the product of (A) 105% multiplied by (B) the sum of the liquidation preference and accrued dividends with respect to such share of Series A Preferred Stock, or (iii) unless the consideration in such change of control event is payable entirely in cash, retain all or a portion of such holder’s shares of Series A Preferred Stock.
For so long as the Apax Investor or its affiliates beneficially own at least 25% of the shares of Series A Preferred Stock originally purchased pursuant to the Apax Investment Agreement on an as-converted basis, the Apax Investor will continue to have the right to appoint one individual to the Board. Additionally, so long as the Apax Investor or its affiliates beneficially own at least 50% of the shares of Series A Preferred Stock originally purchased pursuant to the Apax Investment Agreement on an as-converted basis, the Apax Investor will have the right to appoint one non-voting observer to the Board. Likewise, so long as Periphas beneficially owns a certain percentage of the shares of Series A Preferred Stock purchased in the Periphas issuance on an as-converted basis, Periphas will have the right to appoint one non-voting observer to the Board.
The Apax Investor and certain of its affiliates are subject to certain standstill restrictions, until the later of June 10, 2023 and the date on which the Apax Investor no longer beneficially owns 25% of the shares of Series A Preferred Stock originally purchased pursuant to the Apax Investment Agreement on an as-converted basis. Periphas is also subject to certain standstill restrictions, until the later of June 10, 2023 and the date on which Periphas no longer owns 50% of the shares of Series A Preferred Stock purchased in the Periphas issuance on an as-converted basis.
The Apax Investor, its affiliates and Periphas have certain customary registration rights with respect to shares of the Series A Preferred Stock and the shares of the common stock held by it issued upon any future conversion of the Series A Preferred Stock. Pursuant to these rights, on February 18, 2021, the Company filed a registration statement on Form S-3 with the SEC to register for resale an aggregate of (i) 634,305 shares of Series A Preferred Stock, consisting of the 571,606 shares of Series A Preferred Stock held by Ignition Acquisition Holdings LP and Periphas as of February 12, 2021 (including shares issued as dividends payable in kind), and 62,699 shares of Series A Preferred Stock to be issued as dividends paid in-kind on such shares through June 30, 2022; and (ii) 35,735,493 shares of common stock, which represents the total number of shares of common stock issuable upon conversion of all such shares of Series A Preferred Stock. Under the registration statement, Ignition Acquisition Holdings LP and Periphas may offer and sell shares of Series A Preferred Stock or shares of common stock in public or private transactions, or both. These sales may occur at fixed prices, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices.
At the close of business on April 6, 2023, the record date, Ignition Acquisition Holdings LP and Periphas held 576,645 and 57,660 shares of our Series A Preferred Stock, respectively, which shares represented approximately 22.9% and 2.9% of our common stock on an as-converted basis.
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REQUIREMENTS, INCLUDING DEADLINES, FOR
SUBMISSION OF PROXY PROPOSALS

NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS
In order to submit stockholder proposals for inclusion in our proxy statement related to the 2024 annual meeting of stockholders pursuant to SEC Rule 14a-8, materials must be received by the Secretary at the Company’s principal executive office at KAR Auction Services, Inc., Secretary, 11299 North Illinois Street, Carmel, Indiana 46032 no later than December 23, 2023.
The proposals must comply with all of the requirements of SEC Rule 14a-8. Proposals should be addressed to: Charles S. Coleman, EVP, Chief Legal Officer and Secretary, KAR Auction Services, Inc., 11299 North Illinois Street, Carmel, Indiana 46032. As the SEC’s shareholder proposal rules make clear, simply submitting a proposal does not guarantee its inclusion in our proxy statement.
The Company’s By-Laws also establish an advance notice procedure with regard to director nominations and stockholder proposals that are not submitted for inclusion in the proxy statement pursuant to SEC Rule 14a-8, but that a stockholder instead wishes to present directly at an annual meeting. To be properly brought before the 2024 annual meeting, a notice of the nomination or the matter the stockholder wishes to present at the meeting must be delivered to the Secretary at the Company’s principal office in Carmel, Indiana (see address above), not less than 90 or more than 120 days prior to the first anniversary of the date of this year’s annual meeting. As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of the Company’s By-Laws (and not pursuant to SEC Rule 14a-8) must be received no earlier than February 3, 2024, and no later than March 4, 2024. All director nominations and stockholder proposals must comply with the requirements of the Company’s By-Laws, a copy of which may be obtained at no cost from the Secretary of the Company by writing to KAR Auction Services, Inc., Secretary, 11299 North Illinois Street, Carmel, Indiana 46032.
Other than the proposals described in this proxy statement, the Company does not expect any matters to be presented for a vote at the 2023 annual meeting. However, if you grant a proxy, the persons named as proxy holders on the proxy card will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2023 annual meeting. If for any unforeseen reason, any one or more of the Board’s nominees is not available to stand for election as director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated as a substitute by the Board.
The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the foregoing procedures.
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QUESTIONS AND ANSWERS ABOUT THE PROXY
MATERIALS AND THE ANNUAL MEETING

Q:	Why am I receiving these materials?
A:	We are providing these proxy materials to you in connection with the solicitation, by our Board, of proxies to be voted at the Company’s 2023 annual meeting of stockholders and at any adjournments or postponements thereof. Stockholders are invited to attend the 2023 annual meeting to be held via a live audio webcast on June 2, 2023 beginning at 9:00 a.m., Eastern Daylight Time, at www.virtualshareholdermeeting.com/KAR2023, where stockholders will be able to listen to the meeting live, submit questions and vote online. You will need the 16-digit control number provided on your Notice (as defined below under “Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?”), on your proxy card, or on the instructions that accompanied your proxy materials. Our proxy materials are first being distributed to stockholders on or about April 21, 2023.
Q:	What proposals will be voted on, what is the Board’s voting recommendation, and what are the standards for determining whether a proposal has been approved?
A:	The holders of shares of Series A Preferred Stock are being asked to vote, as a separate class, on:

•
Proposal No. 1: To elect one director (Roy Mackenzie) designated by the Apax Investor to serve until the 2023 annual meeting of stockholders and until such director’s successor is duly elected and qualified, or such director’s earlier death, resignation or removal.

The holders of shares of common stock and shares of Series A Preferred Stock, voting together as a single class, are being asked to consider and vote on the following items:

•
Proposal No. 2: To elect eight directors to serve until the 2023 annual meeting of stockholders and until such director’s successor is duly elected and qualified, or such director’s earlier death, resignation or removal.

• Proposal No. 3: To approve, on an advisory basis, executive compensation.
• Proposal No. 4: To approve, on an advisory basis, the frequency of future votes to approve executive compensation.
• Proposal No. 5: To ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2023.
Proposal	Voting Choices and Board Recommendation	Voting Standard	Effect of Abstention	Effect of Broker Non-Vote
1. Election of Director Nominee Designated by the Apax Investor	• Vote “FOR” the nominee • Vote “AGAINST” the nominee • Abstain from voting for the nominee The Board recommends a vote FOR the director nominee.	More votes “FOR” than “AGAINST”	No effect	No effect
2. Election of Directors
•
Vote “FOR” all nominees

•
Vote “FOR” specific nominees

•
Vote “AGAINST” all nominees

•
Vote “AGAINST” specific nominees

•
Abstain from voting for all nominees

•
Abstain from voting for specific nominees

The Board recommends a vote FOR each of the director nominees.
		More votes “FOR” than “AGAINST”	No effect	No effect
3. Advisory Vote to Approve Executive Compensation
•
Vote “FOR” the advisory proposal

•
Vote “AGAINST” the advisory proposal

•
Abstain from voting on the advisory proposal

The Board recommends a vote FOR the advisory vote to approve executive compensation.
		Majority of the shares present and entitled to vote	Vote against	No effect
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4. Advisory Vote to Approve the Frequency of Future Votes to Approve Executive Compensation
•
Vote “FOR” holding the say-on-pay vote “EVERY YEAR”

•
Vote “FOR” holding the say-on-pay vote “EVERY TWO YEARS”

•
Vote “FOR” holding the say-on-pay vote “EVERY THREE YEARS”

•
Abstain from voting on the advisory proposal

The Board recommends a vote FOR holding the advisory vote to approve executive compensation “EVERY YEAR.”
	Frequency receiving the most “FOR” votes will be the recommendation of stockholders	No effect	No effect
5. Ratification of Independent Registered Accounting Firm
•
Vote “FOR” the ratification

•
Vote “AGAINST” the ratification

•
Abstain from voting on the ratification

The Board recommends a vote FOR the ratification of the appointment of KPMG as our independent registered accounting firm for 2023.
	Majority of the shares present and entitled to vote	Vote against	Not applicable
Q:	Who is entitled to vote?
A:
Only holders of our common stock and/or Series A Preferred Stock outstanding as of the record date, which is the close of business on April 6, 2023, may vote at the 2023 annual meeting. Each share of our common stock is entitled to one vote on each matter properly brought before the 2023 annual meeting and on which holders of common stock are entitled to vote.
Each record holder of Series A Preferred Stock will have a number of votes equal to the largest number of whole shares of common stock into which such shares are convertible on the record date on each matter that is properly brought before the 2023 annual meeting and on which holders of Series A Preferred Stock are entitled to vote together with common stock as a single class. In addition, each holder of record of Series A Preferred Stock will have one vote for each share of Series A Preferred Stock on each matter that is properly brought before the 2023 annual meeting and on which holders of Series A Preferred Stock are entitled to vote separately, as a class.
These shares include shares that are:
•
held directly in your name as the stockholder of record; and

•
held for you as the beneficial owner through a broker, bank or other nominee, including shares purchased under the KAR Auction Services, Inc. Amended and Restated Employee Stock Purchase Plan (the “ESPP”).

On the record date, the Company had 109,185,902 shares of common stock issued and outstanding and 634,305 shares of Series A Preferred Stock issued and outstanding.

Q:	Are there any requirements on how the holders of the Series A Preferred Stock must vote?
A:	Under the Investment Agreement, at the 2023 annual meeting, Ignition Acquisition Holdings LP and Periphas are required to vote their shares of Series A Preferred Stock in favor of the nine director nominees who are also being voted on by holders of common stock, in favor of the “say on pay” and “say on frequency” proposals and for ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2023, as described in these proxy materials. Ignition Acquisition Holdings LP and Periphas are entitled to vote at their discretion on the other proposals (if any) described in this proxy statement.
Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A:
Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, LLC, you are considered a “stockholder of record” with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person online during the 2023 annual meeting.
Beneficial Owner. If your shares are held in a brokerage account or by a bank or other nominee, you hold your shares in “street name” and are considered a “beneficial owner” with respect to those shares. These

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proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker on how to vote your shares and are also invited to attend the 2023 annual meeting.
Q:	How can I vote my shares and participate at the 2023 annual meeting?
A:
Stockholders may participate in the 2023 annual meeting by visiting the following website: www.virtualshareholdermeeting.com/KAR2023. To participate in the 2023 annual meeting, you will need the 16-digit control number provided on your Notice, on your proxy card, or on the instructions that accompanied your proxy materials.
Stockholder of Record. Shares held directly in your name as the stockholder of record may be voted online during the 2023 annual meeting. If you choose to vote your shares online during the 2023 annual meeting, please follow the instructions provided on the Notice to log in to
www.virtualshareholdermeeting.com/KAR2023. You will need the control number included on your Notice, on your proxy card, or on the instructions that accompanied your proxy materials.
Beneficial Owner. If you are a beneficial owner in street name and want to vote your shares online during the 2023 annual meeting, you will need to ask your bank, broker or other nominee to furnish you with a legal proxy and proof of beneficial ownership, such as your most recent account statement as of April 6, 2023, the record date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.
If you hold both common stock and Series A Preferred Stock, you will need to vote, or authorize a proxy to vote, each class of stock separately. Please be sure to vote or authorize a proxy to vote for each class of stock separately so that all your votes can be counted. For more information, see “What if I hold both common stock and Series A Preferred Stock” below.
Even if you plan to attend the 2023 annual meeting, the Company strongly recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the 2023 annual meeting. See “How can I vote my shares without attending the 2023 annual meeting?” below.
The 2023 annual meeting will begin promptly at 9:00 a.m., Eastern Daylight Time. We encourage you to access the meeting prior to the start time. Please allow ample time for online check-in, which will begin at 8:45 a.m. Eastern Daylight Time.
We are holding the 2023 annual meeting online and providing Internet voting to provide expanded access and to allow you to vote your shares online during the annual meeting, with procedures designed to ensure the authenticity and correctness of your voting instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Q:	What if I hold both common stock and Series A Preferred Stock?
A:
Some of our stockholders may hold both common stock and Series A Preferred Stock. If you are a holder of both common stock and Series A Preferred Stock, you can expect to receive separate sets of printed proxy materials.
You will need to vote, or authorize a proxy to vote, each class of stock separately in accordance with the instructions set forth herein and on the applicable proxy cards or voting instruction forms. Voting, or authorizing a proxy to vote, only your common stock will not also cause your shares of Series A Preferred Stock to be voted, and vice versa.
If you hold both common stock and Series A Preferred Stock, please be sure to vote or authorize a proxy to vote for each class of stock separately so that all your votes can be counted.

Q:	How can I vote my shares without attending the 2023 annual meeting?
A:
Whether you hold your shares directly as the stockholder of record or beneficially in street name, you may vote without attending the 2023 annual meeting in one of the following manners:
By Internet. Go to www.proxyvote.com and follow the instructions. You will need the control number included on your proxy card or voting instruction form;

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By Telephone. Dial 1-800-690-6903. You will need the control number included on your proxy card or voting instruction form; or
By Mail. Complete, date and sign your proxy card or voting instruction form and mail it using the enclosed, pre-paid envelope.
If you vote on the Internet or by telephone, you do not need to return your proxy card or voting instruction form. Internet and telephone voting for stockholders will be available 24 hours a day, and will close at 11:59 p.m., Eastern Daylight Time, on June 1, 2023.

Q:	If I am an employee holding shares pursuant to the ESPP, how will my shares be voted?
A:	Employees holding stock acquired through the ESPP will receive a voting instruction form covering all shares held in their individual account from Fidelity, the plan record keeper. The record keeper for the ESPP will vote your shares (i) in accordance with the specific instructions on your returned voting instruction form; or (ii) in its discretion, if you return a signed voting instruction form with no specific voting instructions.
Q:	What is the quorum requirement for the 2023 annual meeting?
A:	A quorum of stockholders is necessary to hold the 2023 annual meeting. A quorum at the 2023 annual meeting exists if stockholders entitled to cast a majority of the votes entitled to be cast at the 2023 annual meeting are present in person or represented by proxy. Abstentions and broker non votes are counted as present for establishing a quorum. A broker non-vote occurs on an item when a broker, bank or other nominee is not permitted to vote on that item absent instruction from the beneficial owner of the shares and no instruction is given.
Q:	What happens if I do not give specific voting instructions?
A:
Stockholder of Record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the 2023 annual meeting.
Beneficial Owner. If you are a beneficial owner of shares and do not provide the organization (e.g., broker, bank or other nominee) that holds your shares in “street name” with specific voting instructions, the organization that holds your shares may generally vote in its discretion on “routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on “non-routine” matters, such organization cannot vote your shares and will inform the inspector of election that it does not have the authority to vote on these matters with respect to your shares. This is generally referred to as a “broker non-vote.” Therefore, we urge you to give voting instructions to your broker, bank or other nominee. Shares represented by such broker non-votes will be counted in determining whether there is a quorum. Because broker non-votes are not considered shares entitled to vote, they will have no effect on the outcome of any proposal other than reducing the number of shares present in person or by proxy and entitled to vote from which a majority is calculated.
•
Routine Matters. The ratification of the appointment of KPMG as our independent registered public accounting firm for 2023 (Proposal No. 5) is considered a routine matter under applicable rules. A broker, bank or other nominee may generally vote on routine matters, and therefore no broker non votes will exist in connection with Proposal No. 5.

•
Non Routine Matters. The election of directors (Proposals No. 1 & 2), the advisory vote to approve executive compensation (Proposal No. 3), and the advisory vote to approve the frequency of future votes to approve executive compensation (Proposal No. 4) are each considered “non routine” matters under applicable rules are considered non routine matters under applicable rules. A broker, bank or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non votes on Proposal No. 1, Proposal No. 2, Proposal No. 3 and Proposal No. 4.

Q:	What does it mean if I receive more than one proxy card or voting instruction form?
A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction forms you receive.
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Q:	Who will count the vote?
A:	The votes will be counted by the inspector of elections appointed for the 2023 annual meeting.
Q:	Can I revoke my proxy or change my vote?
A:
Yes. You may revoke your proxy or change your voting instructions at any time prior to the vote at the 2023 annual meeting by:
•
providing written notice of revocation to the Secretary of the Company at 11299 North Illinois Street, Carmel, Indiana 46032;

• delivering a valid, later-dated proxy or a later-dated vote on the Internet or by telephone; or

•
attending the 2023 annual meeting online and voting during the meeting, which will automatically cancel any proxy previously granted.

Please note that your attendance at the 2023 annual meeting alone will not cause your previously granted proxy to be revoked unless you vote online during the 2023 annual meeting. If you wish to revoke your proxy, you must do so in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken. Shares held in street name may be voted by you online during the 2023 annual meeting only if you obtain a signed proxy from the record holder giving you the right to vote such shares.

Q:	Who will bear the cost of soliciting proxies for the 2023 annual meeting?
A:	The Company pays the cost of soliciting your proxy and reimburses brokers and others for forwarding to you the proxy materials as beneficial owners of our common stock. The Company’s directors, officers and employees also may solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.
Q:	Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?
A:	This year, we are again taking advantage of the SEC rules that allow us to furnish our proxy materials over the Internet. As a result, most of our stockholders will be mailed a Notice of Internet Availability of Proxy Materials (“Notice”), rather than a full paper set of the proxy materials. The Notice includes information on how to access the proxy materials via the Internet as well as how to vote via the Internet. We believe this method of delivery will decrease printing and shipping costs, expedite distribution of proxy materials to you, and reduce our impact on the environment. Stockholders who receive the Notice but would like to receive a printed copy of the proxy materials in the mail should follow the instructions in the Notice for requesting such materials.
Q:	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
A:
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we may deliver a single copy of the Notice and, if applicable, this proxy statement and the Company’s Annual Report to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders.
This procedure reduces our printing and mailing costs and also reduces our impact on the environment. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, a separate copy of the Notice or this proxy statement and the Company’s Annual Report, as requested, will be promptly delivered to any stockholder at a shared address to which we delivered a single copy of any of these documents. If you prefer to receive separate copies of the Notice, the proxy statement or Annual Report, contact Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department.
If you are a stockholder of record and are receiving more than one copy of the proxy materials at a single address and would like to participate in householding, please notify us by contacting Broadridge Financial Solutions, Inc. using the mailing address and phone number above. Stockholders who hold shares in “street name” may contact their broker, bank or other nominee to request information about householding.

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Q:	How can I obtain a copy of KAR’s Annual Report on Form 10-K?
A:	Copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC, are available to stockholders free of charge on our website at www.karglobal.com under the “Investor Relations” tab, or by writing to KAR Auction Services, Inc., Investor Relations, 11299 North Illinois Street, Carmel, Indiana 46032.
Q:	Where can I find the voting results of the 2023 annual meeting?
A:	KAR will announce preliminary voting results at the 2023 annual meeting and publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the 2023 annual meeting.
Q:	How can I attend the 2023 annual meeting?
A:
The 2023 annual meeting will be a completely virtual meeting of stockholders, which will be conducted through a live audio webcast. There will be no physical meeting location. You are entitled to participate in the annual meeting only if you were a Company stockholder as of the close of business on April 6, 2023 or if you hold a valid proxy for the annual meeting.
You will be able to attend the 2023 annual meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/KAR2023. You also will be able to vote your shares online during the annual meeting.
To participate in the 2023 annual meeting, you will need the 16-digit control number included on your Notice, on your proxy card, or on the instructions that accompanied your proxy materials. Instructions on how to attend and participate in our online meeting, including how to demonstrate proof of stock ownership, are posted on the meeting website.
The meeting will begin promptly at 9:00 a.m., Eastern Daylight Time. We encourage you to access the meeting prior to the start time. Online access to the meeting will open at 8:45 a.m., Eastern Daylight Time, and you should allow ample time to log in to the meeting and test your device’s audio capabilities prior to the start of the meeting.
The webcast will be available for replay until midnight on June 1, 2024.

Q:	What if I have technical difficulties or trouble accessing the meeting?
A:	If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log-in page at www.virtualshareholdermeeting.com/KAR2023.
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KAR AUCTION SERVICES, INC. 11299 NORTH ILLINOIS STREET CARMEL, IN 46032 SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 1, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/KAR2023You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 1, 2023. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V13737-P91991KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYKAR AUCTION SERVICES, INC. The Board of Directors recommends you vote FOR the following:1.Election of the director nominee designated by the Apax Investor. Nominee: 1a. Roy Mackenzie 2.Election of the other director nominees. Nominees: 2a. Carmel Galvin 2b. James P. Hallett 2c. Mark E. Hill 2d. J. Mark Howell 2e. Stefan Jacoby 2f. Peter Kelly 2g. Michael T. Kestner 2h. Sanjeev Mehra 2i. Mary Ellen Smith For Against Abstain! ! !For Against Abstain! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! ! The Board of Directors recommends you vote FOR theForAgainstAbstainfollowing proposal 3:3.To approve, on an advisory basis, executive compensation.!!!EveryEveryEveryTwoThreeThe Board of Directors recommends you voteYearYearsYearsAbstainEVERY YEAR for the following proposal 4:4.To approve, on an advisory basis, the frequency of!!!!future votes to approve executive compensation.The Board of Directors recommends you vote FOR theForAgainstAbstainfollowing proposal 5:5.To ratify the appointment of KPMG LLP as the Company's!!!independent registered public accounting firm for 2023. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

ANNUAL MEETING OF STOCKHOLDERS OFKAR AUCTION SERVICES, INC.JUNE 2, 2023Important Notice Regarding Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.comPlease sign, date and mailYour proxy card in the envelope provided as soon as possibleImportant Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Combined Document is available at www.proxyvote.comV13738-P91991PROXYKAR AUCTION SERVICES, INC.ANNUAL MEETING OF STOCKHOLDERS - JUNE 2, 2023PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints Peter Kelly and Charles S. Coleman, and each of them, as true and lawful agents and proxies with full power of substitution in each, to attend and represent the undersigned on all matters to come before the Annual Meeting of Stockholders and to vote as designated on the reverse side, all the shares of Series A Convertible Preferred Stock of KAR Auction Services, Inc., held of record by the undersigned on April 6, 2023, during or at any adjournment or postponement of the Annual Meeting of Stockholders to be held at 9:00 a.m., EDT, via the Internet at www.virtualshareholdermeeting.com/KAR2023. I hereby acknowledge receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement, the terms of which are incorporated by reference, and revoke any proxy previously given by me with respect to such meeting.This proxy will be voted as directed, or if no direction is indicated, the proxy holders will vote the shares represented by this proxy "FOR" the nominees listed in Proposals 1 and 2, "FOR" Proposals 3 and 5, "EVERY YEAR" for Proposal 4 and in the discretion of the proxy holders on any other matter that may properly come before the meeting. (Continued and to be signed on reverse side)

KAR AUCTION SERVICES, INC. 11299 NORTH ILLINOIS STREET CARMEL, IN 46032 SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 1, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/KAR2023You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 1, 2023. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V13739-P91991KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYKAR AUCTION SERVICES, INC.The Board of Directors recommends you vote FOR the following:2.Election of the other director nominees.Nominees:ForAgainstAbstain2a.Carmel Galvin!!!The Board of Directors recommends you vote FOR theForAgainstAbstainfollowing proposal 3:2b.James P. Hallett!!!3. To approve, on an advisory basis, executive compensation.!!!2c.Mark E. Hill!!!EveryEvery!!!EveryTwoThree2d.J. Mark HowellThe Board of Directors recommends you voteYearYearsYearsAbstainEVERY YEAR for the following proposal 4:2e.Stefan Jacoby!!!4. To approve, on an advisory basis, the frequency of!!!!future votes to approve executive compensation.2f.Peter Kelly!!!2g.Michael T. Kestner!!!The Board of Directors recommends you vote FOR theForAgainstAbstainfollowing proposal 5:2h.Sanjeev Mehra!!!5. To ratify the appointment of KPMG LLP as the Company's!!!independent registered public accounting firm for 2023.2i.Mary Ellen Smith!!!Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

ANNUAL MEETING OF STOCKHOLDERS OFKAR AUCTION SERVICES, INC.JUNE 2, 2023Important Notice Regarding Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.comPlease sign, date and mailYour proxy card in the envelope provided as soon as possibleImportant Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Combined Document is available at www.proxyvote.comV13740-P91991PROXYKAR AUCTION SERVICES, INC.ANNUAL MEETING OF STOCKHOLDERS - JUNE 2, 2023PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints Peter Kelly and Charles S. Coleman, and each of them, as true and lawful agents and proxies with full power of substitution in each, to attend and represent the undersigned on all matters to come before the Annual Meeting of Stockholders and to vote as designated on the reverse side, all the shares of common stock of KAR Auction Services, Inc., held of record by the undersigned on April 6, 2023, during or at any adjournment or postponement of the Annual Meeting of Stockholders to be held at 9:00 a.m., EDT, via the Internet at www.virtualshareholdermeeting.com/KAR2023. I hereby acknowledge receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement, the terms of which are incorporated by reference, and revoke any proxy previously given by me with respect to such meeting.This proxy will be voted as directed, or if no direction is indicated, the proxy holders will vote the shares represented by this proxy "FOR" each of the nominees listed in Proposal 2, "FOR" Proposals 3 and 5, "EVERY YEAR" for Proposal 4 and in the discretion of the proxy holders on any other matter that may properly come before the meeting. (Continued and to be signed on reverse side